                                                                Exhibit 10.20(a)
                                                                  Execution Copy


                                  BILL OF SALE
                                      (BA3)


                            Dated as of July 20, 2000


                                     between


                                PPL MONTANA, LLC


                                       and


                                 MONTANA OL4 LLC




                           COLSTRIP GENERATING UNIT 3
                          AND RELATED COMMON FACILITIES

                                  BILL OF SALE
                                      (BA3)


         This BILL OF SALE (BA3), dated as of July 20, 2000 (this "Bill of Sale") is made between PPL MONTANA, LLC, a Delaware limited liability company (the "Seller"), and MONTANA OL4 LLC, a Delaware limited liability company (the "Buyer").


                              W I T N E S S E T H:

         WHEREAS, the Seller owns an undivided interest in the Unit 3 Site, the Common Facilities 3-4 Site, and the Common Facilities 1-2-3-4 Site (collectively, the "Sites"), which are more particularly described on Exhibit A hereto and made a part hereof;

         WHEREAS, the Seller owns an undivided interest in Unit 3, which are more particularly described on Exhibit B hereto and made a part hereof;

         WHEREAS, the Seller owns an undivided interest in the Common Facilities 3-4 and the Common Facilities 1-2-3-4 (collectively, the "Common Facilities" and together with Unit 3, the "Facility"), which are more particularly described on Exhibit C hereto and made a part hereof; and

         WHEREAS, the Seller desires to sell and the Buyer desires to purchase the undivided interests described in Section 2 in Unit 3, the Common Facilities 3-4, and the Common Facilities 1-2-3-4 for the Purchase Price to be paid by the Buyer to the Seller pursuant to the Participation Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Unless the context hereof shall otherwise require, capitalized terms used, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto. The general provisions of such Appendix A shall apply to the terms used in this Bill of Sale and specifically defined herein.

SECTION 2. SALE OF THE UNDIVIDED INTEREST

         The Seller does hereby GRANT, BARGAIN, CONVEY, SELL, ASSIGN, TRANSFER, SET OVER, WARRANT AND CONFIRM unto the Buyer, its successors and assigns an undivided interest equal to the Owner Lessor's Percentage of Seller's (i) 30% undivided interest in and to Unit 3, and (ii) 15% undivided interest in (A) the Common Facilities 3-4, and (B) the Common Facilities 1-2-3-4 allocated to Units 3 and 4 pursuant to the Common

Facilities Agreement, in each case, as tenant in common with the right to nonexclusive possession of such facilities;

         TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, FOREVER. It is the intent of this Bill of Sale, that, from and after the execution and delivery of this Bill of Sale by the Seller, the Buyer will own the undivided interests, as a tenant in common with the owners of the remaining undivided interests in the Facility, who, together with the Buyer, will also have the right to nonexclusive possession of the Facility to the extent of their respective interests therein.

SECTION 3. WARRANT OF TITLE

         The Seller does hereby WARRANT AND COVENANT that, (i) it is the true and lawful owner of the Undivided Interest and has good right to sell the Undivided Interest, that, except for Permitted Liens, title to the Undivided Interest is on the date of execution hereof free and clear of all claims, liens, security interests and encumbrances of any nature, (ii) good, clear, record and marketable fee simple title to the Undivided Interest to the extent it constitutes personal property is hereby conveyed to the Buyer free and clear of all claims, liens, security interests and circumstances of any nature, and (iii) the Seller will forever warrant and defend such title against the claims of all Persons.

SECTION 4. SEVERANCE OF TITLE

         The parties hereto understand and agree that (a) title to the Undivided Interest, and every portion thereof, is severed, and shall be and remain severed, from title to the real estate constituting the Colstrip Site, and shall not, except as specifically contemplated by the Operative Documents, be affected in any way by any instrument dealing with the Colstrip Site or any part thereof, and (b) the Undivided Interest constitute personal property for all purposes, other than possibly for the purposes of laws relating to ad valorem or property taxes.

SECTION 5. WAIVER OF PARTITION

         So long as the Facility or any part thereof as originally constructed, reconstructed or added to is used or useful for the generation of electrical power and energy, or to the end of the period permitted by Applicable Law, whichever first occurs, the Buyer waives its right to partition whether by partition in kind or sale and division of the proceeds thereof, and agrees that it will not resort to any action at law or in equity to partition and further waives the benefit of all laws that may now or hereafter authorize such partition of the properties compromising the Facility. It is agreed that this covenant shall be deemed to run with the land. The Buyer agrees to incorporate this waiver in all deeds, deeds of trust, mortgages and instruments of conveyance relating to the Undivided Interest or any interest or portion thereof, whether delivered at the Closing or thereafter.

SECTION 6. DISCLAIMER OF WARRANTIES

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE SELLER CONVEYS THE UNDIVIDED INTEREST TO THE BUYER "AS-IS," "WHERE-IS," AND "WITH ALL FAULTS," AND THE BUYER ACKNOWLEDGES THAT

THE SELLER DOES NOT MAKE NOR SHALL BE DEEMED TO HAVE MADE, AND EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY OF THE FACILITY OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO.

SECTION 7. MISCELLANEOUS

         Section 7.1 Governing Law. This Bill of Sale shall be in all respects governed by and construed in accordance with the laws of the State of Montana, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof).

         Section 7.2 Counterparts. This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.3 Headings. The headings of the sections of this Bill of Sale are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 7.4 Effectiveness. This Bill of Sale has been dated as of the date first above written for convenience only. This Bill of Sale shall become effective on July 20, 2000, the date of execution and delivery by the Seller and the Buyer.

         Section 7.5 Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Bill of Sale is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but solely as Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Buyer is made and intended not as personal representations, undertakings and agreements by Wilmington, but is made and intended for the purpose of binding only the Buyer, (c) nothing herein contained shall be construed as creating any liability on Wilmington, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington, be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Buyer under this Bill of Sale.

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed and delivered under seal by their respective officers thereunto duly authorized.



                                PPL MONTANA, LLC, as Seller


                                By: /s/ Paul A. Farr
                                   ---------------------------------------------
                                   Name:  Paul A. Farr
                                   Title: Vice President


                                MONTANA OL4 LLC, as Buyer


                                By: Wilmington Trust Company,
                                    not in its individual capacity, but solely
                                    as Lessor Manager


                                    By:  /s/ James P. Lawler
                                       -----------------------------------------
                                       Name:  James P. Lawler
                                       Title: Vice President

STATE OF NEW YORK   )
                    )      SS.:
COUNTY OF NEW YORK  )


         The foregoing instrument was acknowledged before me this ____ day of July, 2000 by James P. Lawler, Vice President of WILMINGTON TRUST COMPANY, a Delaware banking corporation, to be the free act and deed on behalf of the banking corporation as the Lessor Manager under the LLC AGREEMENT dated as of July 13, 2000.




                                         ________________________________
                                         Notary Public



My Commission Expires



____________________________


STATE OF NEW YORK   )
                    )     SS.:
COUNTY OF NEW YORK  )


         The foregoing instrument was acknowledged before me this the ____ day of July, 2000 by Paul A. Farr, Vice President of PPL MONTANA, LLC, a Delaware limited liability company, to be the free act and deed on behalf of the limited liability company.




                                         ________________________________
                                         Notary Public



My Commission Expires



____________________________

                                   APPENDIX A

                                   DEFINITIONS

                                   APPENDIX A








                                   DEFINITIONS
                                      (BA3)




                           COLSTRIP GENERATING UNIT 3
                          AND RELATED COMMON FACILITIES

                            APPENDIX A - DEFINITIONS
                                      (BA3)

GENERAL PROVISIONS

         In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

         (a) the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning herein or therein provided for in such other Operative Document;

         (b) any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

         (c)   words importing the singular include the plural and vice versa;

         (d)   words importing a gender include any gender;

         (e) a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

         (f) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

         (g) a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

         (h) a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

         (i) if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to paragraph (h) above, to the document, instrument or agreement as so executed and delivered;

         (j) a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

         (k) any reference to "days" shall mean calendar days unless "Business Days" (as hereinafter defined) are expressly specified;

         (l) if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

         (m) words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

         (n) a reference to "including" shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;

         (o) all accounting terms not specifically defined herein or in any Operative Document shall be construed in accordance with GAAP;

         (p) unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that a Person have a particular rating, such provision shall be deemed to mean that the senior long term unsecured debt of such Person (or, in the case of PPL Montana, the senior long term unsecured debt of PPL Montana or if no such debt is rated and the Certificates are outstanding, the Certificates) shall have been rated the specified rating by both Rating Agencies if such debt is then rated by both Rating Agencies, or by one such Rating Agency if only rated by one of them; and

         (q) unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that the rating of a Person or the Lease Debt be confirmed, such provisions shall be deemed to mean that both Rating Agencies shall have confirmed the rating of the senior long term unsecured debt of such Person or the Lease Debt, if then rated by both Rating Agencies, or by one such Rating Agency if only rated by one of them, a copy of which confirmation shall be delivered by PPL Montana to the Owner Participant, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee and shall be without indication that such Person or the Lease Debt, as the case may be, has been placed on credit watch, credit review, or any similar status with negative implications or which does not indicate the direction of the potential ratings change.

DEFINED TERMS

"ABSTRACT OF LEASE" shall mean the Abstract of Facility Lease (BA3), dated as of the Closing Date, between the Owner Lessor and PPL Montana, substantially in the form of Exhibit B-2 to the Participation Agreement duly completed, executed and delivered on the Closing Date.

"ACQUIRED INDEBTEDNESS" shall mean, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

"ACTUAL KNOWLEDGE" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Overall Transaction) of such Transaction Party; provided, that neither the Lessor Manager nor the Trust Company shall be deemed to have Actual Knowledge of any fact solely by virtue of an officer of the Trust Company having actual knowledge of such fact unless such officer is an officer in the Corporate Trust Administration Department of the Trust Company.

"ADDITIONAL CERTIFICATES" shall mean any additional certificates issued by the Pass Through Trust in connection with the issuance of Additional Lessor Notes relating thereto.

"ADDITIONAL EQUITY INVESTMENT" shall mean the amount, if any, the Owner Participant shall provide (in its sole and absolute discretion) to finance all or a portion of the Owner Lessor's Percentage of the cost of any Modification financed pursuant to Section 13.1 of the Participation Agreement.

"ADDITIONAL LESSOR NOTES" shall have the meaning specified in Section 2.12 of the Lease Indenture.

"ADDITIONAL SUBSIDIARY" shall mean a Subsidiary of PPL Montana designated as an "Additional Subsidiary" in accordance with Section 6.8 of the Participation Agreement.

"ADVISORS TO THE FACILITY LESSEE" shall mean Babcock & Brown LP and Group Robinson.

"AFFILIATE" of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that under no circumstances shall the Trust Company be considered to be an Affiliate of any of the Owner Lessor, the Lessor Manager, or the Owner Participant, nor shall any of the Owner Lessor, the Lessor Manager, or the Owner Participant be considered to be an Affiliate of the Trust Company.

"AFTER-TAX BASIS" shall mean, with respect to any payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all Federal, State and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest applicable Federal income tax statutory rate applicable to corporations for all relevant periods and the highest applicable statutory income tax rates applicable to corporations in the state and local taxing jurisdiction of the Facility for all relevant periods and shall take into account the deductibility of State and local income taxes for Federal income tax purposes.

"ALLOCATED RENT" shall have the meaning specified in Section 3.3(c) of the Facility Lease.

"APPLICABLE LAW" shall mean, without limitation, all applicable laws, including all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.

"APPLICABLE RATE" shall mean the Prime Rate (as published in the Wall Street Journal from time to time) plus 1% per annum.

"APPRAISAL PROCEDURE" shall mean (except with respect to the Closing Appraisal and any appraisal to determine Fair Market Sales Value after a Lease Event of Default shall have occurred and be continuing), an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of "Appraisal Procedures." The Owner Participant and PPL Montana will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Rental Value or Fair Market Sales Value shall be determined by such Independent Appraiser. If the Owner Participant and PPL Montana are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Owner Participant, and one shall be appointed by PPL Montana (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Owner Participant or PPL Montana does not appoint its appraiser, the determination of the other appraiser shall be conclusive and binding on the Owner Participant and PPL Montana. If the appraisers appointed by the Owner Participant and PPL Montana are unable to agree upon the value, period, amount or other determination in question, such appraisers shall jointly appoint a third Independent Appraiser or, if such appraisers do not appoint a third

Independent Appraiser, the Owner Participant and PPL Montana shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Owner Participant and PPL Montana, unless the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Owner Participant and PPL Montana.

"APPRAISER" shall mean Deloitte & Touche LLP Valuation Group.

"ASSET PURCHASE AGREEMENT" shall mean that certain asset purchase agreement dated as of October 31, 1998, by and between PPL Global, Inc. and MPC.

"ASSET SALE" shall mean the sale, lease, transfer, conveyance or other disposition of any assets, including by way of the issue or sale by PPL Montana or any of its Core Subsidiaries of equity interests in such Core Subsidiaries or the designation of any Core Subsidiary as an Additional Subsidiary. Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (a) transfers of assets among PPL Montana and any of its wholly-owned Core Subsidiaries, (b) sales of inventory (including fuel and coal), products or obsolete items and other similar dispositions and sales of power in the ordinary course of business, (c) a transfer of ownership of the Kerr hydroelectric generating facility by PPL Montana or any Core Subsidiary to the Confederated Salish and Kootenai Tribes or any successor in interest, (d) sales of assets required to be made pursuant to any change in law, regulation or any imposition of any conditions or requirements by the FERC or any other Governmental Entity having or claiming jurisdiction over PPL Montana, its Subsidiaries, or the Montana Assets, (e) an issuance of equity interests by a wholly-owned Core Subsidiary to PPL Montana or to another wholly-owned Core Subsidiary, (f) sale or liquidation of cash equivalents in the ordinary course of business, (g) a Restricted Payment that is made in cash or cash equivalents permitted by Section 6.2 of the Participation Agreement, and (h) Permitted Investments other than those made in Additional Subsidiaries (unless made with proceeds described in clause (7) of the definition of such term).

"ASSIGNED DOCUMENTS" shall have the meaning specified in clause (2) of the Granting Clause of the Lease Indenture.

"ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit F to the Participation Agreement.

"ASSIGNMENT AND REASSIGNMENT OF PROJECT AGREEMENTS" shall mean the Assignment and Reassignment of Project Agreements (BA3), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit D to the Participation Agreement duly completed, executed and delivered pursuant to which PPL Montana will assign to the Owner Lessor and the Owner Lessor will reassign to PPL Montana, certain rights under the Ownership Agreement 3-4 and the Common Facilities Agreement relating to the Undivided Interest.

"ASSUMED DEDUCTIONS" shall have the meaning specified in Section 1.1 of the Tax Indemnity Agreement.

"ASSUMED TAX RATE" shall have the meaning specified in Section 1(a) of the Tax Indemnity Agreement.

"AUTHORIZED AGENT" shall have the meaning specified in the Pass Through Trust Agreement.

"BALANCE SHEET" shall mean the audited consolidated balance sheet of PPL Montana and its Consolidated Subsidiaries as of December 31, 1999, which Balance Sheet shall have been prepared in accordance with GAAP and utilizing assumptions made in good faith and reasonable, as of the date of such Balance Sheet, and all material assumptions with respect to such Balance Sheet are set forth therein.

"BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. Section 101 et seq.

"BASIC LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"BASIC LEASE TERM" shall have the meaning specified in Section 3.2 of the Facility Lease.

"BASIC SITE LEASE TERM" shall have the meaning specified in Section 2.2 of the Site Lease and Sublease.

"BASIC SITE SUBLEASE TERM" shall have the meaning specified in Section 4.2 of the Site Lease and Sublease.

"BILL OF SALE" shall mean the Bill of Sale (BA3), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit A to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will acquire the Undivided Interest from PPL Montana.

"BURDENSOME TERMINATION EVENT" shall mean the occurrence of any event which gives a Facility Lessee the right to terminate a Facility Lease pursuant to
Section 13.1 thereof.

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, the city and the state in which the Corporate Trust Office of any applicable Lease Indenture Trustee or Lessor Manager is located or the city and state in which the Corporate Trust Office of the Pass Through Trustee is located.

"CAPITAL EXPENDITURES" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one year.

"CASH FLOW AVAILABLE FOR FIXED CHARGES" for any period shall mean, without duplication, (i) consolidated EBITDA of PPL Montana and its Core Subsidiaries for such period, minus (ii) the portion of such consolidated EBITDA described in the foregoing clause (i) that is attributable to extraordinary gains or other nonrecurring items included in EBITDA (other than to the extent such extraordinary gains or nonrecurring items are offset by extraordinary losses), minus (iii) for each Core Subsidiary having an interest holder other than PPL Montana or its Core Subsidiaries, the amount described in the foregoing clause (i) attributable to such interests, plus (iv) EBITDA of any Additional Subsidiary and the proceeds from any asset sales received by any Additional Subsidiaries, in each case, to the extent such amount is distributed to PPL Montana or its Core Subsidiaries from such Additional Subsidiary during such period (provided, however, that the amount described in this clause (iv) shall not be included in the calculation of the Cash Flow Available for Fixed Charges for any projected period), minus (v) Capital Expenditures made by PPL Montana and its Core Subsidiaries during such period other than capital expenditures financed with Indebtedness permitted under Sections 6.1(b)(i) or 7.1(b)(i) of the Participation Agreement.

"CASH FLOW TO FIXED CHARGES RATIO" shall mean with respect to any Person for any period, the ratio of (i) Cash Flow Available for Fixed Charges for such period to (ii) Fixed Charges for such period.

"CERTIFICATE PURCHASE AGREEMENT" shall mean the Certificate Purchase Agreement, dated the Effective Date, between PPL Montana and the Initial Purchasers.

"CERTIFICATEHOLDERS" shall mean each of the holders of Certificates, and each of such holder's successors and permitted assigns.

"CERTIFICATES" shall mean the 8.903% Pass Through Certificates issued on the Closing Date and any certificates issued in replacement therefor pursuant to
Section 3.3, 3.4 or 3.5 of the Pass Through Trust Agreement.

"CERTIFICATES REGISTER" shall mean the "Register" specified in Section 3.4 of the Pass Through Trust Agreement.

"CHANGE OF CONTROL" shall mean the consummation of any transaction or series of related transactions (including any merger or consolidation) the result of which is that any person (as such term is defined in Rule 13(d)(3) under the Exchange
Act), other than (a) PPL Corporation or any of its successors into which PPL Corporation has consolidated or merged, (b) any person who comes to be a beneficial owner (as defined below) directly or indirectly of more than 50% of the voting power of or economic interest in PPL Corporation, or (c) any of PPL Corporation's direct or indirect wholly-owned subsidiaries, becomes the "beneficial owner" (as such term is defined in Rule 13(d)(3) under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the voting power of or economic interests in PPL Montana; provided that a Change of Control shall be deemed not to have occurred if Moody's and S&P confirm that the then existing ratings of the Certificates will not be lowered as a result of any of the foregoing events.

"CHANGE OF CONTROL PREMIUM" shall mean 1%.

"CLAIM" shall mean any liability (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

"CLOSING" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CLOSING APPRAISAL" shall mean the appraisal, dated the Closing Date, prepared by the Appraiser with respect to the Owner Lessor's Interest, which Closing Appraisal shall:

         (a) Determine the Purchase Price, which shall be the fair market value of the Undivided Interest on the Closing Date;

         (b) Determine the economic useful life of Unit 1, Unit 2, Unit 3, and the Facility, and confirm that (i) Unit 1, Unit 2, Unit 3, and the Facility each are reasonably estimated on the Closing Date to have a remaining economic useful life equal to 133.33% of the Fixed Lease Term, and (ii) each of the Units 1 and 2 Interest and the Unit 3 Interest shall have a fair market value at the end of the Basic Lease Term equal to at least 20% of its Purchase Price, without regard to inflation or deflation during the Basic Lease Term;

         (c) Confirm that it is reasonable to expect that upon expiration or termination of the Facility Lease, it will be commercially feasible for a party other than the Facility Lessee to operate the Facility;

         (d) Allocate the percentage of the Purchase Price eligible for each category of Depreciation Deduction;

         (e) Confirm that each Unit and the Facility is an integrated facility;

         (f) Determine that none of the Renewal Lease Terms is likely to be exercised; and

         (g) Address any other matters that the Owner Participant shall reasonably request.

"CLOSING DATE" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

"COLSTRIP FACILITY LEASES" shall mean the Facility Lease and the Other Facility Leases.

"COLSTRIP PROJECT" shall mean the four unit coal-fired steam electric generating project located in Rosebud County, Montana, consisting of Units 1 and 2 and Units 3 and 4, the Common Facilities, and all other equipment or facilities required for the generation of electricity at such units and the Colstrip Site.

"COLSTRIP SITE" shall mean the Unit Sites and the Common Facilities Site.

"COLSTRIP UNIT 1" shall mean Unit 1 and the Related Common Facilities.

"COLSTRIP UNIT 2" shall mean Unit 2 and the Related Common Facilities.

"COLSTRIP UNIT 3" shall mean Unit 3 and the Related Common Facilities.

"COLSTRIP UNIT 4" shall mean Unit 4 and the Related Common Facilities.

"COLSTRIP UNITS 1 AND 2" shall mean, collectively, Colstrip Unit 1 and Colstrip Unit 2.

"COLSTRIP UNITS 3 AND 4" shall mean, collectively, Colstrip Unit 3 and Colstrip Unit 4.

"COMMON FACILITIES" shall mean the Common Facilities 3-4 and the Common Facilities 1-2-3-4.

"COMMON FACILITIES 1-2-3-4" shall mean all facilities, improvements, fixtures and equipment constructed or installed for use by Units 1 and 2 and Units 3 and 4 in common on the Colstrip Site and described as such on Exhibit C to the Bill of Sale but excluding therefrom the Transmission Facilities.

"COMMON FACILITIES 1-2-3-4 SITE" shall mean the land described as such on Exhibit A to the Bill of Sale, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Exhibit or otherwise, and specifically excluding the Transmission Facilities.

"COMMON FACILITIES 3-4" shall mean all facilities, improvements, fixtures and equipment constructed or installed for use by Units 3 and 4 in common and described as such on Exhibit C to the Bill of Sale but excluding therefrom the Transmission Facilities.

"COMMON FACILITIES 3-4 SITE" shall mean the land described as such on Exhibit A to the Bill of Sale, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Exhibit or otherwise, and specifically excluding the Transmission Facilities and the Common Facilities.

"COMMON FACILITIES AGREEMENT" shall mean the Common Facilities Agreement, dated as of May 6, 1981 among MPC, Puget, Puget Colstrip Construction Company, Avista Corporation (successor to The Washington Water Power Company), Portland and Pacific Power & Light Company, relating to the ownership and operation of the Common Facilities 1-2-3-4, as the same has been or may be amended, modified or supplemented from time to time.

"COMMON FACILITIES PERCENTAGE" shall mean, with respect to the Related Common Facilities for any Unit, the undivided interest in such Related Common Facilities related to such Unit conveyed to the Owner Lessor pursuant to the Bill of Sale.

"COMMON FACILITIES SITE" shall mean a collective reference to the Common Facilities 3-4 Site and the Common Facilities 1-2-3-4 Site.

"COMPETITOR" shall have the meaning specified in Section 9.1(b) of the Participation Agreement.

"COMPONENT" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Facility, except to the extent constituting Modifications.

"CONSOLIDATED SUBSIDIARY" shall mean with respect to any Person at any date any Subsidiary or other entity the accounts of which would be consolidated in accordance with GAAP with those of such Person in its consolidated financial statements as of such date.

"CONSOLIDATED TANGIBLE NET ASSETS" shall mean (at any date of determination) (i) the total net assets of PPL Montana and its Core Subsidiaries determined in accordance with GAAP, excluding, however, from the determination of total net assets (a) goodwill, organizational expenses, research and product development expenses, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (b) all deferred charges or unamortized debt discount and expenses, (c) all reserves carried and not deducted from assets, (d) securities which are not readily marketable, (e) cash held in sinking or other analogous funds established for the purpose of redemption, retirement or prepayment of capital stock or other equity interests or Indebtedness, (f) any write-up in the book value of any assets resulting from a revaluation thereof subsequent to the Closing Date, and
(g) any items not included in clauses (a) through (f) above which are treated as intangibles in conformity with GAAP, plus (ii) the aggregate purchase price paid by the Owner Lessor and the Other Owner Lessors pursuant to the Bill of Sale and the Other Bills of Sale respectively, plus (iii) the aggregate net book value of all asset sales or dispositions made by PPL Montana or any of its Core Subsidiaries since the Closing Date to the extent that the proceeds thereof or other consideration received therefor are not invested in any Permitted Business of PPL Montana or any of its Core Subsidiaries and are not retained by PPL Montana or any of its Core Subsidiaries, minus (iv) for each Core Subsidiary having an interest holder other than PPL Montana or its Core Subsidiaries, the amount described in the foregoing clauses (i) and (iii) attributable to such interest.

"CORE SUBSIDIARY" shall mean each Subsidiary of PPL Montana other than Additional Subsidiaries thereof.

"CORPORATE TRUST OFFICE" shall have the meaning specified in the Pass Through Trust Agreement.

"CREDIT AGREEMENT" shall mean that certain Credit Agreement, dated as of November 16, 1999, among PPL Montana, The Chase Manhattan Bank, as Administrative Agent, Chase Securities,

Credit Suisse First Boston, UBS Warburg LLC (successor to Warburg Dillon, Read
LLC), and the other lenders a party thereto, as the same may be amended from time to time.

"DEBT COVENANT TERMINATION DATE" shall have the meaning specified in Section 6 of the Participation Agreement.

"DEBT PORTION OF RENT" shall mean for any period, the portion of Periodic Lease Rent payable under the Facility Lease equal to the scheduled principal and interest due and payable on the Lessor Note during such period.

"DEBT PORTION OF TERMINATION VALUE" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the balance, including scheduled (in accordance with the payment terms of the Lessor Note) accrued interest, on the Lessor Note scheduled (in accordance with the payment terms of the Lessor Note) to be outstanding on such date of determination.

"DEBT TO CAPITAL RATIO" shall mean, with respect to PPL Montana and its Core Subsidiaries, the ratio as of the end of the last fiscal quarter for which internal financial statements are available of (i) the aggregate principal amount of Indebtedness of such Persons then outstanding to (ii) Total Capitalization.

"DEDUCTION LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"DEPRECIATION DEDUCTIONS" shall have the meaning specified in Section 1(a) of the Tax Indemnity Agreement.

"DISCOUNT RATE" shall mean PPL Montana's incremental borrowing rate as determined by PPL Montana in accordance with SFAS 13.

"DISTRIBUTION" shall mean, in respect of any Person, any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of shares of capital stock of such Person.

"DOLLARS" OR THE SIGN "$" shall mean United States dollars or other lawful currency of the United States.

"DTC" shall mean The Depository Trust Company, a New York corporation.

"EBITDA" shall mean, with respect to any Person for any period, the income (or loss) before interest and taxes of such Person, and, to the extent the following items were included in determining such income (or loss), (i) plus depreciation, amortization and other similar non-cash charges and reserves, (ii) minus non-cash non-recurring income items, including extraordinary non-cash gains (or losses), (iii) plus non-cash restructuring charges or other non-cash non-recurring expense items and non-cash charges representing allocations from Affiliates and (iv) plus GAAP lease rent expense.

"EFFECTIVE DATE" shall mean July 13, 2000, the date the Participation Agreement shall have been executed and delivered by the parties thereto.

"EFFECTIVE RATE" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"ENFORCEMENT NOTICE" shall have the meaning specified in Section 5.1 of the Lease Indenture.

"ENGINEERING CONSULTANT" shall mean R.W. Beck, Inc.

"ENGINEERING REPORT" shall mean the report of the Engineering Consultant, dated July 13, 2000, addressed to the Owner Participant in substantially the form of the Independent Engineer's Report attached as Appendix A to the Offering Memorandum.

"ENVIRONMENTAL CONDITION" shall mean any action, omission, event, condition or circumstance, including the presence of any Hazardous Substance, that does or reasonably could (i) require assessment, investigation, abatement, correction, removal or remediation, (ii) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmental Law, (iii) create or constitute a public or private nuisance or trespass, or (iv) constitute a violation of or non-compliance with any Environmental Law.

"ENVIRONMENTAL CONSULTANT" shall mean Pilko & Associates, Inc.

"ENVIRONMENTAL LAWS" shall mean any federal, state or local laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, human health, natural resources or Hazardous Substances, as each may from time to time be amended, supplemented or supplanted.

"ENVIRONMENTAL REPORT" shall have the meaning specified in Section 4(n) of the Participation Agreement.

"EQUITY CONTRIBUTION AGREEMENT" shall mean the Equity Contribution Agreement dated as of July 20, 2000, between PPL Corporation and PPL Montana.

"EQUITY COVENANT TERMINATION DATE" shall have the meaning specified in Section 7 of the Participation Agreement.

"EQUITY INVESTMENT" shall mean the amount of $30,848,780.49.

"EQUITY PORTION OF PERIODIC LEASE RENT" shall mean for any Rent Payment Date the difference between (i) Periodic Lease Rent scheduled to be paid under the Facility Lease on such Rent Payment Date and (ii) the Debt Portion of Rent.

"EQUITY PORTION OF TERMINATION VALUE" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the excess, if any, of (i) the Termination Value on the date of determination, over (ii) the Debt Portion of Termination Value.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"EVENT OF DEFAULT" shall mean an Event of Default under the Pass Through Trust Agreement.

"EVENT OF LOSS" shall mean with respect to Unit 3 any of the following events:

         (h) loss of such Unit or use thereof due to destruction or damage to such Unit or the Related Common Facilities that is beyond economic repair or that renders such Unit permanently unfit for normal use;

         (i) damage to such Unit or the Related Common Facilities that results in an insurance settlement with respect to such Unit on the basis of a total loss, or an agreed constructive or a compromised total loss;

         (j) seizure, condemnation, confiscation or taking of, or requisition of title to or use of, such Unit by any Governmental Entity (a "Requisition") following exhaustion of all permitted appeals or an election by PPL Montana not to pursue such appeals (provided that no such contest shall extend beyond the earlier of (x) the date which is one year after the loss of such title, or (y) the date which is 36 months prior to the end of the Basic Lease Term or any Renewal Lease Term then in effect or elected by PPL Montana), but, in any case involving Requisition of use but not of title, only if such Requisition of use continues beyond the Basic Lease Term or any Renewal Lease Term then in effect or elected by PPL Montana; and

         (k) if elected by the Owner Participant, and only in such case as termination of the Facility Lease and transfer of the Undivided Interest to PPL Montana shall remove the basis of the regulation described below, subjection of the Owner Participant's interest in the Unit(s) to any rate of return regulation by any Governmental Entity, or subjection of the Owner Participant or the Owner Lessor to any other public utility regulation of any Governmental Entity or law that in the reasonable opinion of the Owner Participant is burdensome, in either case by reason of the participation of the Owner Lessor or the Owner Participant in the transaction contemplated by the Operative Documents, and not, in any event, as a result of (A) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to the Facility or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (B) a failure of the Owner Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant to any adverse consequence (in the reasonable opinion of the Owner Participant acting in good faith), provided that PPL Montana, the Owner Lessor and Owner Participant agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this paragraph (d) (a "Regulatory Event of

               Loss"), at the cost and expense of PPL Montana and so long as there shall be no adverse consequences to the Owner Lessor or Owner Participant as a result of such cooperation or the taking of reasonable measures.

"EXCEPTED PAYMENTS" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to either the Trust Company, the Lessor Manager or the Owner Participant or to their respective Indemnitees and successors and permitted assigns (other than the Lease Indenture Trustee) pursuant to Section 2.3, 11.1, 11.2, 13.1 or 13.2 of the Participation Agreement, Section 5.1 of the LLC Agreement, and any payments under the Tax Indemnity Agreement or (B) any amount payable by PPL Montana to the Owner Lessor or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii)(A) insurance proceeds, if any, payable to the Owner Lessor or the Owner Participant under insurance separately maintained by the Owner Lessor or the Owner Participant with respect to the Facility as permitted by Section 11.5 of the Facility Lease or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of the Owner Lessor or the Owner Participant, (iii) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Member Interest, (iv) any amounts payable to the Owner Participant upon exercise by PPL Montana of the Special Lessee Transfer pursuant to Section 15.1 of the Participation Agreement, (v) all other fees expressly payable to the Owner Participant under the Operative Documents, and (vi) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause
(i) through (v) above that constitute Excepted Payments.

"EXCEPTED RIGHTS" shall have the meaning specified in Section 5.6 of the Lease Indenture.

"EXCESS AMOUNT" shall have the meaning specified in Section 18.3 of the Participation Agreement.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

"EXCLUDED PROPERTY" shall mean Excepted Payments and Excepted Rights, collectively.

"EXCLUDED TAXES" shall have the meaning specified in Section 11.2(b) of the Participation Agreement.

"EXISTING INDEBTEDNESS" shall mean, with respect to any Person, Indebtedness of such Person in existence at the time of the Closing.

"EXPIRATION DATE" shall mean July 20, 2036, the last day of the Basic Lease
Term.

"FACILITY" shall mean Colstrip Unit 3.

"FACILITY LEASE" shall mean the Facility Lease Agreement (BA3), dated as of the Closing Date, between the Owner Lessor and PPL Montana, substantially in the form of Exhibit B-1 to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will lease the Undivided Interest to PPL Montana.

"FACILITY LEASE TERM" shall mean the term of the Facility Lease, including the Interim Lease Term, the Basic Lease Term and all Renewal Lease Terms.

"FACILITY LESSEE" shall mean PPL Montana as lessee under the Facility Lease.

"FACILITY LESSEE'S INTEREST" shall mean the Facility Lessee's right, title and interest in and to the Undivided Interest under the Facility Lease and the Ground Interest under the Site Lease and Sublease.

"FACILITY SITE SUBLEASE" shall mean the sublease described in Section 4.1 of the Site Lease and Sublease.

"FAIR MARKET RENTAL VALUE" or "FAIR MARKET SALES VALUE" shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm's length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply of the property or service in question, and shall, in the case of any Unit Interest or an Owner Lessor's Interest, be determined (except pursuant to Section 17 of the Facility Lease or as otherwise provided below or in the Operative Documents) on the basis that (i) the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects, (ii) the lessee or buyer shall have rights in, or an assignment of, the Operative Documents to which the Owner Lessor is a party and the obligations relating thereto, (iii) the Unit Interest or the Owner Lessor's Interest, as the case may be, is free and clear of all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens), (iv) taking into account the remaining term of the Site Lease and Sublease, and (v) in the case the Fair Market Rental Value, taking into account the terms of the Facility Lease and the other Operative Documents. If the Fair Market Sales Value of the Owner Lessor's Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to Section 17 of the Facility Lease, such value shall be determined by an appraiser appointed solely by the Owner Lessor on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor's Interest, Fair Market Sales Value of the Owner Lessor's Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value of the Owner Lessor's Interest within 30 days after a request therefor has been made, the Fair Market Sales Value of the Owner Lessor's Interest shall be determined by appraisal pursuant to the Appraisal Procedures. Any fair market value determination of a Severable Modification shall take into consideration any liens or encumbrances to which the Severable Modification being appraised is subject and which are being assumed by the transferee.

"FEDERAL POWER ACT" shall mean the Federal Power Act, as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor or predecessor agency thereto.

"FERC EWG (OWNER LESSOR) ORDER" shall mean the order issued by the FERC on February 14, 2000, in Docket No. and EG00-70-000 granting to the Owner Lessor "exempt wholesale generator" status under the Holding Company Act.

"FERC EWG (PPLM) ORDER" shall mean the order issued by the FERC on September 24, 1999, in Docket No. EG99-185-000 granting to PPL Montana "exempt wholesale generator" status under the Holding Company Act.

"FERC OATT ORDER" shall mean the Order issued by the FERC on December 29, 1999, in Docket No.ER00-417-000 accepting for filing under Section 205 of the Federal Power Act PPL Montana's open access transmission tariff.

"FERC ORDERS" shall mean, collectively, the FERC EWG (PPLM) Order, the FERC
Section 203 Order, the FERC Part II Order, the FERC Section 205 Order, the FERC Waiver Order, the FERC EWG (Owner Lessor) Order, and the FERC OATT Order.

"FERC (OWNER LESSOR) EWG NOTICE" shall mean the notification of no material change in the facts dated as of July 20, 2000, to be filed with the FERC in Docket Nos. EG00-65, EG00-66, EG00-67, EG00-68, EG00-69, EG00-70, EG00-71, and
EG00-72 with respect to "exempt wholesale generator" status under the Holding Company Act in compliance with Section 365.8 of the FERC's regulations.

"FERC PART II ORDER" shall mean the order issued by the FERC on June 22, 1999, in Docket No. EC99-36-000, granting approval under Section 203 of the Federal Power Act for the transfer of jurisdictional facilities from MPC to PPL Montana.

"FERC SECTION 203 ORDER" shall mean the order issued by the FERC on September 22, 1999, in Docket No. EC99-95-000, granting approval under Section 203 of the Federal Power Act for the sale and leaseback of the FERC jurisdictional facilities to the Owner Lessor by PPL Montana.

"FERC SECTION 205 ORDER" shall mean the order issued by the FERC on August 24, 1999, in Docket No. ER99-3491-000, granting approval for the blanket issuance of securities or assumption of liabilities under Section 204 of the Federal Power Act by PPL Montana and granting approval for PPL Montana to sell power at market based rates under Section 205 of the Federal Power Act.

"FERC WAIVER ORDER" shall mean the Order issued by the FERC on September 17, 1999, in Docket No. EL99-79-000, disclaiming jurisdiction under Section 201(b) of the Federal Power Act over the Owner Lessor, the Lessor Manager and the Owner Participant.

"FINAL DETERMINATION" shall have the meaning specified in Section 9 of the Tax Indemnity Agreement.

"FIRST WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
Section 15.1 of the Facility Lease.

"FIXED CHARGES" shall mean, with respect to PPL Montana and its Core Subsidiaries for any period, the sum, without duplication, of (i) the aggregate amount of interest expense with respect to Indebtedness of such Persons for such period, including (A) the net costs under interest rate hedge agreements, (B) all capitalized interest (except to the extent that such interest is either (x) not paid in cash or (y) if paid in cash, is paid solely with the proceeds of the Indebtedness in respect of which such interest accrued), and (C) the interest portion of any deferred payment obligation; (ii) the aggregate amount of all mandatory scheduled payments (whether designated as payments or prepayments) and sinking fund payments with respect to principal of any Indebtedness of such Persons; and (iii) the aggregate amount of all payments due under the Facility Lease, in each case, Scheduled to be Paid.

"FIXED LEASE TERM" shall mean the Basic Lease Term and the Interim Lease Term.

"FMV RENEWAL LEASE TERM" shall have the meaning specified in Section 15.3 of the Facility Lease.

"FUEL CONSULTANT" shall mean John T. Boyd Company.

"FUEL REPORT" shall mean the Report of the Fuel Consultant, dated June 22, 2000, addressed to the Owner Participant in substantially the form of the Independent Fuel Consultant's Report attached as Appendix C to the Offering Memorandum.

"GAAP" shall mean generally accepted accounting principles used in the United States consistently applied.

"GOVERNMENTAL ENTITY" shall mean and include any national government, any political subdivision of a national government or of any state, county or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"GROUND INTEREST" shall mean the undivided interest in the Unit 3 Site and the Common Facilities Site leased to the Owner Lessor pursuant to the Site Lease and Sublease, and shall consist of an undivided Owner Lessor's Percentage of (i) a 30% undivided interest in and to the Unit 3 Site, (ii) a 15% undivided interest in and to the Common Facilities 3-4 Site, and (iii) 15% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 3 and 4 pursuant to the Common Facilities Agreement.

"GROUND LESSEE" shall mean the Owner Lessor as lessee of the Ground Interest under the Site Lease and Sublease.

"GROUND LESSOR" shall mean PPL Montana as lessor of the applicable Ground Interest under the Site Lease and Sublease.

"GROUND LESSOR'S RELEASE RIGHTS" shall have the meaning specified in Section 6.2 of the Site Lease and Sublease.

"GROUND SUBLESSEE" shall mean PPL Montana as sublessee of the applicable Ground Interest under the Site Lease and Sublease.

"GROUND SUBLESSOR" shall mean the Owner Lessor as sublessor of the applicable Ground Interest under the Site Lease and Sublease.

"GUARANTOR" shall mean Bell Atlantic Credit Corporation.

"GUARANTY" shall mean the OP Parent Guaranty or any other guaranty agreement entered into pursuant to Section 9.1 of the Participation Agreement in form and substance substantially in the form of Exhibit G to the Participation Agreement.

"HAZARDOUS SUBSTANCE" shall mean any pollutant, contaminant, hazardous substance, hazardous waste, toxic substance, chemical substance, extremely hazardous substance, petroleum or petroleum-derived substance, waste, or additive, asbestos, PCBs, radioactive material, corrosive, explosive, flammable or infectious material, lead, radon or other compound, element, material or substance in any form whatsoever (including products) defined, regulated, restricted or controlled by or under any Environmental Law.

"HOLDING COMPANY ACT" shall mean the Public Utility Holding Company Act of 1935, as amended.

"INCLUSION LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (vii) all unconditional obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interests of such Person or any warrants, rights or options to acquire such capital stock or other equity interests, (viii) all Indebtedness of any other Person of the type referred to in clauses (i) through (vii) guaranteed by such Person or for which such Person shall otherwise (including pursuant to any keepwell, makewell or similar arrangement) become directly or indirectly liable, and (ix) all third party Indebtedness of the type referred to in clauses
(i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property (including accounts and contract rights) owned by the Person whose Indebtedness is being measured, even though such Person has not assumed or become liable for the payment of such third party Indebtedness, the amount of such obligation being deemed to be the lesser of the value of such property or the amount of the obligation so secured.

"INDEMNITEE" shall have the meaning specified in Section 11.1(a) of the Participation Agreement.

"INDENTURE ESTATE" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"INDENTURE TRUSTEE'S LIENS" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Lease Indenture Trustee, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Lease Indenture Trustee, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lease Indenture Trustee specified therein, (iii) Taxes imposed upon the Lease Indenture Trustee, or any Affiliate thereof that are not indemnified against by PPL Montana pursuant to any Operative Document, or (iv) Claims against or affecting the Lease Indenture Trustee, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Lease Indenture Trustee of any portion of the interest of the Lease Indenture Company or the Lease Indenture Trustee in the Lessor Estate, other than pursuant to the Operative Documents.

"INDEPENDENT APPRAISER" shall mean a disinterested, licensed industrial property appraiser who is a Member of the Appraisal Institute having experience in the business of evaluating facilities similar to the Facility.

"INITIAL PURCHASERS" shall mean Chase Securities Inc., Credit Suisse First Boston Corporation, UBS Warburg LLC, TD Securities (USA) Inc.

"INTEREST DEDUCTIONS" shall have the meaning specified in Section 1.1 of the Tax Indemnity Agreement.

"INTERIM LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"INTERIM LEASE TERM" shall have the meaning specified in Section 3.1 of the Facility Lease.

"INVESTMENT" shall mean with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, equity interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If PPL Montana or any Core Subsidiary of PPL Montana sells or otherwise disposes of any equity interests of any direct or indirect Core Subsidiary of PPL Montana such that, after giving effect to any such sale or disposition, such Person is no longer a Core Subsidiary of PPL Montana, PPL Montana or such Core Subsidiary shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the equity interests of such Core Subsidiary not sold or disposed of in an amount determined as provided in Section 6.2 or
Section 7.2 of the Participation Agreement, as the case may be. The acquisition by PPL Montana or any Core Subsidiary of PPL Montana of a Person that holds an Investment in a third Person shall be deemed to be an Investment by PPL Montana or such Core Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in Section 6.2 or Section 7.2 of the Participation Agreement, as the case may be.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury or any successor agency.

"LEASE DEBT" shall mean the debt evidenced by the Certificates, and other debt issued pursuant to Section 13 of the Participation Agreement.

"LEASE DEBT RATE" shall mean the interest rate under an applicable Lessor Note.

"LEASE EVENT OF DEFAULT" shall have the meaning specified in Section 16 of the Facility Lease.

"LEASE INDENTURE" shall mean the Indenture of Trust, Mortgage and Security Agreement, dated as of the Closing Date, between the Owner Lessor and the Lease Indenture Trustee, substantially in the form of Exhibit E to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will issue the Lessor Note.

"LEASE INDENTURE BANKRUPTCY DEFAULT" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.1(e) or (f) of the Lease Indenture.

"LEASE INDENTURE EVENT OF DEFAULT" shall have the meaning specified in Section
4.2 of the Lease Indenture.

"LEASE INDENTURE PAYMENT DEFAULT" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(b) of the Lease Indenture.

"LEASE INDENTURE TRUSTEE" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture, and each other Person who may from time to time be acting as Lease Indenture Trustee in accordance with the provisions of the Lease Indenture.

"LEASE INDENTURE TRUSTEE OFFICE" shall mean the office to be used for notices to the Lease Indenture Trustee from time to time pursuant to Section 9.5 of the Lease Indenture.

"LEASE INDENTURE TRUSTEE'S ACCOUNT" shall mean the account specified on Schedule 11 to the Participation Agreement or such other account of the Lease Indenture Trustee, as the Lease Indenture Trustee may from time to time specify in a notice to the other parties to the Participation Agreement.

"LEASE OBLIGATIONS" shall mean, without duplication, (i) indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes and (ii) with respect to noncapital leases of electric generating facilities (A) non-recourse indebtedness of the lessor in such a lease, or (B) if such amount is indeterminable, then the present value, determined using a discount rate equal to the incremental borrowing rate (as defined in SFAS No. 13) of the lessee under such a lease, of rent obligations under such lease.

"LEASE PAYMENT OBLIGATIONS" shall mean, without duplication, with respect to any Person for any period, (i) the interest component of all Lease Obligations of such Person that are described in clause (i) of the definition of "Lease Obligations" and that are Scheduled to be Paid during such period, plus (ii) the principal portion of all Lease Obligations of such Person that are described in clause (i) of the definition of "Lease Obligations" that are Scheduled to be Paid during such period, plus (iii) all rent payment obligations relating to Lease Obligations of such Person described in clause (ii) of the definition of "Lease Obligations" and that are Scheduled to be Paid during such period.

"LESSEE ACTION" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"LESSEE PERSON" shall have the meaning specified in Section 4(d) of the Tax Indemnity Agreement.

"LESSEE SECTION 467 INTEREST" shall have the meaning set forth in Section 3.3(c) of the Facility Lease.

"LESSEE SECTION 467 LOAN BALANCE" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"LESSOR ESTATE" shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Undivided Interest, the Ground Interest, the Operative Documents, and the Project Agreements, including all funds advanced to the Owner Lessor by the Owner Participant, all installments and other payments of Basic Lease Rent, Supplemental Lease Rent, Termination Value under the Facility Lease, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the Undivided Interest, the Ground Interest, the Operative Documents, and the Project Agreements, and any of the foregoing, but shall not include Excluded Property.

"LESSOR MANAGER" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Independent Manager under the LLC Agreement and each other Person that may from time to time be acting as Independent Manager in accordance with the provisions of the LLC Agreement.

"LESSOR NOTE" shall mean the lessor note issued by the Owner Lessor in favor of the Pass Through Trustee in the amount of $144,817,886.18, as more fully described in Section 2.2 of the Lease Indenture.

"LESSOR POSSESSION DATE" shall have the meaning specified in the Assignment and Reassignment of Project Agreement.

"LESSOR SECTION 467 INTEREST" shall have the meaning set forth in Section 3.3(c) of the Facility Lease.

"LESSOR SECTION 467 LOAN BALANCE" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"LIEN" shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, and security interest or title retention arrangement.

"LIST OF COMPETITORS" shall mean the initial list attached to the Participation Agreement as Schedule 4, as amended from time to time pursuant to Section 9.1(b) of the Participation Agreement.

"LLC AGREEMENT" shall mean the Amended and Restated Limited Liability Company Agreement (BA3), dated as of the Effective Date, between the Trust Company and the Owner Participant pursuant to which the Owner Lessor shall be governed.

"LOAN" shall mean the loan evidenced by the Lessor Note.

"MAJORITY IN INTEREST OF NOTEHOLDERS" as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of the Notes; provided, however, that any Note held by PPL Montana and/or any Affiliate of PPL Montana shall not be considered outstanding for purposes of this definition unless PPL Montana and/or such Affiliate shall hold title to all the Notes outstanding.

"MAKE WHOLE PREMIUM" shall mean, with respect to any Lessor Note subject to redemption pursuant to the Lease Indenture, an amount equal to the Discounted Present Value of such Lessor Note less the unpaid principal amount of such Lessor Note; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Lessor Note subject to redemption pursuant to the Lease Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of such Lessor Note, calculated using a discount rate equal to the sum of (i) the yield to maturity on the U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note and trading in the secondary market at the price closest to par and (ii) 50 basis points; provided, however, that if there is no U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for two U.S. Treasury securities having average lives most closely corresponding to the remaining life of such Lessor Note and trading in the secondary market at the price closest to par.

"MARKET CONSULTANT" shall mean PHB Hagler Bailly Consulting, Inc.

"MARKET REPORT" shall mean the Report of the Market Consultant, dated May 23, 2000, addressed to the Owner Participant in substantially the form of the Independent Market Consultant's Report attached as Appendix B to the Offering Memorandum.

"MATERIAL ADVERSE EFFECT" shall mean a materially adverse change in (i) the business, assets, revenues, results of operations, financial condition or prospects of PPL Montana and its Core Subsidiaries, taken as a whole, (ii) the ability of PPL Montana to perform its obligations under the Operative Documents, or (iii) the validity or enforceability of the Operative Documents, the Liens granted thereunder, or the rights and remedies thereto.

"MAXIMUM PROBABLE LOSS" shall mean the largest loss which can occur under the worst conditions that are likely to occur.

"MEMBER INTEREST" shall mean the membership interest of the Owner Participant in the Owner Lessor.

"MINIMUM CREDIT STANDARD" shall mean a credit rating from S&P and Moody's of at least (i) BBB and Baa3, respectively, or (ii) BBB- and Baa2, respectively.

"MODIFICATION" shall mean an addition, betterment or enlargement of the Facility, including any Required Modifications and Optional Modifications, but not Components.

"MONTANA ASSETS" shall mean the assets acquired from MPC pursuant to the Asset Purchase Agreement, including the undivided interest in the Colstrip Project acquired pursuant to such Asset Purchase Agreement.

"MOODY'S" shall mean Moody's Investors Service, Inc. and any successor thereto.

"MPC" shall mean The Montana Power Company.

"NON-RECOURSE INDEBTEDNESS" shall mean Indebtedness:

         (i)   as to which neither PPL Montana nor any of its Core Subsidiaries
               (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

         (ii) which, if in default, would not permit (upon notice, lapse of time or both) any holder (as such) of any other Indebtedness of PPL Montana or any of its Core Subsidiaries to declare a default on such other Indebtedness, cause the payment thereof to be accelerated or payable prior to its stated maturity, or take enforcement action against an Additional Subsidiary; and

         (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of PPL Montana or any of its Core Subsidiaries.

"NONSEVERABLE MODIFICATIONS" shall mean any Modification that is not readily removable without causing material damage to the Facility.

"NOTE REGISTER" shall have the meaning specified in Section 2.8 of the Lease Indenture.

"NOTEHOLDER" shall mean any holder from time to time of an outstanding Note.

"NOTES" shall mean any Lessor Note or Additional Lessor Notes issued pursuant to the Lease Indenture.

"OBSOLESCENCE TERMINATION DATE" shall have the meaning specified in Section 14.1 of the Facility Lease.

"OFFERING MEMORANDUM" shall mean the Offering Memorandum, dated as of July 20, 2000, with respect to the Certificates.

"OFFICER'S CERTIFICATE" shall mean with respect to any Person, a certificate signed (i) in the case of a corporation or limited liability company, by the Chairman of the Board, the President, or a Vice President of such Person or any Person authorized by or pursuant to the organizational documents, the bylaws or any resolution of the board of directors, board of managers, or executive committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents, (ii) in the case of a partnership, by the Chairman of the Board of Directors, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iii) in the case of the Lease Indenture Trustee or the Pass Through Trustee, a certificate signed by a Responsible Officer of the Lease Indenture Trustee or the Pass Through Trustee.

"OMNIBUS VOTING AGREEMENT" shall mean the Omnibus Voting Rights Agreement (BA/NC-3), dated as of the Closing Date, among PPL Montana, Owner Lessor, the Other Owner Lessor with respect to the Facility, the Lease Indenture Trustee, and the Other Lease Indenture Trustee with respect to the Facility which Agreement is attached as Exhibit H to the Participation Agreement.

"OP GUARANTOR" shall mean the Guarantor or any Person that shall guaranty the obligations of a Transferee under the Operative Documents in accordance with
Section 9.1(a) of the Participation Agreement.

"OP MEMBER" shall mean any member of the Owner Participant.

"OP MEMBER INTEREST" shall mean the membership interest of any OP Member in the Owner Participant.

"OP PARENT GUARANTY" shall mean the OP Parent Guaranty (BA3), dated as of the Effective Date, by the Guarantor in favor of the Transaction Parties.

"OPERATING AGREEMENT 1-2" shall mean the Operation and Maintenance of Colstrip Steam Electric Generating Plant dated as of July 30, 1971, between PPL Montana (successor to MPC) and Puget, relating to the ownership and operation of Units 1 and 2.

"OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Bill of Sale, the Facility Lease, the Abstract of Lease, the Site Lease and Sublease, the Assignment and Reassignment of Project Agreements, the Omnibus Voting Rights Agreement, the Lease Indenture, the Lessor Note, the Pass Through Trust Agreement, the Certificates, the Registration Rights Agreement, the LLC Agreement, the Tax Indemnity Agreement, the OP Parent Guaranty and any Qualifying Letter of Credit.

"OPERATOR" shall mean PPL Montana.

"OPTIONAL MODIFICATION" shall have the meaning specified in Section 8.2 of the Facility Lease.

"ORIGINAL LLC AGREEMENT shall mean the Limited Liability Company Agreement, dated as of September 20, 1999, pursuant to which the Owner Lessor was created.

"OTHER BILLS OF SALE" shall mean each of the bills of sale executed and delivered pursuant to the Other Participation Agreements.

"OTHER COLSTRIP LEASE TRANSACTIONS" shall mean the transactions entered into pursuant to the Other Participation Agreements.

"OTHER FACILITY LEASES" shall mean each of the facility leases executed and delivered pursuant to the Other Participation Agreements.

"OTHER GROUND INTERESTS" shall mean the undivided leasehold interests in the Colstrip Site conveyed to the Other Owner Lessors under the Other Site Lease and Sublease.

"OTHER LEASE INDENTURE TRUSTEES" shall mean each of the lease indenture trustees relating to the Other Lease Indentures.

"OTHER LEASE INDENTURES" shall mean each of the lease indentures executed and delivered pursuant to the Other Participation Agreements.

"OTHER LESSOR MANAGERS" shall mean each of the lessor managers acting on behalf of the Other owner Lessors pursuant to the Other Operative Documents.

 "OTHER OPERATIVE DOCUMENTS" shall mean the "Operative Documents" for each of the Other Colstrip Lease Transactions.

"OTHER OWNER LESSORS" shall mean Montana OL1 LLC, and Montana OL3 LLC.

"OTHER OWNER PARTICIPANTS" shall mean Montana OP1 LLC, and Montana OP3 LLC.

"OTHER PARTICIPATION AGREEMENTS" shall mean a collective reference to each of the other three separate Participation Agreements entered into by PPL Montana, the applicable Other Owner Lessor, the Trust Company, the applicable Other Owner Participant, the Other Lease Indenture Trustees and the Pass Through Trustee and designated NC1/2, NC3 and BA1/2, each dated as of the Effective Date, pursuant to which PPL Montana has agreed to (a) sell to the applicable Other Owner Lessors certain undivided interests in Colstrip Units 1 and 2 and Colstrip Unit 3, and (b) lease from the applicable Other Owner Lessors such undivided interest in Colstrip Units 1 and 2 and Colstrip Unit 3 pursuant to the Other Facility Leases.

"OTHER SITE LEASE AND SUBLEASE" shall mean each of the site and subleases executed and delivered pursuant to the Other Participation Agreements.

"OTHER UNDIVIDED INTEREST" shall mean the "Undivided Interest" in the Colstrip Project conveyed to the Other Owner Lessors under the Other Bills of Sale.

"OVERALL TRANSACTION" shall mean the Transaction and the Other Colstrip Lease Transactions.

"OVERDUE RATE" shall mean 10.903%.

"OWNER LESSOR" shall mean Montana OL4 LLC, a Delaware limited liability company.

"OWNER LESSOR'S ACCOUNT" shall mean the account (No. 52135-0) maintained by the Owner Lessor with Wilmington Trust Company, ABA#031100092, Attention: Charisse
L. Rodgers or such other account of the Owner Lessor, as the Owner Lessor may from time to time specify in a notice to the Lease Indenture Trustee pursuant to
Section 9.5 of the Lease Indenture.

"OWNER LESSOR'S INTEREST" shall mean the Owner Lessor's right, title and interest in and to the Undivided Interest and the Ground Interest under the Bill of Sale and the Site Lease and Sublease, respectively.

"OWNER LESSOR'S LIEN" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Taxes against or affecting the Trust Company or the Lessor Manager, or any Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby, (ii) Claims against or any act or omission of the Trust Company or the Lessor Manager, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Trust Company or the Lessor Manager specified therein, (iii) Taxes imposed upon the Trust Company or the Lessor Manager, or any Affiliate thereof that are not indemnified against by PPL Montana pursuant to any Operative Document, or (iv) Claims against or affecting the Trust Company or the Lessor Manager, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Trust Company or the Lessor Manager of any portion of the interest of the Trust Company or the Lessor Manager in the Owner Lessor's Interest, other than pursuant to the Operative Documents.

"OWNER LESSOR'S PERCENTAGE" shall mean 86.111111112%.

"OWNER PARTICIPANT" shall mean Montana OP4 LLC, a Delaware limited liability company.

"OWNER PARTICIPANT'S ACCOUNT" shall mean the account (No. 52132-0) maintained by the Owner Participant with Wilmington Trust Company, ABA#031100092, Attention:
Charisse L. Rodgers or such other account of the Owner Participant, as the Owner Participant may from time to time specify in a notice to the Lease Indenture Trustee pursuant to Section 9.5 of the Lease Indenture.

"OWNER PARTICIPANT'S COMMITMENT" shall mean the Owner Participant's investment in the Owner Lessor contemplated by Section 2.1(a) of the Participation Agreement.

"OWNER PARTICIPANT'S LIEN" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (i) Claims against or any act or omission of the Owner Participant that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (ii) Taxes against the Owner Participant that are not indemnified against by PPL Montana pursuant to the Operative Documents or (iii) Claims against or affecting the Owner Participant arising out of the voluntary or involuntary transfer by the Owner Participant (except as contemplated or permitted by the Operative Documents) of any portion of the interest of the Owner Participant in the Member Interest.

"OWNER PARTICIPANT'S NET ECONOMIC RETURN" shall mean the Owner Participant's anticipated (i) net after-tax yield, calculated according to the multiple investment sinking fund method of analysis, and (ii) aggregate GAAP income and after-tax cash flow.

"OWNER'S COMMITTEE" shall have the meaning specified in each respective Project Agreement.

"OWNERSHIP AGREEMENT 1-2" shall mean the Construction and Ownership Agreement, dated as of July 30, 1971, between PPL Montana (successor to MPC) and Puget, relating to the ownership and operation of Units 1 and 2.

"OWNERSHIP AGREEMENT 3-4" shall mean the Ownership and Operation Agreement Colstrip Units 3 and 4, dated as of May 6, 1981, among MPC, Puget, Puget Colstrip Construction Company, Avista Corporation (successor to The Washington Water Power Company), Portland, and Pacific Power & Light Company, relating to the ownership and operation of the Common Facilities 3-4.

"OWNERSHIP AGREEMENTS" shall mean the Ownership and Operating Agreements 1-2 and the Ownership Agreement 3-4.

"OWNERSHIP AND OPERATING AGREEMENTS 1-2" shall mean a collective reference to the Ownership Agreement 1-2 and the Operating Agreement 1-2.

"PARTICIPATION AGREEMENT" shall mean the Participation Agreement (BA3), dated as of the Effective Date, among PPL Montana, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as Lessor Manager, the Owner Participant, and The Chase Manhattan Bank, as Lease Indenture Trustee and as Pass Through Trustee.

"PASS THROUGH TRUST" shall mean the pass through trust created pursuant to the Pass Through Trust Agreement.

"PASS THROUGH TRUST AGREEMENT" shall mean the Pass Through Trust Agreement, dated as of the Effective Date, between PPL Montana and the Pass Through Trustee.

"PASS THROUGH TRUSTEE" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Pass Through Trustee under the Pass Through Trust Agreement, and each other Person that may from time to time be acting as a Pass Through Trustee in accordance with the provisions of the Pass Through Trust Agreement.

"PERIODIC LEASE RENT" shall have the meaning specified in Section 3.3(a) of the Facility Lease.

"PERMITTED BUSINESS" shall mean any of the following:

         (l) the generation, transmission, distribution, marketing and sale of power from the Montana Assets (and any expansions related to the Montana Assets or acquisitions of similar generating assets in Montana);

         (m) activities related to the ownership and operation of the Rosebud Coal Mine or other coal assets in North America for the supply of fuel to the Montana Assets (and any expansions related to the Montana Assets or acquisitions of similar generating assets in Montana);

         (n) all activities related or incidental to those set forth in clauses (a) and (b); and

         (o) if Moody's and S&P confirm that the then existing ratings of the Certificates will not fall below an investment grade rating as a result of PPL Montana's or any of its Core Subsidiaries' participation in such activities, any other activity related to non-nuclear generation, transmission, distribution, marketing and sale of power in North America.

"PERMITTED ENCUMBRANCES" shall mean all matters shown as exceptions on Schedule B to each of the Title Policies as in effect on the Closing Date.

"PERMITTED INSTRUMENTS" shall mean (a) Permitted Securities, (b) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (c) open market commercial paper of any corporation (other than PPL Montana or any Affiliate) incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, (d) certificates of deposit and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" or better by S&P and "Aa2" or better by Moody's; provided that no more than $20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to Permitted Securities.

"PERMITTED INVESTMENT" shall mean:

         (1)   any Investment in PPL Montana or in a Core Subsidiary of PPL
               Montana;

         (2)   any Investment in cash equivalents;

         (3) any Investment by PPL Montana or any Core Subsidiary of PPL Montana in a Person, if as a result of such Investment:

               (a) such Person becomes a Core Subsidiary of PPL Montana; or

               (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, PPL Montana or a wholly-owned Core Subsidiary of PPL Montana;

         (4) any acquisition of assets solely in exchange for the issuance of equity interests of PPL Montana;

         (5) hedging obligations entered into in the ordinary course of business and not for speculative purposes;

         (6) any Investment made from the proceeds of capital contributions to, or the issuance and sale of equity interests in, PPL Montana not constituting Indebtedness other than the equity contributions required by Sections 4.02(o) or 4.03(h) of the Credit Agreement; and

         (7) other Investments in any Person (including any Additional Subsidiary) having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (7) since the Closing Date not to exceed $30 million.

"PERMITTED LIENS" shall mean (i) the interests of PPL Montana, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee, and the Pass Through Trustee under any of the Operative Documents; (ii) all Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens;
(iii) the reversionary interests of PPL Montana in the Colstrip Site; (iv) the interests of the Other Owner Lessors and the Other Lease Indenture Trustees in the Facility, the Colstrip Site and the Project Agreements; (v) the interests of PPL Montana, the Other Owner Participants, the Other Owner Lessors, the Other Lessor Managers, the Other Lease Indenture Trustees, and the Pass Through Trustee under any of the Other Operative Documents; (vi) the Project Agreements;
(vii) the interest of the co-owners of Unit 4 as tenants in common in Unit 4 and the Common Facilities 3-4 and the Common Facilities 1-2-3-4 and the rights of such owners under the Ownership Agreement 3-4 and the Common Facilities Agreement; (viii) the interest of the co-owners of Unit 3 as tenants in common of Unit 3 and the Common Facilities and the rights of such co-owners under the Ownership Agreement 3-4 and the Common Facilities Agreement; (ix) the interest of the co-owners of Units 1 and 2 as tenants in common of Units 1 and 2 and the Common Facilities and the rights of such co-owners under the Ownership and Operating Agreements 1-2 and the Common Facilities Agreement; and (x) Permitted Encumbrances.

"PERMITTED SECURITIES" shall mean securities (and security entitlements with respect thereto) that are (i) direct obligations of the United States of America or obligations guaranteed as to principal and interest by the full faith and credit of the United States of America, and (ii) securities issued by agencies of the U.S. Federal government whether or not backed by the full faith and credit of the United States rated "AAA" and "Aaa", or better by S&P and Moody's, respectively, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt.

"PERSON" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"POLLUTION CONTROL FACILITIES" shall mean that portion of the Facility that was financed pursuant to those Pollution Control Revenue Refunding Bonds, Series 1993A, due May 1, 2023, of the City of Forsyth, Montana in the original principal amount of $90,205,000 and Series 1993B, due December 1, 2023, of the City of Forsyth, Montana, in the original principal amount of $80,000,000.

"PORTLAND" shall mean Portland General Electric Company.

"POWER MARKET CONSULTANT" shall mean PHB Hagler Bailly Consulting, Inc., or another nationally recognized power market consultant selected by PPL Montana.

"PPA" shall mean (A) an arm's length, executed, valid and binding agreement between PPL Montana or any Core Subsidiary and either (i) a third party purchaser whose long-term senior debt is rated no less than Baa3 by Moody's and BBB- by S&P or (ii) an Affiliate of PPL Montana, provided that such Affiliate has executed a valid and binding agreement with a third party purchaser whose long-term senior debt is rated no less than Baa3 by Moody's and BBB- by S&P with substantially the same terms (other than pricing) as such Affiliate's agreement with PPL Montana or such Core Subsidiary, in each case, for the sale of electric energy or capacity by PPL Montana or Core Subsidiary to such third party or Affiliate of PPL Montana or (B) financial hedge agreements relating to energy or capacity pricing that are (i) supported by available energy or capacity or PPL Montana and its Core Subsidiaries and (ii) with counterparties having long-term senior debt that is rated no less than Baa3 by Moody's and BBB- by S&P.

"PPA PERIOD" shall mean any consecutive period of four full fiscal quarters (or shorter period of not less than one full fiscal quarter that is equal to the period being evaluated for purposes of determining whether such period is a PPA Period) during which PPL Montana and its Core Subsidiaries have committed to sell at a scheduled or formula price (as opposed to pure spot market price) at lease 50% of their total projected energy sales (measured in MWh and, in the case of Core Subsidiaries that are not directly or indirectly wholly owned by PPL Montana, taking into account only such portion of such projected energy sales as directly corresponds to PPL Montana's direct or indirect ownership interest in such Core Subsidiary) (i) for the consecutive period of four full fiscal quarters commencing on the first day of such period being evaluated and
(ii) for the consecutive period of four full fiscal quarters commencing on the one year anniversary of such period being evaluated, in each case, pursuant to one or more PPAs).

"PPL CORPORATION" shall mean PPL Corporation, a Pennsylvania corporation.

"PPL MONTANA" shall mean PPL Montana, LLC, a Delaware limited liability company.

"PRICING ASSUMPTIONS" shall mean the "Pricing Assumptions" attached as Schedule 2 to the Participation Agreement.

"PRINCIPAL PORTION" shall mean the Unit 3 Principal Portion.

"PROCEEDS" shall mean the proceeds from the sale of the Certificates by the Pass Through Trusts to the Certificateholders on the Closing Date.

"PROJECT AGREEMENTS" shall mean the Ownership Agreement 3-4, Rights Sharing Agreement and the Common Facilities Agreement.

"PROJECT COMMITTEE" shall have the meaning specified in section 1 of the Assignment and Reassignment of Project Agreements.

"PROPORTIONAL RENT" shall have the meaning set forth in Section 3.3(c).

"PRUDENT INDUSTRY PRACTICE" shall mean, at a particular time, either (a) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry operating in the western United States at such time, or (b) with respect to any matter to which the practices referred to in clause (a) do not exist, any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of governmental bodies of competent jurisdiction. Notwithstanding the foregoing, the parties acknowledge and agree that practices, methods and acts consistent with the objectives set forth in the Reliability Based Production program, including the organizational structure and strategies being implemented at the Facility as of the Closing Date, are acceptable and shall be deemed to be "Prudent Industry Practice."

"PUGET" shall mean Puget Sound Energy, Inc.

"PURCHASE PRICE" shall mean the purchase price of the Unit 3 Interest in the amount of $175,666,666.67.

"QUALIFIED SHAREHOLDER" shall mean an Person who holds a minority interest in a Core Subsidiary, provided that S&P and Moody's confirmed that, at the time of such Person's acquisition of such interest in the Core Subsidiary, such acquisition and any transactions related thereto did not result in a downgrade of the then current ratings of the Certificates.

"QUALIFYING CASH BID" shall have the meaning specified in Section 13.2 of the Facility Lease.

"QUALIFYING LETTER OF CREDIT" shall mean an irrevocable unconditional stand by letter of credit substantially in the form of Exhibit I to the Participation Agreement, issued by a Qualifying Letter of Credit Bank.

"QUALIFYING LETTER OF CREDIT BANK" shall mean any bank or other financial institution whose senior unsecured debt obligations (or long-term deposits) is rated at least rated A3 or higher by Moody's and A- or higher by S&P. A Qualifying Letter of Credit Bank shall cease to be a Qualifying Letter of Credit Bank if such entity shall at any time be rated below the ratings set forth in the immediately preceding sentence.

"RATING AGENCIES" shall mean S&P and Moody's.

"REASONABLE BASIS" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).

"REBUILDING CLOSING DATE" shall have the meaning specified in Section 10.3(d) of the Facility Lease.

"REDEMPTION DATE" shall mean, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Lease Indenture or the respective Note, which date shall be a Termination Date.

"REGULATORY EVENT OF LOSS" shall have the meaning specified in clause (d) of the definition of "Event of Loss."

"RELATED COMMON FACILITIES" shall mean the Common Facilities 3-4 and the Common Facilities 1-2-3-4 associated therewith.

"RELATED COMMON FACILITIES INTEREST" shall mean with respect to any Unit 3 Interest, the Related Common Facilities Interest 3.

"RELATED COMMON FACILITIES INTEREST 3" shall mean an undivided Owner Lessor's Percentage of (a) a 15% undivided interest in and to the Common Facilities 3-4, and (b) 15% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 3 and 4 pursuant to the Common Facilities Agreement.

"RELATED COMMON FACILITIES SITE" shall mean, with respect to any Unit, that portion of the Common Facilities Site upon which the Related Common Facilities are located.

"RELATED GROUND INTEREST" shall mean the Ground Interest.

"RELATED LEASE INDENTURE TRUSTEE" shall mean the "Lease Indenture Trustee" under the Related Transaction.

"RELATED OWNER LESSOR" shall mean the "Owner Lessor" under the Related Transaction.

"RELATED PARTY" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; provided that the Lessor Manager and the Owner Lessor shall not be treated as Related Parties to each other and neither the Owner Lessor nor the Lessor Manager shall be treated as a Related Party to any Owner Participant except that, for purposes of Section 11 of the Participation Agreement, the Owner Lessor will be treated as a Related Party to an Owner Participant to the extent that the Owner Lessor acts on the express direction or with the express consent of such Owner Participant.

"RELATED SITE" shall mean, the Unit Site upon which such Unit is located together with the Common Facilities Site upon which the Related Common Facilities are located.

"RELATED TRANSACTION" shall mean the transaction contemplated by the Participation Agreement of even date herewith entered into by PPL Montana, the Owner Lessor, the Trust Company, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, and designated (NC3).

"RELEASED PROPERTY" shall have the meaning specified in Section 6.2 of the Site Lease and Sublease.

"RENEWAL LEASE RENT" shall mean the Basic Lease Rent payable during any Wintergreen Renewal Lease Term or FMV Renewal Lease Term, in each case as determined in accordance with Section 15.3 of the Facility Lease.

"RENEWAL LEASE TERM" shall mean any Wintergreen Renewal Lease Term or any FMV Renewal Lease Term.

"RENEWAL SITE LEASE TERM" shall have the meaning specified in Section 2.3(c) of the Site Lease and Sublease.

"RENEWAL SITE SUBLEASE TERM" shall have the meaning specified in Section 4.3 of the Site Lease and Sublease.

"RENT" shall mean Periodic Lease Rent, Renewal Lease Rent and Supplemental Lease Rent.

"RENT PAYMENT DATE" shall mean each January 2 and July 2, commencing January 2, 2001, to and including July 2, 2036, and July 20, 2036.

"RENT PAYMENT PERIOD" shall mean in the case of the first Rent Payment Period the period commencing on the Closing Date and ending on October 2, 2000, followed by the Rent Payment Period commencing on October 2, 2000 and ending January 2, 2000, and thereafter, each six-month period (i) commencing, on each Rent Payment Date through and including the Expiration Date, and (ii) ending on but excluding the following January 2 or July 2, as the case may be; provided that the last Rent Payment Period shall end on, and include, the expiration date of the Facility Lease Term.

"REPLACEMENT COMPONENT" shall have the meaning specified in Section 7.2 of the Facility Lease.

"REQUIRED MODIFICATION" shall have the meaning specified in Section 8.1 of the Facility Lease.

"REQUISITION" shall have the meaning specified in clause (c) of the definition of "Event of Loss."

"RESPONSIBLE OFFICER" shall mean, with respect to any Person, (i) its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee (a) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors (or equivalent body) of such Person, (b) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer, and (c) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents, and (ii) with respect to the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustee, an officer in their respective corporate trust administration departments.

"RESTRICTED INVESTMENT" shall mean any Investment other than a Permitted Investment.

"RESTRICTED PAYMENT" shall mean (i) the declaration or payment of any dividend or making of any other payment or distribution (including any payment in connection with any merger or consolidation involving PPL Montana or any of its Core Subsidiaries) on account of PPL Montana's or any of its Core Subsidiaries' equity interests or to the direct or indirect holders of PPL Montana's or any of its Core Subsidiaries' equity interests in their capacity as such (provided, however, that the following dividends or distributions shall not be Restricted
Payments: (A) a dividend or distribution not in excess of $50 million on the Closing Date; (B) dividends or distributions payable in equity interests of PPL Montana or any Core Subsidiary (so long as it remains a Core Subsidiary and PPL Montana's direct or indirect percentage ownership interest in any Core Subsidiary is not reduced as a result of such dividend or distribution), (C) dividends or distributions to PPL Montana or any Core Subsidiary, and (D) dividends or distributions to any shareholder of a Core Subsidiary other than PPL Montana or another Core Subsidiary, so long as such shareholder is a Qualified Shareholder and such dividend or distribution shall be made pro rata to each of the holders of such type of securities or other interests in respect of which such dividend or distribution is being made, in each case, in accordance with their respective holdings of such securities or other interests in the Core Subsidiary making such dividend or distribution; (ii) the purchase, redemption or other acquisition or retirement by PPL Montana for value (including in connection with any merger or consolidation involving PPL Montana) of any equity interests of PPL Montana; (iii) the making of any payment on or with respect to, or the purchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness that is subordinated to the obligations of PPL Montana under the Facility Lease; or (iv) the making of any Restricted Investment.

"REVENUES" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"RIGHTS SHARING AGREEMENT" shall mean the MPC/PP&L Colstrip Units 3 and 4 Generating Project Reciprocal Sharing Agreement, entered into as December 17, 1999 between PPL Montana and The Montana Power Company.

"S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

"SCHEDULED CLOSING DATE" shall mean July 20, 2000, and any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the Participation Agreement.

"SCHEDULED LEASE EXPIRATION DATE" shall mean July 20, 2036.

"SCHEDULED PAYMENT DATE" shall mean a Rent Payment Date.

"SCHEDULED TO BE PAID" shall mean, with respect to any liability or expense for any period, the amount of such liability or expense scheduled to be paid during such period or the amount of such liability or expense that would have been scheduled to be paid during such period had the payment schedule with respect to such liability or expense been divided equally into successive periods having a duration equal to the duration of such period.

"SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"SECOND WINTERGREEN RENEWAL LEASE TERM" shall have the meaning specified in
Section 15.2 of the Facility Lease.

"SECTION 467 INTEREST" shall mean and include the Lessor Section 467 Interest and the Lessee Section 467 Interest.

"SECTION 467 LOAN BALANCE" shall mean for any Termination Date, with respect to the Undivided Interest, an amount equal to the product of the Purchase Price multiplied by the percentage set forth for such Termination Date under the caption "Section 467 Loan Balance Percentage" on Schedule 2 of the Facility Lease for such Termination Date. If the percentage set forth under such caption is positive, the Section 467 Loan Balance shall constitute a loan made by the Facility Lessee to the Owner Lessor ("Lessor Section 467 Loan Balance") and, if such percentage is negative, shall constitute a loan made by the Owner Lessor to the Facility Lessee ("Lessee Section 467 Loan Balance").

"SECURED INDEBTEDNESS" shall have the meaning specified in Section 1 of the Lease Indenture.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

"SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act.

"SEVERABLE MODIFICATION" shall mean any Modification that is readily removable without causing material damage to the Facility.

"SIGNIFICANT LEASE DEFAULT" shall mean any of: (i) if PPL Montana shall fail to make any payment of Periodic Lease Rent, Renewal Lease Rent, or Termination Value after the same shall have become due and payable, (ii) if PPL Montana shall fail to make any payment of Supplemental Lease Rent (other than Excepted Payments or Termination Value) in excess of $250,000 after the same shall have become due and payable, except to the extent such amounts are in dispute and have not been established to be due and payable, and (iii) an event that is, or with the passage of time or the giving of notice would become, a "Lease Event of Default" under clauses (e), (g), (h), (i) or (k) of Section 16 of any Facility Lease.

"SIGNIFICANT INDENTURE DEFAULT" shall means a failure by the Owner Lessor to make any payment of principal or interest on the Lessor Note after the same shall have become due and payable.

"SITE(S)" shall have the meaning specified in the recitals of Site Lease and Sublease.

"SITE LEASE AND SUBLEASE" shall mean the Site Lease and Sublease Agreement
(BA3), dated as of the Closing Date, between PPL Montana and the Owner Lessor, substantially in the form of Exhibit C to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which PPL Montana will lease the Ground Interest to, and sublease such Ground Interest from, the Owner Lessor.

"SITE LEASE TERM" shall have the meaning specified in Section 2.3(d) of the Site Lease and Sublease.

"SITE SUBLEASE TERM" shall have the meaning specified in Section 4.3 of the Site Lease and Sublease.

"SPECIAL LESSEE TRANSFER" shall have the meaning specified in Section 15.1 of the Participation Agreement.

"SPECIAL LESSEE TRANSFER AMOUNT" shall mean for any date, the amount determined as follows:

               (ii) if the determination date shall be a Termination Date, the Termination Value under the Facility Lease on such date, or
                     (ii) if such date shall not be a Termination Date, the Termination Value under the Facility Lease on the immediately succeeding Termination Date; plus

               (iii) in the case of a termination pursuant to Section 13.1 of the Facility Lease, the amount, if any, by which the Qualifying Cash Bid exceeds Termination Value determined in accordance with clause (i) above, plus

               (iv) any unpaid Basic Lease Rent or Renewal Lease Rent due before the date of such determination, minus

               (v) the sum of all outstanding principal and accrued interest on the Notes, if any, on such determination date (in each case, if such determination date is a Rent Payment Date, before taking into account any Basic Lease Rent or Renewal Lease Rent due on such determination date).

"SPECIAL LESSEE TRANSFER EVENT" shall mean the occurrence of either of (i) a Regulatory Event of Loss, and (ii) if the Owner Lessor has agreed to sell, and PPL Montana has agreed to buy, the Undivided Interest, a Burdensome Termination Event under Section 13.1 of the Facility Lease.

"SUBSIDIARY" shall mean, with respect to any Person (the "parent"), any corporation or other entity of which sufficient securities or other ownership interests having ordinary voting power to elect a majority of the board of directors (or equivalent body) or other Persons performing similar functions are at the time directly or indirectly owned by such parent.

"SUPPLEMENTAL FINANCING" shall have the meaning specified in Section 13.1 of the Participation Agreement.

"SUPPLEMENTAL LEASE RENT" shall mean any and all amounts, liabilities and obligations (other than Basic Lease Rent) that PPL Montana assumes or agrees to pay under the Operative Documents (whether or not identified as "Supplemental Lease Rent") to the Owner Lessor or any other Person, including Termination Value.

"TAX" or "TAXES" shall mean all fees, taxes (including sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

"TAX ADVANCE" shall have the meaning specified in Section 11.2(g)(iii)(5) of the Participation Agreement.

"TAX ASSUMPTIONS" shall mean the items described in Section 1 of the Tax Indemnity Agreement.

"TAX BENEFIT" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

"TAX CLAIM" shall have the meaning specified in Section 11.2(g)(i) of the Participation Agreement.

"TAX EVENT" shall mean any event or transaction treated, for Federal income tax purposes, as a taxable sale or exchange of the Lessor Note.

"TAX INDEMNITEE" shall have the meaning specified in Section 11.2(a) of the Participation Agreement.

"TAX INDEMNITY AGREEMENT" shall mean the Tax Indemnity Agreement (BA3), dated as of the Closing Date, between PPL Montana and the Owner Participant.

"TAX LAW CHANGE" shall have the meaning specified in Section 14.2(a)(iii) of the Participation Agreement.

"TAX LOSS" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"TAX REPRESENTATION" shall mean each of the items described in Section 4 of the Tax Indemnity Agreement.

"TAX SHELTER DESIGNATION AGREEMENT" shall mean that certain agreement pursuant to which, inter alia, Babcock & Brown LP has agreed to file a Form 8264 (and attachments) with the IRS.

"TERM" shall mean the Fixed Lease Term and the Renewal Lease Term, if any, of the Facility Lease.

"TERMINATION DATE" shall mean each of the monthly dates during the Facility Lease Term identified as a "Termination Date" on Schedule 2 of the Facility Lease.

"TERMINATION VALUE" for any Termination Date shall mean, with respect to the Undivided Interest, an amount equal to the product of the Purchase Price and the Termination Value Percentage as set forth on Schedule 2 of the Facility Lease for such Termination Date.

"TITLE POLICIES" shall mean each of the title policies issued to the Owner Lessor, the Lease Indenture Trustee and PPL Montana relating to the Transaction.

"TOTAL CAPITALIZATION" shall mean, with respect to any Person, the sum, without duplication, of (i) total common stock equity or analogous ownership interests of such Person, (ii) preferred stock and preferred securities of such Person,
(iii) additional paid in capital or analogous interests of such Person, (iv) retained earnings of such Person, (v) the aggregate principal amount of Indebtedness of such Person then outstanding, and (vi) the total equity contributed by the Owner Participants on the Closing Date.

"TRANSACTION" shall mean, collectively, each of the transactions contemplated under the Participation Agreement and of the other Operative Documents.

"TRANSACTION COSTS" shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:

         (vi) the cost of reproducing and printing the Operative Documents and the Offering Memorandum and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Facility Lease, the Site Lease and Sublease, and any other Operative Document, and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Lessor or the Lease Indenture Trustee;

         (vii) the reasonable fees and expenses of Dewey Ballantine LLP, counsel to the Owner Participant, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (viii) the reasonable fees and expenses of Garlington, Lohn & Robinson PPLP, Montana counsel to the Owner Participant, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (ix) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, special counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (x) the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts, counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (xi) the reasonable fees and expenses of Moulton, Bellingham, Longo & Mather, P.C., Montana counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (xii) the reasonable fees and expenses of Jones, Day, Reavis & Pogue, regulatory counsel to PPL Montana, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (xiii) the reasonable fees and expenses of Morris, James, Hitchens & Williams LLP, counsel for the Owner Lessor, the Lessor Manager, and the Trust Company for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (xiv) the reasonable fees and expenses of Latham & Watkins, counsel to the Initial Purchasers, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents, and the Certificate Purchase Agreement;

         (xv) the reasonable fees and expenses of Kelley Drye & Warren LLP, counsel for the Lease Indenture Trustee, the Lease Indenture Company, the Pass Through Trustee and the Pass Through Company, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

         (xvi) the fees and expenses of the Advisors to PPL Montana, for services rendered in connection with the transactions contemplated by the Participation Agreement;

         (xvii) the underwriting discounts and commissions payable to, and reasonable out-of-pocket expenses of, the Initial Purchasers;

         (xviii) the reasonable fees and expenses of PricewaterhouseCoopers LLP for services rendered in connection with the Transaction;

         (xix) the reasonable out-of-pocket expenses of the Owner Participant and the Owner Lessor (including computer time procurement);

         (xx) the initial fees and expenses of the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustee in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which either one is or will be a party;

         (xxi) the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by
               Section 4 of the Participation Agreement;

         (xxii) the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report required by Section 4 of the Participation Agreement;

         (xxiii) the fees and expenses of the Market Consultant, for services rendered in connection with delivering the Market Report required by Section 4 of the Participation Agreement;

         (xxiv) the fees and expenses of the Fuel Consultant, for services rendered in connection with delivering the Fuel Report required by Section 4 of the Participation Agreement;

         (xxv) the fees and expenses of Aon Risk Services, Inc.;

         (xxvi) the fees and expenses of the Environmental Consultant;

         (xxvii) the fees and expenses of the Rating Agencies in connection with the rating of PPL Montana and the Lease Debt; and

         (xxviii) the premiums and any other fees and expenses relating to the Title Policies.

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as computer time procurement (other than out-of-pocket expenses of the Owner Participant), financial analysis and consulting, advisory services, and costs of a similar nature.

"TRANSACTION COST DEDUCTIONS" shall have the meaning set forth in Section 1(a) of the Tax Indemnity Agreement.

"TRANSACTION PARTY(IES)" shall mean, individually or collectively as the context may require, all or any of the parties to the Operative Documents (including the Trust Company, the Lease Indenture Company, and the Pass Through Company).

"TRANSFEREE" shall have the meaning specified in Section 9.1(a) of the Participation Agreement.

"TRANSMISSION FACILITIES" shall mean all transmission lines, switch yards, substations and other equipment, property, or rights necessary for the transmission of electricity from the Colstrip Project to the power grid, including each of the items described on Schedule 5 to the Participation Agreement.

"TREASURY REGULATIONS" shall mean regulations, including temporary regulations, promulgated under the Code.

"TRUST COMPANY" shall mean the Wilmington Trust Company.

"TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"UNDIVIDED INTEREST" shall mean the Unit 3 Interest.

"UNIFORM COMMERCIAL CODE" OR "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

"UNIT 1" shall mean Colstrip Unit No. 1, a 333 MW (gross capacity) coal-fired steam electric generating unit located on the Units 1 and 2 Site in Rosebud County, Montana, designated "Colstrip Unit 1," and Sublease and specifically excluding therefrom the Transmission Facilities.

"UNIT 2" shall mean Colstrip Unit No. 2, a 333 MW (gross capacity) coal-fired steam electric generating unit located on the Units 1 and 2 Site in Rosebud County, Montana, designated "Colstrip Unit 2," and specifically excluding therefrom the Transmission Facilities.

 "UNIT 3" shall mean Colstrip Unit No. 3, a 805 MW (gross capacity) coal-fired steam electric generating unit located on the Unit 3 Site in Rosebud County, Montana, designated "Colstrip Unit 3," and consisting of the assets described in Exhibit B of the Site Lease and Sublease and specifically excluding therefrom the Transmission Facilities.

"UNIT 3 INTEREST" shall mean the undivided interest in Unit 3 and the Related Common Facilities Interest 3 conveyed to the Owner Lessor pursuant to the Bill of Sale, and shall consist of an undivided Owner Lessor's Percentage of (a) a 30% undivided interest in and to Unit 3, (b) a 15% undivided interest in and to the Common Facilities 3-4, and (c) 15% of the undivided interest in and to the Common Facilities 1-2-3-4 allocated to Units 3 and 4 pursuant to the Common Facilities Agreement.

"UNIT 3 PRINCIPAL PORTION" shall mean, with respect to any Lessor Note, an amount equal to the portion of the principal of such Lessor Note relating to the purchase of the related Unit 3 Interest, as set forth on Schedule 3 of such Lessor Note.

"UNIT 3 SITE" shall mean the land on which Unit 3 is situated, which is described as the Unit 3 Site in Exhibit A to the Site Lease and Sublease, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Schedule or otherwise, and specifically excluding the Transmission Facilities and the Common Facilities Site.

"UNIT 4" shall mean Colstrip Unit No. 4, a 805 MW (gross capacity) coal-fired steam electric generating unit located on the Unit 4 Site in Rosebud County, Montana, designated "Colstrip Unit 4."

"UNIT 4 SITE" shall mean the land on which Unit 4 is situated, which is described as the Unit 4 Site.

"UNIT INTEREST" shall mean the Unit 3 Interest.

"UNIT PERCENTAGE" shall mean, with respect to Unit 3, the undivided interest in such Unit conveyed to the Owner Lessor pursuant to the Bill of Sale.

"UNIT PRINCIPAL PORTION" shall mean the Unit 3 Principal Portion.

"UNIT SITE" shall mean the Unit 3 Site.

"UNITS" shall mean Unit 3.

"UNITS 1 AND 2" shall mean, collectively, Unit 1 and Unit 2.

"UNITS 1 AND 2 INTEREST" shall mean a collective reference to the undivided interest in Units 1 and 2 and the Related Common Facilities conveyed to the Owner Lessor pursuant to the Bill of Sale, and shall consist of the Unit 1 Interest and the Unit 2 Interest.

"UNITS 1 AND 2 SITE" shall mean the land on which Units 1 and 2 are situated, which is described as the Units 1 and 2 Site in Exhibit A to the Site Lease and Sublease, and all rights of way, easements, permits and other appurtenances to such land (including the Water Rights) described on such Schedule or otherwise, and specifically excluding the Transmission Facilities and the Common Facilities Site.

"UNITS 3 AND 4" shall mean, collectively, Unit 3 and Unit 4.

"U.S. GOVERNMENT OBLIGATIONS" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

"VERIFIER" shall have the meaning specified in Section 3.5(c) of the Facility Lease.

"VOTE SHARING AGREEMENT" shall mean that certain project committee vote sharing agreement between PPL Montana and MPC entered into as of December 17, 1999.

"VOTING AGREEMENT" shall mean the Omnibus Voting Rights Agreement (3), dated as of the Closing Date, between PPL Montana and the Owner Lessor and the Other Owner Lessors, substantially in the form of Exhibit H to the Participation Agreement duly completed, executed and delivered on the Closing Date.

"WATER RIGHTS" shall mean any and all rights of PPL Montana to use, apply and appropriate water necessary for make-up, cooling, pollution control, screen cleansing and other auxiliary uses associated with and necessary to the efficient operation of the Facility, including, all appropriative rights recognized under Montana law. These appropriative rights are included in the claim made by Claim No. 42KJ-W-094423-00 filed with the Montana Water Courts.

"WINTERGREEN RENEWAL LEASE TERMS" shall have the meaning specified in Section
15.2 of the Facility Lease.

"WORKING CAPITAL FACILITY" shall mean any Revolving Loan (as such term is defined in the Credit Agreement) extended to PPL Montana pursuant to tranche B of the Credit Agreement.

                                      INDEX

"Dollars" or the sign "$" ..........................         15
Abstract of Lease ..................................          6
Acquired Indebtedness ..............................          6
Actual Knowledge ...................................          6
Additional Certificates ............................          6
Additional Equity Investment .......................          6
Additional Lessor Notes ............................          6
Additional Subsidiary ..............................          6
Advisors to the Facility Lessee ....................          7
Affiliate ..........................................          7
After-Tax Basis ....................................          7
Allocated Rent .....................................          7
Applicable Law .....................................          7
Applicable Rate ....................................          7
Appraisal Procedure ................................          7
Appraiser ..........................................          8
Asset Purchase Agreement ...........................          8
Asset Sale .........................................          8
Assigned Documents .................................          8
Assignment and Assumption Agreement ................          8
Assignment and Reassignment(s) of Project Agreements          9
Assumed Deductions .................................          9
Assumed Tax Rate ...................................          9
Authorized Agent ...................................          9
Balance Sheet ......................................          9
Bankruptcy Code ....................................          9
Basic Lease Rent ...................................          9
Basic Lease Term ...................................          9
Basic Site Lease Term ..............................          9
Basic Site Sublease Term ...........................          9
Bill(s) of Sale ....................................          9
Burdensome Termination Event .......................          9
Business Day .......................................         10
Capital Expenditures ...............................         10
Cash Flow Available for Fixed Charges ..............         10
Cash Flow to Fixed Charges Ratio ...................         10
Certificate Purchase Agreement .....................         10
Certificateholders .................................         10
Certificates .......................................         10
Certificates Register ..............................         10
Change of Control ..................................         10
Change of Control Premium ..........................         11
Claim ..............................................         11
Closing ............................................         11
Closing Appraisal ..................................         11
Closing Date .......................................         12
Code ...............................................         12
Colstrip Facility Leases ...........................         12
Colstrip Project ...................................         12
Colstrip Site ......................................         12
Colstrip Unit 1 ....................................         12
Colstrip Unit 2 ....................................         12
Colstrip Unit 3 ....................................         12
Colstrip Unit 4 ....................................         12
Colstrip Units 1 and 2 .............................         12
Colstrip Units 3 and 4 .............................         12
Common Facilities ..................................         12
Common Facilities 1-2-3-4 ..........................         12
Common Facilities 1-2-3-4 Site .....................         13
Common Facilities 3-4 ..............................         13
Common Facilities 3-4 Site .........................         13
Common Facilities Agreement ........................         13
Common Facilities Percentage .......................         13
Common Facilities Site .............................         13
Competitor .........................................         13
Component ..........................................         13
Consolidated Subsidiary ............................         13
Consolidated Tangible Net Assets ...................         13
Core Subsidiary ....................................         14
Corporate Trust Office .............................         14
Credit Agreement ...................................         14
Debt Covenant Termination Date .....................         14
Debt Portion of Rent ...............................         14
Debt Portion of Termination Value ..................         14
Debt to Capital Ratio ..............................         14
Deduction Loss .....................................         14
Depreciation Deduction .............................         15
Discount Rate ......................................         15
Distribution .......................................         15
DTC ................................................         15
EBITDA .............................................         15
Effective Date .....................................         15
Effective Rate .....................................         15
Enforcement Notice .................................         15
Engineering Consultant .............................         15
Engineering Report .................................         15
Environmental Condition ............................         15
Environmental Consultant ...........................         15
Environmental Laws .................................         16
Environmental Report ...............................         16
Equity Contribution Agreement ......................         16

Equity Covenant Termination Date ...................         16
Equity Investment ..................................         16
Equity Portion of Periodic Lease Rent ..............         16
Equity Portion of Termination Value ................         16
ERISA ..............................................         16
Event of Default ...................................         16
Event of Loss ......................................         16
Excepted Payments ..................................         17
Excepted Rights ....................................         18
Excess Amount ......................................         18
Exchange Act .......................................         18
Excluded Property ..................................         18
Excluded Taxes .....................................         18
Existing Indebtedness ..............................         18
Expiration Date ....................................         18
Facility ...........................................         18
Facility Lease .....................................         18
Facility Lease Term ................................         18
Facility Lessee ....................................         18
Facility Lessee's Interest .........................         18
Facility Site Sublease .............................         18
Fair Market Rental Value ...........................         19
Fair Market Sales Value ............................         19
Federal Power Act ..................................         19
FERC ...............................................         19
FERC (Owner Lessor) EWG Notice .....................         20
FERC EWG (Owner Lessor) Order ......................         19
FERC EWG (PPLM) Order ..............................         19
FERC OATT Order ....................................         20
FERC Orders ........................................         20
FERC Part 2 Order ..................................         20
FERC Section 203 Order .............................         20
FERC Section 205 Order .............................         20
FERC Waiver Order ..................................         20
Final Determination ................................         20
First Wintergreen Renewal Lease Term ...............         20
Fixed Charges ......................................         20
Fixed Lease Term ...................................         21
FMV Renewal Lease Term .............................         21
Fuel Consultant ....................................         21
Fuel Report ........................................         21
GAAP ...............................................         21
Governmental Entity ................................         21
Ground Interest ....................................         21
Ground Lessee ......................................         21
Ground Lessor ......................................         21
Ground Lessor's Release Rights .....................         21
Ground Sublessee ...................................         21
Ground Sublessor ...................................         21
Guarantor ..........................................         21
Guaranty ...........................................         22
Hazardous Substance ................................         22
Holding Company Act ................................         22
Inclusion Loss .....................................         22
Indebtedness .......................................         22
Indemnitee .........................................         22
Indenture Estate ...................................         22
Indenture Trustee's Liens ..........................         22
Independent Appraiser ..............................         23
Initial Purchasers .................................         23
Interest Deductions ................................         23
Interim Lease Rent .................................         23
Interim Lease Term .................................         23
Investment .........................................         23
IRS ................................................         24
Lease Debt .........................................         24
Lease Debt Rate ....................................         24
Lease Event of Default .............................         24
Lease Indenture ....................................         24
Lease Indenture Bankruptcy Default .................         24
Lease Indenture Event of Default ...................         24
Lease Indenture Payment Default ....................         24
Lease Indenture Trustee ............................         24
Lease Indenture Trustee Office .....................         24
Lease Indenture Trustee's Account ..................         24
Lease Obligations ..................................         24
Lease Payment Obligations ..........................         25
Lessee Action ......................................         25
Lessee Person ......................................         25
Lessee Section 467 Interest ........................         25
Lessee Section 467 Loan Balance ....................         25
Lessor Estate ......................................         25
Lessor Manager .....................................         25
Lessor Note ........................................         25
Lessor Possession Date .............................         25
Lessor Section 467 Interest ........................         26
Lessor Section 467 Loan Balance ....................         26
Lien ...............................................         26
List of Competitors ................................         26
LLC Agreement ......................................         26
Loans ..............................................         26
Majority in Interest of Noteholders ................         26
Make Whole Premium .................................         26
Market Consultant ..................................         26
Market Report ......................................         27
Material Adverse Effect ............................         27
Maximum Probable Loss ..............................         27
Member Interest ....................................         27
Minimum Credit Standard ............................         27
Modification .......................................         27
Montana Assets .....................................         27
Moody's ............................................         27

MPC ................................................         27
Non-Recourse Indebtedness ..........................         27
Nonseverable Modifications .........................         28
Note Register ......................................         28
Noteholder .........................................         28
Notes ..............................................         28
Obsolescence Termination Date ......................         28
Offering Memorandum ................................         28
Officer's Certificate ..............................         28
Omnibus Voting Agreement ...........................         28
OP Guarantor .......................................         28
OP Member ..........................................         28
OP Member Interest .................................         28
OP Parent Guaranty .................................         28
Operating Agreement 1-2 ............................         29
Operative Documents ................................         29
Operator ...........................................         29
Optional Modification ..............................         29
Original LLC Agreement .............................         29
Other Bills of Sale ................................         29
Other Colstrip Lease Transactions ..................         29,30
Other Facility Lease ...............................         29
Other Ground Interests .............................         29
Other Lease Indenture Trustees .....................         29
Other Lease Indentures .............................         29
Other Lessor Managers ..............................         29
Other Operative Documents ..........................         29
Other Owner Lessors ................................         30
Other Owner Participants ...........................         30
Other Participation Agreements .....................         30
Other Site Lease and Sublease ......................         30
Other Undivided Interest ...........................         30
Overdue Rate .......................................         30
Owner Committee ....................................         31
Owner Lessor .......................................         30
Owner Lessor's Account .............................         30
Owner Lessor's Interest ............................         30
Owner Lessor's Lien ................................         30
Owner Lessor's Percentage ..........................         31
Owner Participant ..................................         31
Owner Participant's Account ........................         31
Owner Participant's Commitment .....................         31
Owner Participant's Lien ...........................         31
Owner Participant's Net Economic Return ............         31
Ownership Agreement 1-2 ............................         31
Ownership Agreement 3-4 ............................         31
Ownership Agreements ...............................         32
Ownership and Operating Agreements 1-2 .............         32
Participation Agreement ............................         32
Pass Through Trust .................................         32
Pass Through Trust Agreement .......................         32
Pass Through Trustee ...............................         32
Periodic Lease Rent ................................         32
Permitted Business .................................         32
Permitted Encumbrances .............................         33
Permitted Instruments ..............................         33
Permitted Investment ...............................         33
Permitted Liens ....................................         34
Permitted Securities ...............................         34
Person .............................................         34
Plan ...............................................         34
Pollution Control Facilities .......................         35
Portland ...........................................         35
Power Market Consultant ............................         35
PPA ................................................         35
PPA Period .........................................         35
PPL Corporation ....................................         35
PPL Montana ........................................         35
Pricing Assumptions ................................         35
Principal Portion ..................................         35
Proceeds ...........................................         36
Project Agreements .................................         36
Project Committee ..................................         36
Proportional Rent ..................................         36
Prudent Industry Practice ..........................         36
Puget ..............................................         36
Purchase Price .....................................         36
Qualified Shareholder ..............................         36
Qualifying Cash Bid ................................         36
Qualifying Letter of Credit ........................         36
Qualifying Letter of Credit Bank ...................         36
Rating Agencies ....................................         37
Rebuilding Closing Date ............................         37
Redemption Date ....................................         37
Regulatory Event of Loss ...........................         37
Related Common Facilities ..........................         37
Related Common Facilities Interest .................         37
Related Common Facilities Interest 3 ...............         37
Related Common Facilities Site .....................         37
Related Ground Interest ............................         37
Related Lease Indenture Trustee ....................         37
Related Owner Lessor ...............................         37
Related Party ......................................         37
Related Site .......................................         38
Related Transaction ................................         38
Released Property ..................................         38
Renewal Lease Rent .................................         38
Renewal Lease Term .................................         38
Renewal Site Lease Term ............................         38
Renewal Site Sublease Term .........................         38
Rent ...............................................         38
Rent Payment Date ..................................         38

Rent Payment Period ................................         38
Replacement Component ..............................         38
Required Modification ..............................         39
Requisition ........................................         39
Responsible Officer ................................         39
Restricted Investment ..............................         39
Restricted Payment .................................         39
Revenues ...........................................         39
Rights Sharing Agreement ...........................         40
S&P ................................................         40
Scheduled Closing Date .............................         40
Scheduled Lease Expiration Date ....................         40
Scheduled Payment Date .............................         40
Scheduled to be Paid ...............................         40
SEC ................................................         40
Second Wintergreen Renewal Lease Term ..............         40
Section 467 Interest ...............................         40
Section 467 Loan Balance ...........................         40
Secured Indebtedness ...............................         40
Securities Act .....................................         40
Security ...........................................         41
Severable Modification .............................         41
Significant Indenture Default ......................         41
Significant Lease Default ..........................         41
Site Lease and Sublease ............................         41
Site Lease Term ....................................         41
Site Sublease Term .................................         41
Site(s) ............................................         41
Special Lessee Transfer ............................         41
Special Lessee Transfer Amount .....................         41
Special Lessee Transfer Event ......................         42
Subsidiary .........................................         42
Supplemental Financing .............................         42
Supplemental Lease Rent ............................         42
Tax ................................................         42
Tax Advance ........................................         42
Tax Assumptions ....................................         42
Tax Benefit ........................................         42
Tax Claim ..........................................         42
Tax Event ..........................................         43
Tax Indemnitee .....................................         43
Tax Indemnity Agreement(s) .........................         43
Tax Law Change .....................................         43
Tax Loss ...........................................         43
Tax Representation .................................         43
Tax Shelter Designation Agreement ..................         43
Taxes ..............................................         42
Term ...............................................         43
Termination Date ...................................         43
Termination Value ..................................         43
Title Policies .....................................         43
Total Capitalization ...............................         43
Transaction ........................................         43
Transaction Cost Deductions ........................         46
Transaction Costs ..................................         44
Transaction Party(ies) .............................         46
Transferee .........................................         46
Transmission Facilities ............................         46
Treasury Regulations ...............................         46
Trust Company ......................................         46
Trust Indenture Act ................................         46
U.S. Government Obligations ........................         48
UCC ................................................         46
Undivided Interest .................................         46
Uniform Commercial Code ............................         46
Unit 1 .............................................         46
Unit 2 .............................................         47
Unit 3 .............................................         47
Unit 3 Interest ....................................         47
Unit 3 Principal Portion ...........................         47
Unit 3 Site ........................................         47
Unit 4 .............................................         47
Unit 4 Site ........................................         47
Unit Interest ......................................         47
Unit Percentage ....................................         47
Unit Principal Portion .............................         47
Unit Site ..........................................         47
Units ..............................................         47
Units 1 and 2 ......................................         47
Units 1 and 2 Interest .............................         48
Units 1 and 2 Site .................................         48
Units 3 and 4 ......................................         48
Verifier ...........................................         48
Vote Sharing Agreement .............................         48
Voting Agreement ...................................         48
Water Rights .......................................         48
Wintergreen Renewal Lease Term .....................         48
Working Capital Facility ...........................         49

                                                                       EXHIBIT A
                                                                             TO
                                                                    BILL OF SALE



                              DESCRIPTION OF SITES



Unit 3 Site

Parcel 14B        That portion of the E1/2NE1/4 of Section 34 and W1/2NW1/4
                  of Section 35 in Township 2 North, Range 41 East, described as
                  Tract 2 of Colstrip Unit 3 and 4 Cooling Towers Minor
                  Subdivision being a subdivision of Parcel 2 of Certificate of Survey No. 34153 as amended by Certificate of Survey No.
                  85789, which Minor Subdivision was filed in the office of the Clerk and Recorder of Rosebud County, Montana on June 5, 2000 under Document No. 88170.

Parcel 15B        That portion of the S1/2NE1/4 and N1/2SE1/4 of Section 34
                  in Township 2 North, Range 41 East, described as Tract 2 of
                  Colstrip Unit 3 and 4 Generation Sites Minor Subdivision being a subdivision of Parcel 4 of Certificate of Survey No. 29931
                  Amended, filed for record as Document No. 37265, which Minor
                  Subdivision was filed in the office of the Clerk and Recorder of Rosebud County, Montana on June 5, 2000 under Document No.
                  88169.

Common Facilities 3-4 Site

Parcel 13         That portion of Sections 34 and 35 in Township 2 North,
                  Range 41 East, PMM, described as Parcel 3 Amended of
                  Certificate of Survey No. 85124 filed December 30, 1998 for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as document No. 85124.

Parcel 14         (intentionally deleted and replaced by 14A and 14B)

Parcel 14C        Intentionally Deleted.

Parcel 15         (intentionally deleted and replaced by 15A and 15B)

Parcel 15C        Intentionally Deleted

Parcel 16 That portion of Section 3 in Township 1 North, Range 41 East, PMM, described as Tract 1 of Certificate of Survey No. 58701 filed October 29, 1987 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 58701.

Parcel 17         Township 1 North, Range 41 East, P.M.M., Rosebud County,
                  Montana

                  Section 2: W1/2 of Lot 2, Lots 3 and 4, and the S1/2N1/2

                  Descriptions are from a deed in settlement of a condemnation action given by Burlington Northern Railroad Company to the Montana Power Company, a Montana corporation, Pacific Power & Light Company, a Maine corporation, Portland General Electric Company, an Oregon corporation, The Washington Water Power Company, a Washington Corporation, and Puget Colstrip Construction Company, a Washington corporation, dated January 25, 1983, recorded in Book 79 Deeds, page 588, records of Rosebud County, Montana.

Parcel 17A        Township 2 North, Range 41 East, P.M.M.

                  Section 35:    Those portions of the S1/2 being two
                                 separate tracts herein referred to as Parcel 1 and Parcel 2 described as follows:

                                 Parcel 1 beginning at the common corner of Sections 34 and 35, T2N, R41E Sections 2 and 3, T1N, R41E, which is the true point of beginning; thence N 02(degree) 06'11" W along the common line between Sections 34 and 35 a distance of 632.34 feet; thence N 41(degree) 52' 20" E a distance of 2,126.31 feet; thence S 65(degree) 04' 46" E a distance of 1,493.70 feet; thence S 05(degree) 36' 54" E a distance of 1,581.65 feet to the common lines between Sections 2 and 35; thence S 89(degree) 44' 06" W a distance of 260.76 feet along the common line between Section 2 and Section 35 to the quarter section corner common to Sections 2 and 35; thence S 89(degree) 46' 14" W a distance of 2,644.79 feet along the common line between
                                 Section 2 and 35 to the true point of
                                 beginning.

                                  Parcel 2 beginning at the common corner of Sections 35 and 36, T2N, R41E and Sections 1 and 2, T1N, R41E; thence S 89(degree) 44' 06" W along the common Line of Sections 2 and 35 a distance of 723.39 feet to a point on the Southwesterly boundary of the Burlington Railroad right-of-way, which point is the true point of beginning; thence S 89(degree) 44' 06" W along the common line of Sections 2 and 35 a distance of 599.14 feet; thence N 02(degree) 22' 02" W a distance of 1,640.32 feet to a point on the southwesterly boundary of the Burlington Northern Railroad right-of-way; thence S 22(degree) 10' 32" E along the southwesterly boundary of the Burlington Northern Railroad right-of-way to the point of beginning.

                  Descriptions are from a deed in settlement of a condemnation action given by Burlington Northern Railroad Company to The Montana Power Company, A Montana corporation, Pacific Power & Light Company, a Maine corporation, Portland General Electric Company, an Oregon corporation, The Washington Water Power Company, a Washington corporation, and Puget Colstrip

                  Construction Company, a Washington corporation, dated January 25, 1983, recorded in Book 79 Deeds, page 588, records of Rosebud County, Montana.

Parcel 17B        Township 1 North, Range 41 East, P.M.M., Rosebud County,
                  Montana

                  Section 3: That portion of Lot 1 and the SE1/4NE1/4 beginning at the common corner of said Sections 34 and 35, T2N, R41E and Sections 2 and 3, T1N, R41E, which is the true point of beginning; thence S 89` 43' 02" W along the common lines between Sections 34 and 3 a distance of 776.23 feet; thence S 01` 31' 17" W a distance of 2,782.94 feet to the east-west mid-section line of Section 3; thence N 89` 57' 01" E along the mid-section line a distance of 864.60 feet to the quarter section corner common to Sections 2 and 3; thence N 00` 17' 53" W along the common line between Sections 2 and 3 a distance of 2,785.08 feet to the true point of beginning.

                  Descriptions are from a deed in settlement of a condemnation action given by Burlington Northern Railroad Company to The Montana Power Company, a Montana corporation, Pacific Power & Light, a Maine corporation, Portland General Electric Company, an Oregon corporation, The Washington Water Power Company, a Washington corporation, dated January 25, 1983, recorded in Book 79 Deeds, page 593, records of Rosebud County, Montana.

Parcel 18         Township 2 North, Range 42 East, P.M.M., Rosebud County,
                  Montana

                  Section 31: S1/2
                  Section 32: S1/2

                  Township 1 North, Range 42 East, P.M.M., Rosebud County,
                  Montana

                  Section 5: All

                  Section 6: Lots 1, 2, 3, 4, 5, and 6, SE1/4, S1/2NE1/4,
                             E1/2SW1/4, SE1/4NW1/4


Parcel 18A        Township 1 North, Range 42 East, P.M.M., Rosebud County,
                  Montana

                  Section 7: NE1/4NW1/4, N1/2NE1/4
                  Section 8: N1/2 NW1/4

Parcel 19         Easements and rights-of-way more particularly described in documents recorded in the office of the Clerk and Recorder of Rosebud County, Montana under the following book and page numbers, which documents are incorporated herein by this reference and made a part hereof:

                  Book 79 Deeds               Page 270
                  Book 79 Deeds               Page 3
                  Book 79 Deeds               Page 688
                  Book 81 Deeds               Page 648
                  Book 79 Deeds               Page 599
                  Book 79 Deeds               Page 582
                  Book 85 Deeds               Page 60


Parcel 14A        That portion of the E1/2NE1/4 of Section 34 and W1/2NW1/4
                  of Section 35 in Township 2 North, Range 41 East, described as
                  Tract 1 of Colstrip Unit 3 and 4 Cooling Towers Minor
                  Subdivision being a subdivision of Parcel 2 of Certificate of Survey No. 34153 as amended by Certificate of Survey No.
                  85789, which Minor Subdivision was filed in the office of the Clerk and Recorder of Rosebud County, Montana on June 5, 2000 under Document No. 88170.

Parcel 15A        That portion of the S1/2NE1/4 and N1/2SE1/4 of Section 34
                  in Township 2 North, Range 41 East, described as Tract 1 of
                  Colstrip Unit 3 and 4 Generation Sites Minor Subdivision being a subdivision of Parcel 4 of Certificate of Survey No. 29931
                  Amended, filed for record as Document No. 37265, which Minor
                  Subdivision was filed in the office of the Clerk and Recorder of Rosebud County, Montana on June 5, 2000 under Document No.
                  88169.

Common Facilities 1-2-3-4 Site

Parcel 35         That portion of Sections 34 and 35 in Township 2 North,
                  Range 41 East, PMM, described as Parcel B Certificate of
                  Survey No. 34152 filed January 8, 1981 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 34152.

Parcel 36         That portion of Sections 27 and 34 in Township 2 North,
                  Range 41 East, PMM, described as Parcel C of Certificate of
                  Survey No. 34153 filed January 8, 1981 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 34153.

Parcel 37         That portion of Section 35 in Township 2 North, Range 41
                  East & Section 2 in Township 1 North, Range 41 East, PMM, described as Tract H-1, Tract H-2, Tract H-3 of Certificate of
                  Survey No. 34995 filed March 25, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 34995.

Parcel 38         That portion of Section 3 in Township 1 North, Range 41
                  East, PMM, described as Parcel G of Certificate of Survey No.
                  34996 filed March 25, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No.
                  34996.

Parcel 39         That portion of Section 34 in Township 2 North, Range 41
                  East, PMM, described as Parcel A-1 Amended of Certificate of
                  Survey No. 85561, filed March 17, 1999
                  for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as Document No. 85561, excluding therefrom a tract of land described as Parcel A-1-B of Certificate of Survey 85561

Parcel 40         That portion of Sections 28 and 33 in Township 2 North,
                  Range 41 East, PMM, described as Parcel F-1 Amended and Parcel
                  F-2 Amended of Certificate of Survey No. 85920 filed May 4,
                  1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 85920.

Parcel 41         That portion of Section 34 in Township 2 North, Range 41
                  East, PMM, described as Parcel D-1 and Parcel D-2 of
                  Certificate of Survey No. 42210 filed January 10, 1984 for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as Document No. 42210.

Parcel 42         That portion of Section 34 in Township 2 North, Range 41
                  East, PMM, described as Tract 1-A-1, Tract 1-A-2 and Tract
                  1-A-3 of Certificate of Survey No. 54257 amending Certificate of Survey No. 27875 (Tract 1), Certificate of Survey No.
                  27878, Certificate of Survey No. 34994 and Dedication of
                  Tracts 1-A-2, 1-B-2, 1-B and 1-D, filed July 30, 1986 for record in the office of the Clerk and Recorder of Rosebud
                  County, Montana as Document No. 54257, subject to dedication of Tract 1-A-2 (Willow Avenue) as a public road.

Parcel 43         That portion of Section 24 in Township 6 North, Range 39
                  East, PMM, described as Tract A and Tract C of Certificate of
                  Survey No. 6100 filed February 13, 1974 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 6100.

Parcel 44         That parcel commencing at the section corner common
                  Sections Thirteen (13), Fourteen (14), Twenty-three (23) and
                  Twenty-four (24), Township Six (6) North, of Range Thirty-nine
                  (39) East, M.P.M., Rosebud County, Montana, running thence northerly along the section line common to Sections Fourteen
                  (14) and Thirteen (13) to the Yellowstone River; running thence southeasterly along the Yellowstone River to a point where the south boundary line of Section Thirteen (13) meets the Yellowstone River; thence westerly along the south boundary line of the said Section Thirteen (13) to the point of beginning, containing in all approximately 17 acres as described in deed dated December 7, 1973, recorded December
                  12, 1973 in Book 73, Page 127 and confirmed in Judgment and
                  Decree dated March 21, 1975 by The District Court of the
                  Sixteenth Judicial District, in and for the County of Rosebud, recorded March 21, 1975 in Book 19 Orders and Decree, page
                  996, records of the County Clerk and Recorder of Rosebud
                  County, Montana.

Parcel 45         Easements and rights-of-way more particularly described in documents recorded in the office of the Clerk and Recorder of Rosebud County, Montana, under the following Book and Page numbers; which documents are incorporated herein by this reference and made a part hereof:

                   Book 77 Deeds, page 29
                   Book 75 Deeds, page 306
                   Book 73 Deeds, page 430
                   Book 73 Deeds, page 466
                   Book 74 Deeds, page 245
                   Book 78 Deeds, page 782
                   Book 78 Deeds, page 838
                   Book 74 Deeds, page 169
                   Book 74 Deeds, page 110
                   Book 74 Deeds, page 70
                   Book 77 Deeds, page 941
                   Book 78 Deeds, page 134
                   Book 79 Deeds, page 238
                   Book 74 Deeds, page 14
                   Book 74 Deeds, page 65
                   Book 74 Deeds, page 112
                   Book 79 Deeds, page 240
                   Book 74 Deeds, page 62
                   Book 74 Deeds, page 67
                   Book 74 Deeds, page 242
                   Book 73 Deeds, page 891
                   Book 73 Deeds, page 893
                   Book 73 Deeds, page 284
                   Book 78 Deeds, page 131
                   Book 32 Misc., page 476

                                                                       EXHIBIT B
                                                                              TO
                                                                    BILL OF SALE



                           DESCRIPTION OF THE FACILITY


Unit 3

         Unit 3 consists of shall mean Colstrip Unit No. 3, a 805 MW (gross capacity) coal-fired steam electric generating unit, located on the Unit 3 Site in Rosebud County, Montana, including, without limitation, the assets described in Schedule B-1 hereto, but excluding the Common Facilities.

                                              Unit 3
                                              FERC Account 311
                                                                    SCHEDULE B-1




                                              COST
                                              CODE        DESCRIPTION
--------------------------------------------------------------------------------
   3A BOILER BUILDING                         1510      CONC. BASE SLAB FD
   3A BOILER BUILDING                         1511      CONC. GRADE BEAMS
   3A BOILER BUILDING                         1540      CONC. SUMPS & PIT
   3A BOILER BUILDING                         1598      CAISSONS
   3A BOILER BUILDING                         2110      BUILDING FRAME
   3A BOILER BUILDING                         2190      CORTEN STEEL
   3A BOILER BUILDING                         2511      METAL SIDING
   3A BOILER BUILDING                         2522      BUILT-UP ROOFING
   3A BOILER BUILDING                         2532      CONC. BLOCK WALLS
   3A BOILER BUILDING                         2541      METAL PARTITIONS
   3A BOILER BUILDING                         2551      DOORS/FRAMES/HARD
   3A BOILER BUILDING                         2555      VERTICAL LIFTDOORS
   3A BOILER BUILDING                         4461      AIR-PREHEAT GLY/EQ
   3A BOILER BUILDING                         4833      MISC CRANES/HOISTS
   3A BOILER BUILDING                         4833      MISC CRANES/HOISTS
   3A BOILER BUILDING                         4833      MISC CRANES/HOISTS
   3A BOILER BUILDING                         4834      FLD PURCH HOISTS
   3A BOILER BUILDING                         4851      FIRE PROTECTION
   3A BOILER BUILDING                         4852      CO2 SYSTEM
   3A BOILER BUILDING                         4871      ELEVATORS
   3A BOILER BUILDING                         4911      HVAC DUCTWORK
   3A BOILER BUILDING                         4911      HVAC DUCTWORK
   3A BOILER BUILDING                         4911      HVAC DUCTWORK
   3A BOILER BUILDING                         4912      HVAC EQUIPMENT
   3A BOILER BUILDING                         4912      HVAC EQUIPMENT
   3A BOILER BUILDING                         4912      HVAC EQUIPMENT
   3A BOILER BUILDING                         4913      HVAC CONTROL/INSTR
   3A BOILER BUILDING                         7610      LIGHTING FIXTURES
   3C TURBINE BUILDING                        1510      CONC. BASE SLAB FD
   3C TURBINE BUILDING                        1511      CONC. GRADE BEAMS
   3C TURBINE BUILDING                        1531      CONC. ELEV. SLABS
   3C TURBINE BUILDING                        1540      CONC. SUMPS & PIT
   3C TURBINE BUILDING                        1598      CAISSONS
   3C TURBINE BUILDING                        2110      BUILDING FRAME
   3C TURBINE BUILDING                        2120      TURBINE PED TRUSS
   3C TURBINE BUILDING                        2190      CORTEN STEEL
   3C TURBINE BUILDING                        2511      METAL SIDING
   3C TURBINE BUILDING                        2513      PRECAST CONCRETE
   3C TURBINE BUILDING                        2522      BUILT-UP ROOFING
   3C TURBINE BUILDING                        2532      CONC. BLOCK WALLS
   3C TURBINE BUILDING                        2549      ARCH. FINISH
   3C TURBINE BUILDING                        2551      DOORS/FRAMES/HARD
   3C TURBINE BUILDING                        4834      FLD PURCH HOISTS
   3C TURBINE BUILDING                        4851      FIRE PROTECTION
   3C TURBINE BUILDING                        4852      CO2 SYSTEM
   3C TURBINE BUILDING                        4911      HVAC DUCTWORK
   3C TURBINE BUILDING                        4911      HVAC DUCTWORK

                                              Unit 3
                                              FERC Account 311

                                              COST
                                              CODE      DESCRIPTION

   3C TURBINE BUILDING                        4911      HVAC DUCTWORK
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4912      HVAC EQUIPMENT
   3C TURBINE BUILDING                        4913      HVAC CONTROL/INSTR
   3C TURBINE BUILDING                        6231      LOCAL ELEC. PANELS
   3C TURBINE BUILDING                        7610      LIGHTING FIXTURES
   3C TURBINE BUILDING                        8110      CABLE TRAY/FITTING
   3C TURBINE BUILDING                        8221      TOT COND-PWR & CON
   3C TURBINE BUILDING                        8411      P&C W&C ALL SIZES
   3GA PLANT HEATING                          4363      HTG CIRC PUMPS/DRIV
   3GA PLANT HEATING                          4894      EQUIPMENT INSULAT
   3GA PLANT HEATING                          4894      EQUIPMENT INSULAT
   3GA PLANT HEATING                          4894      EQUIPMENT INSULAT
   3GA PLANT HEATING                          5111      2.5-4 CARBON STEEL
   3GA PLANT HEATING                          5121      6-8 CARBON STEEL
   3GA PLANT HEATING                          5131      10-14 CARBON STEEL
   3GA PLANT HEATING                          5531      2 & U CARBON ST-CS
   3GA PLANT HEATING                          5910      LARGE PIPE HANGRS
   3GA PLANT HEATING                          6141      INSTRUMENTS
   3GA PLANT HEATING                          6170      INSTR. PIPE & TUBE
   3GA PLANT HEATING                          8411      P&C W&C ALL SIZES
   3GE BOILER AND TURBINE BUILDING H          6141      INSTRUMENTS
   3GE BOILER AND TURBINE BUILDING H          6170      INSTR. PIPE & TUBE
   3GE BOILER AND TURBINE BUILDING H          8411      P&C W&C ALL SIZES
   3GE EVAPORATIVE COOLING WATER              4571      OTHER MISC TANKS
   3GJ EVAPORATIVE COOLING WATER              4912      HVAC EQUIPMENT
   3GJ EVAPORATIVE COOLING WATER              5114      2.5-4 STAINLESS
   3GJ EVAPORATIVE COOLING WATER              5534      2 & U STAIN ST-SS
   3GJ EVAPORATIVE COOLING WATER              5561      2 & U COPP & BRASS
   3GJ EVAPORATIVE COOLING WATER              5910      LARGE PIPE HANGRS
   3GJ EVAPORATIVE COOLING WATER              6141      INSTRUMENTS
   3GJ EVAPORATIVE COOLING WATER              6170      INSTR. PIPE & TUBE
   3KC FIRE PROTECTION                        5111      2.5-4 CARBON STEEL
   3KC FIRE PROTECTION                        5121      6-8 CARBON STEEL
   3KC FIRE PROTECTION                        5131      10-14 CARBON STEEL
   3KC FIRE PROTECTION                        5414      2.5-4 CASTIRON PIP
   3KC FIRE PROTECTION                        5416      2.5-4.0/GALVAN PIP
   3KC FIRE PROTECTION                        5424      6-8/CAST IRON PIPE
   3KC FIRE PROTECTION                        5426      6-8/GALVANIZED CS
   3KC FIRE PROTECTION                        5434      10-14/CASTIRON PIP
   3KC FIRE PROTECTION                        5436      10-14/GALVANIZ CS
   3KC FIRE PROTECTION                        5457      20-30/F/REIN EPOXY

                                              Unit 3
                                              FERC Account 311




                                              COST
                                              CODE        DESCRIPTION
--------------------------------------------------------------------------------
   3KC FIRE PROTECTION                        5531      2 & U CARBON ST-CS
   3KC FIRE PROTECTION                        5910      LARGE PIPE HANGRS
   3KC FIRE PROTECTION                        6141      INSTRUMENTS
   3KC FIRE PROTECTION                        6170      INSTR. PIPE & TUBE
   3KF MISC. CRANES, HOISTS, ELEV.            4832      TURB BRIDGE CRANE
   3KF MISC. CRANES, HOISTS, ELEV.            4833      MISC CRANES/HOISTS
   3KF MISC. CRANES, HOISTS, ELEV.            8411      P&C W&C ALL SIZES
   3LB STORM DRAINAGE                         5131      10-14 CARBON STEEL
   3LB STORM DRAINAGE                         5414      2.5-4 CASTIRON PIPE
   3LB STORM DRAINAGE                         5416      2.5-4.0/GALVAN PIPE
   3LB STORM DRAINAGE                         5424      6-8/CAST IRON PIPE
   3LB STORM DRAINAGE                         5426      6-8/GALVANIZED CS
   3LB STORM DRAINAGE                         5434      10-14/CASTIRON PIP
   3LB STORM DRAINAGE                         5435      10-14/REIN CONC.P
   3LB STORM DRAINAGE                         5436      10-14/GALVANIZ CS
   3LB STORM DRAINAGE                         5444      16-18/CASTIRON PIP
   3LB STORM DRAINAGE                         5445      16-18/REI/CONC PIP
   3LB STORM DRAINAGE                         5455      20-30/RE/CONC PIPE
   3LB STORM DRAINAGE                         5910      LARGE PIPE HANGRS
   3LD CHEMICAL WASTE DRAINAGE                5414      2.5-4 CASTIRON PIP
   3LD CHEMICAL WASTE DRAINAGE                5434      10-14/CASTIRON PIP
   3LD CHEMICAL WASTE DRAINAGE                5534      2 & U STAIN ST-SS
   3LD CHEMICAL WASTE DRAINAGE                5569      2 & U MISC. OTHER
   3LE OILY WASTE DRAINAGE                    5414      2.5-4 CASTIRON PIP
   3LE OILY WASTE DRAINAGE                    5424      6-8/CAST IRON PIPE
   3LF GRAVITY COLLECTION DRAINAGE            1504      CONC. PIPE SUPPRTS
   3LF GRAVITY COLLECTION DRAINAGE            4367      MISC. SUMP PMPS/DR
   3LF GRAVITY COLLECTION DRAINAGE            5111      2.5-4 CARBON STEEL
   3LF GRAVITY COLLECTION DRAINAGE            5131      10-14 CARBON STEEL
   3LF GRAVITY COLLECTION DRAINAGE            5414      2.5-4 CASTIRON PIP
   3LF GRAVITY COLLECTION DRAINAGE            5416      2.5-4.0/GALVAN PIP
   3LF GRAVITY COLLECTION DRAINAGE            5423      6-8/CS LINED PIPE
   3LF GRAVITY COLLECTION DRAINAGE            5424      6-8/CAST IRON PIPE
   3LF GRAVITY COLLECTION DRAINAGE            5425      6-8/REIN CONC.PIPE
   3LF GRAVITY COLLECTION DRAINAGE            5426      6-8/GALVANIZED CS
   3LF GRAVITY COLLECTION DRAINAGE            5433      10-14/CS LINED PIP
   3LF GRAVITY COLLECTION DRAINAGE            5434      10-14/CASTIRON PIP
   3LF GRAVITY COLLECTION DRAINAGE            5435      10-14/REIN CONC.P
   3LF GRAVITY COLLECTION DRAINAGE            5445      16-18/REI/CONC PIP
   3LF GRAVITY COLLECTION DRAINAGE            5531      2 & U CARBON ST-CS
   3LF GRAVITY COLLECTION DRAINAGE            5569      2 & U MISC. OTHER
   3LF GRAVITY COLLECTION DRAINAGE            5910      LARGE PIPE HANGRS
   3LF GRAVITY COLLECTION DRAINAGE            6141      INSTRUMENTS
   3LF GRAVITY COLLECTION DRAINAGE            6170      INSTR PIPE & TUBE
   3LF GRAVITY COLLECTION DRAINAGE            8411      P&C W&C ALL SIZES
   3QA NORMAL LIGHTING                        7620      LIGHT TRANSFRM/PAN
   3QA NORMAL LIGHTING                        8411      P&C W&C ALL SIZES

                                              Unit 3
                                              FERC Account 311




                                              COST
                                              CODE        DESCRIPTION
--------------------------------------------------------------------------------
   3QF IN PLANT COMMUNICATIONS                7630      COMMUNICA EQUIP
   3QH CATHODIC PROTECTION                    1509      CONC. MISC FOUND.
   3QH CATHODIC PROTECTION                    7670      CATHODIC PROT EQUI
   3QH CATHODIC PROTECTION                    8411      P&C W&C ALL SIZES
   3QJ FREEZER PROTECTION                     7650      HEAT TRACE EQUIP
   3RC SAMPLE SYSTEM                          5531      2 & U CARBON ST-CS
   3RC SAMPLE SYSTEM                          5534      2 & U STAIN ST-SS
   3RC SAMPLE SYSTEM                          5569      2 & U MISC. OTHER
   3RC SAMPLE SYSTEM                          8411      P&C W&C ALL SIZES

                                          Unit 3

                                          FERC Account 311.2

                                            COST
                                            CODE                   DESCRIPTION
--------------------------------------------------------------------------------
3GA PLANT HEATING                           4894      EQUIPMENT INSULAT
3GA PLANT HEATING                           4894      EQUIPMENT INSULAT
3GA PLANT HEATING                           4894      EQUIPMENT INSULAT
3GA PLANT HEATING                           5111      2.5-4 CARBON STEEL
3GA PLANT HEATING                           5121      6-8 CARBON STEEL
3GA PLANT HEATING                           5131      10-14 CARBON STEEL
3GA PLANT HEATING                           5531      2 & U CARBON ST-CS
3GA PLANT HEATING                           5910      LARGE PIPE HANGRS
3GA PLANT HEATING                           6141      INSTRUMENTS
3GA PLANT HEATING                           6170      INSTR. PIPE & TUBE
3GA PLANT HEATING                           8411      P&C W&C ALL SIZES
3GJ EVAPORATIVE COOLING WATER               4912      HVAC EQUIPMENT
3GJ EVAPORATIVE COOLING WATER               5114      2.5-4 STAINLESS
3GJ EVAPORATIVE COOLING WATER               5534      2 & U STAIN ST-SS
3GJ EVAPORATIVE COOLING WATER               5561      2 & U COPP & BRASS
3GJ EVAPORATIVE COOLING WATER               5910      LARGE PIPE HANGRS
3GJ EVAPORATIVE COOLING WATER               6170      INSTR. PIPE & TUBE
3GR SCRUBBER BUILDING                       5531      2 & U CARBON ST-CS
3GR SCRUBBER BUILDING                       6170      INSTR. PIPE & TUBE
3GR SCRUBBER BUILDING                       8411      P&C W&C ALL SIZES
3KC FIRE PROTECTION                         5111      2.5-4 CARBON STEEL
3KC FIRE PROTECTION                         5121      6-8 CARBON STEEL
3KC FIRE PROTECTION                         5131      10-14 CARBON STEEL
3KC FIRE PROTECTION                         5414      2.5-4 CASTIRON PIP
3KC FIRE PROTECTION                         5416      2.5-4.0/GALVAN PIP
3KC FIRE PROTECTION                         5424      6-8/CAST IRON PIPE
3KC FIRE PROTECTION                         5426      6-8/GALVANIZED CS
3KC FIRE PROTECTION                         5434      10-14/CASTIRON PIP
3KC FIRE PROTECTION                         5436      10-14/GALVANIZ CS
3KC FIRE PROTECTION                         5457      20-30/F/REIN EPOXY
3KC FIRE PROTECTION                         5531      2 & U CARBON ST-CS
3KC FIRE PROTECTION                         5910      LARGE PIPE HANGRS
3 KC FIRE PROTECTION                        6141      INSTRUMENTS
3KC FIRE PROTECTION                         6170      INSTR. PIPE & TUBE
3LB STORM DRAINAGE                          5131      10-14 CARBON STEEL
3LB STORM DRAINAGE                          5414      2.5-4 CASTIRON PIP
3LB STORM DRAINAGE                          5416      2.5-4.0/GALVAN PIP
3LB STORM DRAINAGE                          5424      6-8/CAST IRON PIPE
3LB STORM DRAINAGE                          5426      6-8/GALVANIZED CS
3LB STORM DRAINAGE                          5434      10-14/CASTIRON PIP
3LB STORM DRAINAGE                          5435      10-14/REIN CONC. P
3LB STORM DRAINAGE                          5436      10-14/GALVANIZ CS
3LB STORM DRAINAGE                          5444      16-18 CASTIRON PIP
3LB STORM DRAINAGE                          5445      16-18/REI/CONC PIP
3LB STORM DRAINAGE                          5455      20-30/RE/CONC PIPE
3LB STORM DRAINAGE                          5910      LARGE PIPE HANGRS
3LD CHEMICAL WASTE DRAINAGE                 5414      2.5-4 CASTIRON PIP

                                              Unit 3
                                              FERC Account 311.2



                                              COST
                                              CODE        DESCRIPTION
--------------------------------------------------------------------------------
3LD CHEMICAL WASTE DRAINAGE                 5424      6-8/CAST IRON PIPE
3LD CHEMICAL WASTE DRAINAGE                 5534      2 & U STAIN ST-SS
3LD CHEMICAL WASTE DRAINAGE                 5569      2 & U MISC. OTHER
3LF GRAVITY COLLECTION DRAIN                1504      CONC. PIPE SUPPRTS
3LF GRAVITY COLLECTION DRAIN                4367      MISC. SUMP PMPS/DR
3LF GRAVITY COLLECTION DRAIN                5111      2.5-4 CARBON STEEL
3LF GRAVITY COLLECTION DRAIN                5131      10-14 CARBON STEEL
3LF GRAVITY COLLECTION DRAIN                5414      2.5-4 CASTIRON PIP
3LF GRAVITY COLLECTION DRAIN                5416      2.5-4.0/GALVAN PIP
3LF GRAVITY COLLECTION DRAIN                5423      6-8/CS LINED PIPE
3LF GRAVITY COLLECTION DRAIN                5424      6-8/CAST IRON PIPE
3LF GRAVITY COLLECTION DRAIN                5425      6-8/REIN CONC.PIPE
3LF GRAVITY COLLECTION DRAIN                5426      6-8/GALVANIZED CS
3LF GRAVITY COLLECTION DRAIN                5433      10-14/CS LINED PIP
3LF GRAVITY COLLECTION DRAIN                5434      10-14/CASTIRON PIP
3LF GRAVITY COLLECTION DRAIN                5435      10-14/REIN CONC.P
3LF GRAVITY COLLECTION DRAIN                5445      16-18/REI/CONC PIP
3LF GRAVITY COLLECTION DRAIN                5531      2 & U CARBON ST-CS
3LF GRAVITY COLLECTION DRAIN                5910      LARGE PIPE HANGRS
3LF GRAVITY COLLECTION DRAIN                6141      INSTRUMENTS
3LF GRAVITY COLLECTION DRAIN                6170      INSTR. PIPE & TUBE
3LF GRAVITY COLLECTION DRAIN                8411      P&C W&C ALL SIZES
3P SCRUBBER BUILDING                        1510      CONC. BASE SLAB FD
3P SCRUBBER BUILDING                        1511      CONC. GRADE BEAMS
3P SCRUBBER BUILDING                        1531      CONC. ELEV. SLABS
3P SCRUBBER BUILDING                        1540      CONC. SUMPS & PIT
3P SCRUBBER BUILDING                        1598      CAISSONS
3P SCRUBBER BUILDING                        2110      BUILDING FRAME
3P SCRUBBER BUILDING                        2131      VSSEL HOSE PENITR
3P SCRUBBER BUILDING                        2511      METAL SIDING
3P SCRUBBER BUILDING                        2522      BUILT-UP ROOFING
3P SCRUBBER BUILDING                        2532      CONC. BLOCK WALLS
3P SCRUBBER BUILDING                        2549      ARCH. FINISH
3P SCRUBBER BUILDING                        2551      DOORS/FRAMES/HARD
3P SCRUBBER BUILDING                        2555      VERTICAL LIFTDOORS
3P SCRUBBER BUILDING                        2581      EQUIP & FURNITURE
3P SCRUBBER BUILDING                        2880      FENCES & GATES
3P SCRUBBER BUILDING                        4834      FLD PURCH HOISTS
3P SCRUBBER BUILDING                        4851      FIRE PROTECTION
3P SCRUBBER BUILDING                        4852      CO2 SYSTEM
3P SCRUBBER BUILDING                        4871      ELEVATORS
3P SCRUBBER BUILDING                        4911      HVAC DUCTWORK
3P SCRUBBER BUILDING                        4911      HVAC DUCTWORK
3P SCRUBBER BUILDING                        4912      HVAC EQUIPMENT
3P SCRUBBER BUILDING                        4912      HVAC EQUIPMENT
3P SCRUBBER BUILDING                        4912      HVAC EQUIPMENT
3P SCRUBBER BUILDING                        4912      HVAC EQUIPMENT

                                              Unit 3
                                              FERC Account 311.2




                                              COST
                                              CODE        DESCRIPTION
--------------------------------------------------------------------------------
3P SCRUBBER BUILDING                        4912      HVAC EQUIPMENT
3P SCRUBBER BUILDING                        4913      HVAC CONTROL/INSTR
3P SCRUBBER BUILDING                        7610      LIGHTING FIXTURES
3QA NORMAL LIGHTING                         7620      LIGHT TRANSFRM/PAN
3QA NORMAL LIGHTING                         8411      P&C W&C ALL SIZES
3QF IN-PLANT COMMUNICATIONS                 7630      COMMUNICA EQUIP
3QH CATHODIC PROTECTION                     1509      CONC. MISC FOUND.
3QH CATHODIC PROTECTION                     7670      CATHODIC PROT EQUI
3QH CATHODIC PROTECTION                     8411      P&C W&C ALL SIZES
3QJ FREEZER PROTECTION                      7650      HEAT TRACE EQUIP

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3JM BOTTOM ASH HANDLING                                            1504      CONC. PIPE SUPPRTS
3JM BOTTOM ASH HANDLING                                            1509      CONC. MISC FOUND.
3S CHIMNEY                                                         1510      CONC. BASE SLAB FD
3BA FORCE DRAFT FANS AND DUCTS                                     1584      CONC. MAJORFAN FD
3AD CONDENSATE AND LP FWH CONDENSOR                                1586      CONC. PUMP, TK, EQUI
3AQ CONDENSATE FEEDWATER AND CHEMICAL CON                          1586      CONC. PUMP, TK, EQUI
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      1586      CONC. PUMP, TK, EQUI
3CJ AUXILIARY TURBINE LUBE OIL                                     1586      CONC. PUMP, TK, EQUI
3JM BOTTOM ASH HANDLING                                            1586      CONC. PUMP, TK, EQUI
3JL COAL FEEDERS AND SILOS                                         1587      CONC.COALMILL FD
3S CHIMNEY                                                         1598      CAISSONS
3JK YARD  AND IN-PLANT COAL HANDLING                               2150      COAL SILOS & BINS
3A BOILER BUILDING                                                 2191      BOILER STEEL 25SA
3AA STEAM GENERATOR                                                3211      BLR SUPPORT STEEL
3AA STEAM GENERATOR                                                3212      BLR DRUM COMPLEX
3AA STEAM GENERATOR                                                3213      FURNACE WALLS
3AA STEAM GENERATOR                                                3214      ECONOMIZER
3AA STEAM GENERATOR                                                3215      SUPERHEATER
3AA STEAM GENERATOR                                                3216      REHEATER
3AA STEAM GENERATOR                                                3217      BUCKSTAYS
3AA STEAM GENERATOR                                                3218      BACKPASS
3AA STEAM GENERATOR                                                3311      DOWNCOMERS
3JL COAL FEEDERS AND SILOS                                         3312      COAL PIPING
3AA STEAM GENERATOR                                                3313      BLR CIRC PUMPS
3AA STEAM GENERATOR                                                3313      BLR CIRC PUMPS
3AA STEAM GENERATOR                                                3313      BLR CIRC PUMPS
3AA STEAM GENERATOR                                                3313      BLR CIRC PUMPS
3AA STEAM GENERATOR                                                3315      CIRC PMP SUCT VLV
3AA STEAM GENERATOR                                                3315      CIRC PMP SUCT VLV
3AA STEAM GENERATOR                                                3315      CIRC PMP SUCT VLV
3AA STEAM GENERATOR                                                3315      CIRC PMP SUCT VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3316      CIRC PMP DISCH VLV
3AA STEAM GENERATOR (CON'T)                                        3317      BLR VLVS AND TRIM
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3412      BOWL MILLS
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
3IL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
31L COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
3JL COAL FEEDERS AND SILOS                                         3413      MILL MOTORS
31L COAL FEEDERS AND SILOS                                         3414      MILL DISCH VALVES
3JL COAL FEEDERS AND SILOS                                         3415      MILL LUBE OIL SYS
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3416      GRAVIMETRIC FEEDE
3JL COAL FEEDERS AND SILOS                                         3417      MILL GEAR REDUCER
3BA FORCE DRAFT FANS AND DUCTS                                     3418      MILL SEAL AIR
3BA FORCE DRAFT FANS AND DUCTS                                     3419      IGNITOR AIR
3FD SOOT BLOWING STEAM                                             3511      RETRAC SOOTBLOWE
3FD SOOT BLOWING STEAM                                             3512      WALL BLOWERS
3BA FORCE DRAFT FANS AND DUCTS                                     3611      AIR PREHEATERS
3BA FORCE DRAFT FANS AND DUCTS                                     3611      AIR PREHEATERS
3BA FORCE DRAFT FANS AND DUCTS                                     3611      AIR PREHEATERS
3BA FORCE DRAFT FANS AND DUCTS                                     3612      PA FANS AND DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     3612      PA FANS AND DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     3612      PA FANS AND DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     3612      PA FANS AND DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     3612      PA FANS AND DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     3613      AIR AND GAS DUCTS
3BA FORCE DRAFT FANS AND DUCTS                                     3614      WINDBOX
3AA STEAM GENERATOR (CON'T)                                        3615      SUPPORT AND GUIDES
3BA FORCE DRAFT FANS AND DUCTS                                     3616      PREHEATER BASKETS
3BA FORCE DRAFT FANS AND DUCTS                                     3616      PREHEATER BASKETS
3BA FORCE DRAFT FANS AND DUCTS                                     3711      OUTER CASING
3BA FORCE DRAFT FANS AND DUCTS                                     3712      INNER CASING
3AA STEAM GENERATOR (CON'T)                                        3713      WALL/DUCT INSUL
3BA FORCE DRAFT FANS AND DUCTS                                     3713      WALL/DUCT
3AA STEAM GENERATOR (CON-I)                                        3714      PIPE INSULATION
3BA FORCE DRAFT FANS AND DUCTS                                     3716      BOILER DOORS
3AA STEAM GENERATOR (CON'T)                                        3811      CONTROLS AND INST
3AA STEAM GENERATOR (CON'T)                                        3816      THERMOCOUPLES
3AA STEAM GENERATOR (CON'T)                                        3960      UPGRADE BOIL VALV
3AD CONDENSATE AND LP FWH CONDENSOR.                               4311      MAIN FDWTR PMPS/D
3AD CONDENSATE AND LP FWH CONDENSOR                                4311      MAIN FDWTR PMPS/D
3AE FEEDWATER                                                      4311      MAIN FDWTR PMPS/D
3AE FEEDWATER                                                      4311      MAIN FDWTR PMPS/D
3AE FEEDWATER                                                      4311      MAIN FDWTR PMPS/D
3AE FEEDWATER                                                      4311      MAIN FDWTR PMPS/D
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3CF LOBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      4311      MAIN FDWTR PMPS/D
3CJ AUXILIARY TURBINE LUBE OIL                                     4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPSID
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPSiD
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3FC AUXILIARY TURBINES                                             4311      MAIN FDWTR PMPS/D
3AD CONDENSATE AND LP FWH CONDENSOR                                4314      MAIN COND/PUMPS/D
3AD CONDENSATE AND LP FWH CONDENSOR                                4314      MAIN COND/PUMPS/D
3AD CONDENSATE AND LP FWH CONDENSOR                                4314      MAIN COND/PUMPS/D
3EB CLOSED COOLING WATER                                           4324      BLR EMER CLG P/DR
3FH GLYCOL AIR PREHEATING                                          4363      HTG CIRC PMPS/DRIV
3BM BOILER BLOWDOWN SYSTEM                                         4367      MISC. SUMP PMPS/DR
3JM BOTTOM ASH HANDLING                                            4367      MISC. SUMP PMPS/DR
3JM BOTTOM ASH HANDLING                                             4368     SLUICE WTR PMPS
3JM BOTTOM ASH HANDLING                                            4368      SLUICE WTR PMPS
3BA FORCE DRAFT FANS AND DUCTS                                     4381      FD FANS/DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     4381      FD FANSIDRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     4381      FD FANS/DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     4381      FD FANS/DRIVES
3BA FORCE DRAFT FANS AND DUCTS                                     4381      FD FANS/DRIVES
3AD CONDENSATE AND LP FWH CONDENSOR                                4411      FEEDWATER HEATER
3AD CONDENSATE AND LP FWH CONDENSOR                                4411      FEEDWATER HEATER
3AD CONDENSATE AND LP FWH CONDENSOR                                4411      FEEDWATER HEATER
3AD CONDENSATE AND LP FWH CONDENSOR                                4411      FEEDWATER HEATER
3AD CONDENSATE AND LP FWH CONDENSOR                                4411      FEEDWATER HEATER
3AE FEEDWATER                                                      4411      FEEDWATER HEATER
3AE FEEDWATER                                                      4411      FEEDWATER HEATER
3AE FEEDWATER                                                      4411      FEEDWATER HEATER
3AD CONDENSATE AND LP FWH CONDENSOR                                4412      DEAERATOR HTR & T
3FH GLYCOL AIR PREHEATING                                          4461      AIR-PREHEAT GLY/EQ
3FH GLYCOL AIR PREHEATING                                          4461      AIR-PREHEAT GLY/EQ
3AD CONDENSATE AND LP FWH CONDENSOR                                4555      GLAND SEAL COLL TK
3BM BOILER BLOWDOWN SYSTEM                                         4561      BOILER BLOWDOWN T
3BM BOILER BLOWDOWN SYSTEM                                         4561      BOILER BLOWDOWN T
3BM BOILER BLOWDOWN SYSTEM                                         4561      BOILER BLOWDOWN T
3BM BOILER BLOWDOWN SYSTEM                                         4561      BOILER BLOWDOWN T
3FH GLYCOL AIR PREHEATING                                          4565      GLYCOL HEAD TANKS
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          4681      HYDRA-CYCLO EQUIP
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          4682      AMMONIA ADD. EQU1

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          4683      PHOSPHATE ADD. EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JK YARD AND IN-PLANT COAL HANDLING                                4721      IN-PLT COAL HD EQ
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       4725      IN-PLT COAL D/COLL
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
31M BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3JM BOTTOM ASH HANDLING                                            4730      ASH HANDLING SYS
3S CHIMNEY                                                         4740      CHIMNEY SHELL
3S CHIMNEY                                                         4741      CHIMNEY LINER
3S CHIMNEY                                                         4741      CHIMNEY LINER
3S CHIMNEY                                                         4742      CHIMNEY PLATFORM
3S CHIMNEY                                                         4743      CHIMNEY LADDERS
3S CHIMNEY                                                         4744      CHIMNEY MAN-DOOR
3S CHIMNEY                                                         4745      CHIMNEY CLEAN ROO
3S CHIMNEY                                                         4746      CHIMNEY LIGHTING
3S CHIMNEY                                                         4747      CHIM AVIATION LTG
3S CHIMNEY                                                         4748      CHIM TURN'G VANES
3S CHIMNEY                                                         4749      CHIMNEY ELEVATOR
3JM BOTTOM ASH HANDLING                                            4811      BASKET STRAINERS
3FH GLYCOL AIR PRHEATING                                           4812      START-UP STRAINERS
3JM BOTTOM ASH HANDLING                                            4812      START-UP STRAINERS
3AB MAIN AND REHEAT STEAM                                          4823      ERV SILENCERS
3AA STEAM GENERATOR (CON'T)                                        4894      EQUIPMENT INSULAT
3AA STEAM GENERATOR (CON'T)                                        4894      EQUIPMENT INSULAT
3BA FORCE DRAFT FANS AND DUCTS                                     4894      EQUIPMENT INSULAT
3BA FORCE DRAFT FANS AND DUCTS                                     4894      EQUIPMENT INSULAT
3BA FORCE DRAFT FANS AND DUCTS                                     4894      EQUIPMENT INSULAT
3BA FORCE DRAFT FANS AND DUCTS                                     4894      EQUIPMENT INSULAT
3FC AUXILIARY TURBINES                                             4894      EQUIPMENT INSULAT
3FC AUXILIARY TURBINES                                             4894      EQUIPMENT INSULAT
3FC AUXILIARY TURBINES                                             4894      EQUIPMENT INSULAT
3FC AUXILIARY TURBINES                                             4894      EQUIPMENT INSULAT

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3FC AUXILIARY TURBINES                                             4894      EQUIPMENT INSULAT
3JL COAL FEEDERS AND SILOS                                         4894      EQUIPMENT INSULAT
3JL COAL FEEDERS AND SILOS                                         4894      EQUIPMENT INSULAT
3JL COAL FEEDERS AND SILOS                                         4894      EQUIPMENT INSULAT
3S CHIMNEY                                                         4912      HVAC EQUIPMENT
3S CHIMNEY                                                         4912      HVAC EQUIPMENT
9YY PLANT EQUIPMENT                                                4980      BOILER SCAFFOLDING
3AB MAIN AND REHEAT STEAM                                          5111      2.5-4 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5111      2.5-4 CARBON STEEL
3AE FEEDWATER                                                      5111      2.5-4 CARBON STEEL
3AF FEEDWATER HEATER                                               5111      2.5-4 CARBON STEEL
3AP CONDENSATE STORAGE AND TRANSFER                                5111      2.5-4 CARBON STEEL
3BA FORCE DRAFT FANS AND DUCTS                                     5111      2.5-4 CARBON STEEL
3BM BOILER BLOWDOWN SYSTEM                                         5111      2.5-4 CARBON STEEL
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      5111      2.5-4 CARBON STEEL
3CJ AUXILIARY TURBINE LUBE OIL                                     5111      2.5-4 CARBON STEEL
3EB CLOSED COOLING WATER                                           5111      2.5-4 CARBON STEEL
3FB AUXILIARY STEAM                                                5111      2.5-4 CARBON STEEL
3FC AUXILIARY TURBINES                                             5111      2.5-4 CARBON STEEL
3FD SOOT BLOWING STEAM                                             5111      2.5-4 CARBON STEEL
3FH GLYCOL AIR PREHEATING                                          5111      2.5-4 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        5111      2.5-4 CARBON STEEL
3JM BOTTOM ASH HANDLING                                            5111      2.5-4 CARBON STEEL
3AE FEEDWATER                                                      5114      2.5-4 STAINLESS
3AP CONDENSATE STORAGE AND TRANSFER                                5114      2.5-4 STAINLESS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      5114      2.5-4 STAINLESS
3AB MAIN AND REHEAT STEAM                                          5117      2.5-4 CROME MOLLY
3AD CONDENSATE AND LP FWH CONDENSOR                                5117      2.5-4 CROME MOLLY
3FB AUXILIARY STEAM                                                5117      2.5-4 CROME MOLLY
3AA STEAM GENERATOR (CON'T)                                        5121      6-8 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5121      6-8 CARBON STEEL
3AE FEEDWATER                                                      5121      6-8 CARBON STEEL
3AF FEEDWATER HEATER                                               5121      6-8 CARBON STEEL
3AP CONDENSATE STORAGE AND TRANSFER                                5121      6-8 CARBON STEEL
3BM BOILER BLOWDOWN SYSTEM                                         5121      6-8 CARBON STEEL
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      5121      6-8 CARBON STEEL
3CJ AUXILIARY TURBINE LUBE OIL                                     5121      6-8 CARBON STEEL
3EB CLOSED COOLING WATER                                           5121      6-8 CARBON STEEL
3FB AUXILIARY STEAM                                                5121      6-8 CARBON STEEL
3FC AUXILIARY TURBINES                                             5121      6-8 CARBON STEEL
3FD SOOT BLOWING STEAM                                             5121      6-8 CARBON STEEL
3FH GLYCOL AIR PREHEATING                                          5121      6-8 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        5121      6-8 CARBON STEEL
3AB MAIN AND REHEAT STEAM                                          5124      6-B STAINLESS STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5124      6-8 STAINLESS STEEL
3AE FEEDWATER                                                      5124      6-8 STAINLESS STEEL
3AP CONDENSATE STORAGE AND TRANSFER                                5124      6-8 STAINLESS STEEL
3FB AUXILIARY STEAM                                                5124      6-8 STAINLESS STEEL
3FC AUXILIARY TURBINES                                             5124      6-8 STAINLESS STEEL
3AB MAIN AND REHEAT STEAM                                          5131      10-14 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5131      10-14 CARBON STEEL
3AE FFFDWATER                                                      5131      10-14 CARBON STEEL

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3AF FEEDWATER HEATER                                               5131      10-14 CARBON STEEL
3AP CONDENSATE STORAGE AND TRANSFER                                5131      10-14 CARBON STEEL
3BA FORCE DRAFT FANS AND DUCTS                                     5131      10-14 CARBON STEEL
3BM BOILER BLOWDOWN SYSTEM                                         5131      10-14 CARBON STEEL
3EB CLOSED COOLING WATER                                           5131      10-14 CARBON STEEL
3FB AUXILIARY STEAM                                                5131      10-14 CARBON STEEL
3FC AUXILIARY TURBINES                                             5131      10-14 CARBON STEEL
3FD SOOT BLOWING STEAM                                             5131      10-14 CARBON STEEL
3FH GLYCOL AIR PREHEATING                                          5131      10-14 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        5131      10-14 CARBON STEEL
3JM BOTTOM ASH HANDLING                                            5131      10-14 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5134      10-14 STAINLESS
3AP CONDENSATE STORAGE AND TRANSFER                                5134      10-14 STAINLESS
3AD CONDENSATE AND LP FWH CONDENSOR                                5137      10-14 CROME MOLLY
3FB AUXILIARY STEAM                                                5139      10-14 CROME MOLLY
3AD CONDENSATE AND LP FWH CONDENSOR                                5141      16-18 CARBON STEEL
3AE FEEDWATER                                                      5141      16-18 CARBON STEEL
3AF FEEDWATER HEATER                                               5141      16-18 CARBON STEEL
3FB AUXILIARY STEAM                                                5141      16-18 CARBON STEEL
3FC AUXILIARY TURBINES                                             5141      16-18 CARBON STEEL
3FH GLYCOL AIR PREHEATING                                          5141      16-18 CARBON STEEL
3JM BOTTOM ASH HANDLING                                            5141      16-18 CARBON STEEL
3AF FEEDWATER HEATER                                               5147      16-18 CROME MOLLY
3AB MAIN AND REHEAT STEAM                                          5149      16-18 CROME MOLLY
3AB MAIN AND REHEAT STEAM                                          5151      20-30 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                                5151      20-30 CARBON STEEL
3AE FEEDWATER                                                      5151      20-30 CARBON STEEL
3AF FEEDWATER HEATER                                               5151      20-30 CARBON STEEL
3BM BOILER BLOWDOWN SYSTEM                                         5151      20-30 CARBON STEEL
3FB AUXILIARY STEAM                                                5151      20-30 CARBON STEEL
3AB MAIN AND REHEAT STEAM                                          5158      20-30 CROME MOLLY
3AB MAIN AND REHEAT STEAM                                          5161      OVER 30 CARBON ST
3AD CONDENSATE AND LP FWH CONDENSOR                                5161      OVER 30 CARBON ST
3AB MAIN AND REHEAT STEAM                                          5168      OVER 30 CROME MOL
3JK YARD AND IN-PLANT COAL HANDLING                                5416      2.5-4.0/GALVAN PIP
3JM BOTTOM ASH HANDLING                                            5418      2.5-4.0/NUVALLOY
3JM BOTTOM ASH HANDLING                                            5424      6-8/CAST IRON PIPE
3JM BOTTOM ASH HANDLING                                            5428      6-8/NUVALLOY PIPE
3JM BOTTOM ASH HANDLING                                            5434      10-14/CASTIRON PIP
3JM BOTTOM ASH HANDLING                                            5444      16-18/CASTIRON PIP
3JM BOTTOM ASH HANDLING                                            5446      16-18/GALVANIZ CS
3AA STEAM GENERATOR (CON'T)                                        5531      2 & U CARBON ST-CS
3AB MAIN AND REHEAT STEAM                                          5531      2 & U CARBON ST-CS
3AD CONDENSATE AND LP FWH CONDENSOR                                5531      2 & U CARBON ST-CS
3AE FEEDWATER (CON'T)                                              5531      2 & U CARBON ST-CS
3AF FEEDWATER HEATER                                               5531      2 & U CARBON ST-CS
3AP CONDENSATE STORAGE AND TRANSFER                                5531      2 & U CARBON ST-CS
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          5531      2 & U CARBON ST-CS
3BA FORCE DRAFT FANS AND DUCTS (CON'T)                             5531      2 & U CARBON ST-CS
3BM BOILER BLOWDOWN SYSTEM                                         5531      2 & U CARBON ST-CS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      5531      2 & U CARBON ST-CS
3CJ AUXILIARY TURBINE LUBE OIL                                     5531      2 & U CARBON ST-CS

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3EB CLOSED COOLING WATER                                           5531      2 & U CARBON ST-CS
3FB AUXILIARY STEAM                                                5531      2 & U CARBON ST-CS
3FC AUXILIARY TURBINES                                             5531      2 & U CARBON ST-CS
3FD SOOT BLOWING STEAM                                             5531      2 & U CARBON ST-CS
3FH GLYCOL AIR PREHEATING                                          5531      2 & U CARBON ST-CS
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        5531      2 & U CARBON ST-CS
3JL COAL FEEDERS AND SILOS                                         5531      2 & U CARBON ST-CS
3JM BOTTOM ASH HANDLING                                            5531      2 & U CARBON ST-CS
3RC SAMPLE SYSTEM                                                  5531      2 & U CARBON ST-CS
3AE FEEDWATER (CON'T)                                              5534      2 & U STAIN ST-SS
3AP CONDENSATE STORAGE AND TRANSFER                                5534      2 & U STAIN ST-SS
3JM BOTTOM ASH HANDLING                                            5534      2 & U STAIN ST-SS
3RC SAMPLE SYSTEM                                                  5534      2 & U STAIN ST-SS
3AA STEAM GENERATOR (CON'T)                                        5537      2 & U CHRO-MOLY-CM
3AB MAIN AND REHEAT STEAM                                          5537      2 & U CHRO-MOLY-CM
3AD CONDENSATE AND LP FWH CONDENSOR                                5537      2 & U CHRO-MOLY-CM
3AE FEEDWATER (CON'T)                                              5537      2 & U CHRO-MOLY-CM
3AF FEEDWATER HEATER                                               5537      2 & U CHRO-MOLY-CM
3FB AUXILIARY STEAM                                                5537      2 & U CHRO-MOLY-CM
3FC AUXILIARY TURBINES                                             5537      2 & U CHRO-MOLY-CM
3RC SAMPLE SYSTEM                                                  5569      2 & U MISC. OTHER
3AD CONDENSATE AND LP FWH CONDENSOR                                5631      MISC. EXP. JOINTS
3AF FEEDWATER HEATER                                               5631      MISC. EXP. JOINTS
3AE FEEDWATER (CON'T)                                              5830      10-14 VALVES
3AE FEEDWATER (CON'T)                                              5830      10-14 VALVES
3AE FEEDWATER (CON'T)                                              5830      10-14 VALVES
3AE FEEDWATER (CON'T)                                              5840      16-18 VALVES
3AE FEEDWATER (CON'T)                                              5840      16-18 VALVES
3AF FEEDWATER HEATER                                               5840      16-18 VALVES
3AF FEEDWATER HEATER                                               5840      16-18 VALVES
3AF FEEDWATER HEATER                                               5840      16-18 VALVES
3FB AUXILIARY STEAM                                                5840      16-18 VALVES
3FB AUXILIARY STEAM                                                5840      16-18 VALVES
3FB AUXILIARY STEAM                                                5840      16-18 VALVES
3AD CONDENSATE AND LP FWH CONDENSOR                                5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AE FEEDWATER (CON'T)                                              5850      20-30 VALVES
3AF FEEDWATER HEATER                                               5850      20-30 VALVES
3FB AUXILIARY STEAM                                                5850      20-30 VALVES
3FC AUXILIARY TURBINES                                             5860      30 & LARGER VALVE
3FC AUXILIARY TURBINES                                             5860      30 & LARGER VALVE
3AB MAIN AND REHEAT STEAM                                          5910      LARGE PIPE HANGRS
3AD CONDENSATE AND LP FWH CONDENSOR                                5910      LARGE PIPE HANGRS
3AE FEEDWATER (CON'T)                                              5910      LARGE PIPE HANGRS
3AF FEEDWATER HEATER                                               5910      LARGE PIPE HANGRS
3AP CONDENSATE STORAGE AND TRANSFER                                5910      LARGE PIPE HANGRS
3BA FORCE DRAFT FANS AND DUCTS (CON'T)                             5910      LARGE PIPE HANGRS
3BM BOILER BLOWDOWN SYSTEM                                         5910      LARGE PIPE HANGRS

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      5910      LARGE PIPE HANGRS
3CJ AUXILIARY TURBINE LUBE OIL                                     5910      LARGE PIPE HANGRS
3EB CLOSED COOLING WATER                                           5910      LARGE PIPE HANGRS
3FB AUXILIARY STEAM                                                5910      LARGE PIPE HANGRS
3FH GLYCOL AIR PREHEATING                                          5910      LARGE PIPE HANGRS
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        5910      LARGE PIPE HANGRS
3JM BOTTOM ASH HANDLING (CON'T)                                    5910      LARGE PIPE HANGRS
3AA STEAM GENERATOR (CON'T)                                        5920      MAJOR HANGERS
3AB MAIN AND REHEAT STEAM                                          5920      MAJOR HANGERS
3AE FEEDWATER (CON"T)                                              5920      MAJOR HANGERS
3AF FEEDWATER HEATER                                               5920      MAJOR HANGERS
3BM BOILER BLOWDOWN SYSTEM                                         5920      MAJOR HANGERS
3FC AUXILIARY TURBINES                                             5920      MAJOR HANGERS
3FD SOOT BLOWING STEAM                                             5920      MAJOR HANGERS
3FH GLYCOL AIR PREHEATING                                          5920      MAJOR HANGERS
3AA STEAM GENERATOR (CON'T)                                        6141      INSTRUMENTS
3AB MAIN AND REHEAT STEAM                                          6141      INSTRUMENTS
3AD CONDENSATE AND LP FWH CONDENSOR                                6141      INSTRUMENTS
3AE FEEDWATER (CON'T)                                              6141      INSTRUMENTS
3AF FEEDWATER HEATER                                               6141      INSTRUMENTS
3AP CONDENSATE STORAGE AND TRANSFER                                6141      INSTRUMENTS
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          6141      INSTRUMENTS
3BA FORCE DRAFT FANS AND DUCTS (CON'T)                             6141      INSTRUMENTS
3BM BOILER BLOWDOWN SYSTEM                                         6141      INSTRUMENTS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      6141      INSTRUMENTS
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTEM                         6141      INSTRUMENTS
3CJ AUXILIARY TURBINE LUBE OIL                                     6141      INSTRUMENTS
3EB CLOSED COOLING WATER                                           6141      INSTRUMENTS
3FB AUXILIARY STEAM                                                6141      INSTRUMENTS
3FC AUXILIARY TURBINES                                             6141      INSTRUMENTS
3FD SOOT BLOWING STEAM                                             6141      INSTRUMENTS
3FH GLYCOL AIR PREHEATING                                          6141      INSTRUMENTS
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        6141      INSTRUMENTS
3JK YARD AND IN-PLANT COAL HANDLING                                6141      INSTRUMENTS
3JL COAL FEEDERS AND SILOS                                         6141      INSTRUMENTS
3JM BOTTOM ASH HANDLING (CON'T)                                    6141      INSTRUMENTS
3RC SAMPLE SYSTEM                                                  6141      INSTRUMENTS
3AA STEAM GENERATOR (CON'T)                                        6170      INSTR. PIPE & TUBE
3AB MAIN AND REHEAT STEAM                                          6170      INSTR. PIPE & TUBE
3AD CONDENSATE AND LP FWH CONDENSOR                                6170      INSTR. PIPE & TUBE
3AE FEEDWATER (CON'T)                                              6170      INSTR. PIPE & TUBE
3AF FEEDWATER HEATER                                               6170      INSTR. PIPE & TUBE
3AP CONDENSATE STORAGE AND TRANSFER                                6170      INSTR. PIPE & TUBE
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          6170      INSTR. PIPE & TUBE
3BA FORCE DRAFT FANS AND DUCTS (CON'T)                             6170      INSTR. PIPE & TUBE
3BM BOILER BLOWDOWN SYSTEM                                         6170      INSTR. PIPE & TUBE
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      6170      INSTR. PIPE & TUBE
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTEM                         6170      INSTR. PIPE & TUBE
3CJ AUXILIARY TURBINE LUBE OIL                                     6170      INSTR. PIPE & TUBE
3EB CLOSED COOLING WATER                                           6170      INSTR. PIPE & TUBE
3FB AUXILIARY STEAM                                                6170      INSTR. PIPE & TUBE
3FC AUXILIARY TURBINES                                             6170      1NSTR. PIPE & TUBE

                                                                Unit 3

                                                                FERC Account 312

                                                                   COST
                                                                   CODE        DESCRIPTION
------------------------------------------------------------------------------------------------
3FD SOOT BLOWING STEAM                                             6170      INSTR. PIPE & TUBE
3FH GLYCOL AIR PREHEATING                                          6170      INSTR. PIPE & TUBE
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        6170      INSTR. PIPE & TUBE
3JL COAL FEEDERS AND SILOS                                         6170      INSTR. PIPE & TUBE
3JM BOTTOM ASH HANDLING (CON'T)                                    6170      INSTR. PIPE & TUBE
3AD CONDENSATE AND LP FWH CONDENSOR                                6175      INSTRUMENT VALVES
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                        6175      INSTRUMENT VALVES
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                        6175      INSTRUMENT VALVES
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                        6175      INSTRUMENT VALVES
3AF FEEDWATER HEATER                                               6175      INSTRUMENT VALVES
3AF FEEDWATER HEATER                                               6175      INSTRUMENT VALVES
3AF FEEDWATER HEATER                                               6175      INSTRUMENT VALVES
3FB AUXILIARY STEAM                                                6175      INSTRUMENT VALVES
3FB AUXILIARY STEAM                                                6175      INSTRUMENT VALVES
3FB AUXILIARY STEAM                                                6175      INSTRUMENT VALVES
3FB AUXILIARY STEAM                                                6175      INSTRUMENT VALVES
3RB BOILER CONTROLS                                                6221      COMPUTER & AUXILI
3AP CONDENSATE STORAGE AND TRANSFER                                8221      TOT COND-PWR & CON
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      8221      TOT COND-PWR & CON
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        8221      TOT COND-PWR & CON
3JM BOTTOM ASH HANDLING (CON'T)                                    8221      TOT COND-PWR & CON
3AA STEAM GENERATOR (CON'T)                                        8411      P&C W&C ALL SIZES
3AB MAIN AND REHEAT STEAM                                          8411      P&C W&C ALL SIZES
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                        8411      P&C W&C ALL SIZES
3AE FEEDWATER (CON'T)                                              8411      P&C W&C ALL SIZES
3AF FEEDWATER HEATER                                               8411      P&C W&C ALL SIZES
3AP CONDENSATE STORAGE AND TRANSFER                                8411      P&C W&C ALL SIZES
3AQ CONDENSATE AND FEEDWATER CHEMICAL CON                          8411      P&C W&C ALL SIZES
3BA FORCE DRAFT FANS AND DUCTS (CON'T)                             8411      P&C W&C ALL SIZES
3BM BOILER BLOWDOWN SYSTEM                                         8411      P&C W&C ALL SIZES
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICATI                      8411      P&C W&C ALL SIZES
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTEM                         8411      P&C W&C ALL SIZES
3CJ AUXILIARY TURBINE LUBE OIL                                     8411      P&C W&C ALL SIZES
3EB CLOSED COOLING WATER                                           8411      P&C W&C ALL SIZES
3FB AUXILIARY STEAM                                                8411      P&C W&C ALL SIZES
3FC AUXILIARY TURBINES                                             8411      P&C W&C ALL SIZES
3FD SOOT BLOWING STEAM                                             8411      P&C W&C ALL SIZES
3FH GLYCOL AIR PREHEATING                                          8411      P&C W&C ALL SIZES
3JA AUXILIARY FUEL OIL STORAGE AND TRANSFER                        8411      P&C W&C ALL SIZES
3JK YARD AND IN-PLANT COAL HANDLING                                8411      P&C W&C ALL SIZES
3JL COAL FEEDERS AND SILOS                                         8411      P&C W&C ALL SIZES
3JM BOTTOM ASH HANDLING (CON'T)                                    8411      P&C W&C ALL SIZES
3JQ YD & IN-PLANT COAL HNDLG DUST COLLECTION                       8411      P&C W&C ALL SIZES
3RA BURNER CONTROLS                                                8411      P&C W&C ALL SIZES
3RB BOILER CONTROLS                                                8411      P&C W&C ALL SIZES
3RC SAMPLE SYSTEM                                                  8411      P&C W&C ALL SIZES
3AA STEAM GENERATOR (CON'T)                                        8435      P&C WIR/AC/2KV-8KV
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                        8435      P&C WIR/AC/2KV-8KV
3JK YARD AND IN PLANT COAL HANDLING                                8435      P&C WIR/AC/2KV-8KV
3JL COAL FEEDERS AND SILOS                                         8435      P&C WIR/AC/2KV-8KV
3JM BOTTOM ASH HANDLING (CON'T)                                    8435      P&C WIR/AC/2KV-8KV
3BA FORCE DRAFT FANS AND DUCTS (CON'T))                            8445      P&C WIRE/MC/15KV

                                                                         Unit 3

                                                             FERC Account 312.2

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3KA COMPRESSED AIR                                           5111      2.5-4 CARBON STEEL
3KA COMPRESSED AIR                                           5114      2.5-4 STAINLESS
3KA COMPRESSED AIR                                           5121      6-8 CARBON STEEL
3KA COMPRESSED AIR                                           5124      6-8 STAINLESS STEEL
3KA COMPRESSED AIR                                           5134      10-14 STAINLESS
3KA COMPRESSED AIR                                           5411      2.5-4 CU & BRASS
3KA COMPRESSED AIR                                           5531      2 & U CARBON ST-CS
3KA COMPRESSED AIR                                           5534      2 & U STAIN ST-SS
3KA COMPRESSED AIR                                           5561      2 & U COPP & BRASS
3KA COMPRESSED AIR                                           5910      LARGE PIPE HANGRS
3KA COMPRESSED AIR                                           6141      INSTRUMENTS
3KA COMPRESSED AIR                                           6170      INSTR. PIPE & TUBE
3NA 13.8 KV POWER                                            7120      15KV SWITCH GEAR
3NA 13.8 KV POWER                                            8411      P&C W&C ALL SIZES
3NA 13.8 KV POWER                                            8441      P&C WIRE/IC/15KV
3NA 13.8 KV POWER                                            8445      P&C WIRE/MC/15KV
3NB 4.16 KV POWER                                            1588      CONC. TRANSFMR FND
3NB 4.16 KV POWER                                            7110      3KV-8KV SWITCHGEA
3NB 4.16 KV POWER                                            7340      AUXILIARY BUSDUCT
3NB 4.16 KV POWER                                            8411      P&C W&C ALL SIZES
3NB 4.16 KV POWER                                            8435      P&C WIR/AC/2KV-8KV
3NG 480 V LOAD CENTERS                                       7130      480V LOADCENTERS
3NG 480 V LOAD CENTERS                                       8411      P&C W&C ALL SIZES
3NH 480 V MOTOR CONTROL CENTERS                              7510      MTR/CONTROL CENTR
3NH 480 V MOTOR CONTROL CENTERS                              7522      LOCAL CONTROL STA
3NH 480 V MOTOR CONTROL CENTERS                              7523      480V RECEPTACLES
3NH 480 V MOTOR CONTROL CENTERS                              8411      P&C W&C ALL SIZES
3NK 125 V D.C.                                               8411      P&C W&C ALL SIZES
3NN INSTRUMENT A.C.                                          7524      INSTRUMENT AC EQ
3NN INSTRUMENT A.C.                                          8411      P&C W&C ALL SIZES
3P SCRUBBER BUILDING                                         6231      LOCAL ELEC. PANELS
3P SCRUBBER BUILDING                                         8110      CABLE TRAY/FITTING
3P SCRUBBER BUILDING                                         8221      TOT COND-PWR &CON
3P SCRUBBER BUILDING                                         8411      P&C W&C ALL SIZES
3RE STACK GAS MONITORING                                     6141      INSTRUMENTS
3RE STACK GAS MONITORING                                     8411      P&C W&C ALL SIZES
3RK PLANT ANNUNCIATOR                                        8411      P&C W&C ALL SIZES
3RM SOLID STATE INTERLOCKING LOGIC                           8411      P&C W&C ALL SIZES
3RN SCRUBBER CONTROL                                         6210      MAIN CONTROL PANE
3RN SCRUBBER CONTROL                                         6221      COMPUTER & AUXILIA
3RN SCRUBBER CONTROL                                         8411      P&C W&C ALL SIZES
3RP REMOTE MULTIPLEXING                                      8411      P&C W&C ALL SIZES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     1584      CONC. MAJOR FAN FD
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4382      ID FANS/DRIVES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4760      REP OUTLET DAMPER
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4760      REP OUTLET DAMPER

                                                                         Unit 3

                                                             FERC Account 312.2

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4760      REP OUTLET DAMPER
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4760      REP OUTLET DAMPER
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4760      REP OUTLET DAMPER
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4761      SCRUBBER VESSELS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4761      SCRUBBER VESSELS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4763      SCRUBBER DUCT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4764      SCR. DUCT INSULATN
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4764      SCR. DUCT INSULATN
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4766      SCBBR DUCT LINING
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4766      SCBBR DUCT LINING
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4767      SCRUBBER PLUMB-BO
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4767      SCRUBBER PLUMB-BO
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4769      SCRUBBER SILENCERS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4788      SCR RXP JT SUPPORT
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     4812      START-UP STRAINERS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5111      2.5-4 CARBON STEEL
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5114      2.5-4 STAINLESS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5531      2 & U CARBON ST-CS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5534      2 & U STAIN ST-SS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5632      REP ISO RINGS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     5910      LARGE PIPE HANGRS
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     6141      INSTRUMENT'S
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     6170      INSTR. PIPE & TUBE
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     8411      P&C W&C ALL SIZES
3SA SCRUBBER GAS FLOW, I.D. FANS & STACK                     8445      P&C WIRE/MC/15KV
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       1586      CONC. PUMP, TK, EQUI
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4579      AGITATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4579      AGITATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4579      AGITATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4768      MIST ELIMINATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4768      MIST ELIMINATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4768      MIST ELIMINATORS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4774      VENTURI SPRAY PMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4776      ABSORPTION PMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4777      EFFLUENT PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4781      REGEN FEED PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4781      REGEN FEED PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4781      REGEN FEED PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4781      REGEN FEED PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4781      REGEN FEED PUMPS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4782      EFFLUENT TANK
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4783      REGEN TANKS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4811      BASKET STRAINERS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       4812      START-UP STRAINERS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5114      2.5-4 STAINLESS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5124      6.8 STAINLESS STEEL

                                                                         Unit 3

                                                             FERC Account 312.2

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5410      2.5-4.0/RUBR HOSE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5412      2.5-4.0/PVC PIPE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5413      2.5-4 CS LINED PIPE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5420      6-8 SCRUBBER HOSE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5422      6-8/PVC PIPE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5423      6-8/CS LINED PIPE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5432      10-14/PVC PIPE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5433      10-14/CS LINED PIP
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5443      16-18/CS LINED PIP
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5453      20-30/CS LINED PIP
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5531      2 & U CARBON ST-CS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5534      2 & U STAIN ST-SS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5569      2 & U MISC. OTHER
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5631      MISC. EXP. JOINTS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       5910      LARGE PIPE HANGRS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       6141      INSTRUMENTS
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       6170      INSTR. PIPE &-TUBE
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       8411      P&C W&C ALL SIZES
3SB SCRUBBER-SLURRY RECYCLE/REGENERATI                       8435      P&C WIR/AC/2KV-8KV
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      1504      CONC. PIPE SUPPRTS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      1509      CONC. MISC FOUND.
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      1586      CONC. PUMP, TK, EQUI
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4576      WASH TRAY BLEED T
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4579      AGITATORS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4579      AGITATORS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4778      WASH TRAY PUMPS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4778      WASH TRAY PUMPS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4778      WASH TRAY PUMPS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4784      WT RECIRC TANK
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4811      BASKET STRAINERS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      4812      START-UP STRAINERS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5111      2.5-4 CARBON STEEL
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5114      2.5-4 STAINLESS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5124      6-8 STAINLESS STEEL
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5134      10-14 STAINLESS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5141      16-18 CARBON STEEL
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5144      16-18 STAINLESS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5413      2.5-4 CS LINED PIP
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5422      6-8/PVC PIPE
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5423      6-8/CS LINED PIPE
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5427      6-8/F/REIN EPOXY
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5432      10-14/PVC PIPE
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5433      10-14/CS LINED PIP
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5437      10-14/F/REIN EPOXY
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5443      16-18/CS LINED PIP
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5447      16-18/F/REIN EPOXY
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5453      20-30/CS LINED PIP
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5531      2 & U CARBON ST-CS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5534      2 & U STAIN ST-SS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5569      2 & U MISC. OTHER
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5631      MISC. EXP. JOINTS

                                                                         Unit 3

                                                             FERC Account 312.2

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      5910      LARGE PIPE HANGRS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6141      INSTRUMENTS
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6170      INSTR. PIPE & TUBE
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      6175      INSTRUMENT VALVES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      8221      TOT COND-PWR & CON
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      8411      P&C W&C ALL SIZES
3SC SCRUBBER-WASH TRAY AND MIST ELIMINA                      8435      P&C WIR/AC/2KV-8KV
3SD SCRUBBER-FLUE GAS REHEATER                               4375      MISC. SCR PUMP/DRV
3SD SCRUBBER-FLUE GAS REHEATER                               4571      OTHER MISC TANKS
3SD SCRUBBER-FLUE GAS REHEATER                               4571      OTHER MISC TANKS
3SD SCRUBBER-FLUE GAS REHEATER                               4759      COND P/SCR REHEAT
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4762      FLUE GAS REHEATER
3SD SCRUBBER-FLUE GAS REHEATER                               4812      START-UP STRAINERS
3SD SCRUBBER-FLUE GAS REHEATER                               5111      2.5-4 CARBON STEEL
3SD SCRUBBER-FLUE GAS REHEATER                               5121      6-8 CARBON STEEL
3SD SCRUBBER-FLUE GAS REHEATER                               5141      16-18 CARBON STEEL
3SD SCRUBBER-FLUE GAS REHEATER                               5531      2 & U CARBON ST-CS
3SD SCRUBBER-FLUE GAS REHEATER                               5910      LARGE PIPE HANGRS
3SD SCRUBBER-FLUE GAS REHEATER                               5920      MAJOR HANGERS
3SD SCRUBBER-FLUE GAS REHEATER                               6141      INSTRUMENTS
3SD SCRUBBER-FLUE GAS REHEATER                               6170      INSTR. PIPE & TUBE
3SD SCRUBBER-FLUE GAS REHEATER                               8411      P&C W&C ALL SIZES
3SE SCRUBBER-MAKE UP WATER                                   4370      MISC. PUMPS/DRIVES
3SE SCRUBBER-MAKE UP WATER                                   4375      MISC. SCR PUMP/DRV
3SE SCRUBBER-MAKE UP WATER                                   4571      OTHER MISC TANKS
3SE SCRUBBER-MAKE UP WATER                                   4785      SEAL WTR FLTR SKID
3SE SCRUBBER-MAKE UP WATER                                   4811      BASKET STRAINERS
3SE SCRUBBER-MAKE UP WATER                                   4812      START-UP STRAINERS
3SE SCRUBBER-MAKE UP WATER                                   5111      2.5-4 CARBON STEEL
3SE SCRUBBER-MAKE UP WATER                                   5114      2.5-4 STAINLESS
3SE SCRUBBER-MAKE UP WATER                                   5121      6-8 CARBON STEEL
3SE SCRUBBER-MAKE UP WATER                                   5124      6-8 STAINLESS STEEL
3SE SCRUBBER-MAKE UP WATER                                   5131      10-14 CARBON STEEL
3SE SCRUBBER-MAKE UP WATER                                   5134      10-14 STAINLESS
3SE SCRUBBER-MAKE UP WATER                                   5413      2.5-4 CS LINED PIP
3SE SCRUBBER-MAKE UP WATER                                   5423      6-8/CS LINED PIPE

                                                                         Unit 3

                                                             FERC Account 314

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3SE SCRUBBER-MAKE UP WATER                                   5433      10-14/CS LINED PIP
3SE SCRUBBER-MAKE UP WATER                                   5531      2 & U CARBON ST-CS
3SE SCRUBBER-MAKE UP WATER                                   5534      2 & U STAIN ST-SS
3SE SCRUBBER-MAKE UP WATER                                   5569      2 & U MISC. OTHER
3SE SCRUBBER-MAKE UP WATER                                   5631      MISC. EXP. JOINTS
3SE SCRUBBER-MAKE UP WATER                                   5910      LARGE PIPE HANGRS
3SE SCRUBBER-MAKE UP WATER                                   6141      INSTRUMENTS
3SE SCRUBBER MAKE UP WATER                                   6170      INSTR. PIPE & TUBE
3SE SCRUBBER-MAKE UP WATER                                   8221      TOT COND-PWR & CON
3SE SCRUBBER-MAKE UP WATER                                   8411      P&C W&C ALL SIZES
3SF SCRUBBER-DRAIN AND FLUSHING                              4367      MISC. SUMP PMPS/DR
3SF SCRUBBER-DRAIN AND FLUSHING                              4375      MISC. SCR PUMP/DRV
3SF SCRUBBER-DRAIN AND FLUSHING                              4579      AGITATORS
3SF SCRUBBER-DRAIN AND FLUSHING                              4773      SCRUBBER PUMPS
3SF SCRUBBER-DRAIN AND FLUSHING                              4812      START-UP STRAINERS
3SF SCRUBBER-DRAIN AND FLUSHING                              5114      2.5-4 STAINLESS
3SF SCRUBBER-DRAIN AND FLUSHING                              5134      10-14 STAINLESS
3SF SCRUBBER-DRAIN AND FLUSHING                              5413      2.5-4 CS LINED PIP
3SF SCRUBBER-DRAIN AND FLUSHING                              5423      6-8/CS LINED PIPE
3SF SCRUBBER-DRAIN AND FLUSHING                              5433      10-14/CS LINED PIP
3SF SCRUBBER-DRAIN AND FLUSHING                              5534      2 & U STAIN ST-SS
3SF SCRUBBER-DRAIN AND FLUSHING                              5631      MISC. EXP. JOINTS
3SF SCRUBBER-DRAIN AND FLUSHING                              5910      LARGE PIPE HANGRS
3SF SCRUBBER-DRAIN AND FLUSHING                              6141      INSTRUMENTS
3SF SCRUBBER-DRAIN AND FLUSHING                              6170      INSTR. PIPE & TUBE
3SF SCRUBBER-DRAIN AND FLUSHING                              6175      INSTRUMENT VALVES
3SF SCRUBBER-DRAIN AND FLUSHING                              8221      TOT COND-PWR & CON
3SF SCRUBBER-DRAIN AND FLUSHING                              8411      P&C W&C ALL SIZES
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   1586      CONC. PUMP, TK, EQUI
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   4812      START-UP STRAINERS
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5111      2.5-4 CARBON STEEL
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5121      6-8 CARBON STEEL
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5412      2.5-4.0/PVC PIPE
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5422      6-8/PVC PIPE
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5531      2 & U CARBON ST-CS
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5534      2 & U STAIN ST-SS
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5569      2 & U MISC. OTHER
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   5910      LARGE PIPE HANGRS
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   6141      INSTRUMENTS
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   6170      INSTR. PIPE & TUBE
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   8221      TOT COND-PWR & CON
3SI HIGH CALCIUM LIME PREP & ALAKALI DISTR                   8411      P&C W&C ALL SIZES

                                                                         Unit 3

                                                             FERC Account 314

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3DA COOLING TOWER/CIRCULATING WATER                          1508      CONC. MISC/CW PIPE
3DA COOLING TOWER/CIRCULATING WATER                          1510      CONC. BASE SLAB FD
3DA COOLING TOWER/CIRCULATING WATER                          1540      CONC. SUMPS & PIT
3AC MAIN GENERATOR                                           1581      CONC. TURB PED BAS
3AC MAIN GENERATOR                                           1582      CONC. TURB PED SUP
3CD HYDROGEN SEAL OIL                                        1586      CONC. PUMP, TK, EQUI
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  1586      CONC. PUMP, TK, EQUI
3CG CONDENSOR AIR REMOVAL                                    1586      CONC. PUMP, TK, EQUI
3NA MAIN GENERATOR                                           1588      CONC. TRANSFMR FND
3I COOLING TOWER                                             1595      CONC. CLG TWR SLAB
3NA MAIN GENERATOR                                           1596      CONC. SWITCHYARD
3I COOLING TOWER                                             2530      EARTHWORK
3I COOLING TOWER                                             2671      FABRI FORM LINING
3I COOLING TOWER                                             2674      HYPALON CANAL LING
3AC MAIN GENERATOR                                           4110      T/G-HP TURBINE
3AC MAIN GENERATOR                                           4111      T/G-IP TURBINE
3AC MAIN GENERATOR                                           4112      T/G-LP TURBINE #1
3AC MAIN GENERATOR                                           4113      T/G-LP TURBINE #2
3AC MAIN GENERATOR                                           4114      GENERATOR
3NA MAIN GENERATOR                                           4115      T/G-VLTG REGLTR
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTE                    4116      T/G-DEH CONTROLLER
3CB MAIN TURBINE AND GENERATOR LUBE OIL                      4117      T/G-OIL COOLERS
3EA SERVICE WATER                                            4118      T/G-H2 COOLERS
3CA STEAM SEALS AND DRAINS                                   4119      T/G-GLAND CONDENSE
3NA MAIN GENERATOR                                           4121      STATION METERING
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4210      CONDENSOR ERECTIO
3AD CONDENSATE AND LP FWH CONDENSOR                          4314      MAIN COND/PUMPS/DR
3AD CONDENSATE AND LP FWH CONDENSOR                          4314      MAIN COND/PUMPS/DR
3AD CONDENSATE AND LP FWH CONDENSOR                          4314      MAIN COND/PUMPS/DR
3EA SERVICE WATER                                            4321      CLOS CLG WTR PMP/D
3EB CLOSED COOLING TOWER                                     4321      CLOS CLG WTR PMP/D
3EA SERVICE WATER                                            4322      SERVICE WTR PMPS/D
3DA COOLING TOWER/CIRCULATING WATER                          4323      CIRC WTR PMPS/DR
3DA COOLING TOWER/CIRCULATING WATER                          4323      CIRC WTR PMPS/DR
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  4366      LUBE OIL PMPS/DRIV
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  4366      LUBE OIL PMPS/DRIV
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  4366      LUBE OIL PMPS/DRIV
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  4366      LUBE OIL PMPS/DRIV

                                                                         Unit 3

                                                             FERC Account 314

                                                             COST
                                                             CODE         DESCRIPTION
------------------------------------------------------------------------------------------------
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  4366      LUBE OIL PMPS/DRIV
3EB CLOSED COOLING TOWER                                     4421      CLG WTR HEAT EXCHA
3EB CLOSED COOLING TOWER                                     4421      CLG WTR HEAT EXCHA
3I COOLING TOWER                                             4480      COOLING TWR STRUCT
3I COOLING TOWER                                             4481      C.T.-PVC FILL
3I COOLING TOWER                                             4432      C.T.-PIPING
3I COOLING TOWER                                             4483      C.T.-DRIFT ELIM'RS
3I COOLING TOWER                                             4484      C.T.-BYPASS VALVE
3I COOLING TOWER                                             4485      C.T.-BYPASS STRUCT
3I COOLING TOWER                                             4486      C.T.-INLET PIPE
3I COOLING TOWER                                             4487      C.T.-BASE SLAB
3I COOLING TOWER                                             4488      C.T.-MISC STEEL
3I COOLING TOWER                                             4489      C.T.-FANS AND MTRS
3I COOLING TOWER                                             4491      C.T. STAIR ENCLOSE
3EB CLOSED COOLING TOWER                                     4521      PLANT COOL/WTR TKS
3EB CLOSED COOLING TOWER                                     4571      OTHER MISC TANKS
3DA COOLING TOWER/CIRCULATING WATER                          4685      C.W.- LOG STOPS
3DA COOLING TOWER/CIRCULATING WATER                          4811      BASKET STRAINERS
3EA SERVICE WATER                                            4811      BASKET STRAINERS
3CG CONDENSOR AIR REMOVAL                                    4812      START-UP STRAINERS
3EB CLOSED COOLING TOWER                                     4812      START-UP STRAINERS
3CG CONDENSOR AIR REMOVAL                                    4821      VACUUM PUMPS
3CA STEAM SEALS AND DRAINS                                   4894      EQUIPMENT INSULAT
3CA STEAM SEALS AND DRAINS                                   4894      EQUIPMENT INSULAT
3CA STEAM SEALS AND DRAINS                                   4894      EQUIPMENT INSULAT
3CA STEAM SEALS AND DRAINS                                   4894      EQUIPMENT INSULAT
3CE STATOR COOLING                                           4894      EQUIPMENT INSULAT
3CE STATOR COOLING                                           4894      EQUIPMENT INSULAT
3CE STATOR COOLING                                           4894      EQUIPMENT INSULAT
3CG CONDENSOR AIR REMOVAL                                    4894      EQUIPMENT INSULAT
3AD CONDENSATE AND LP FWH CONDENSOR                          5111      2.5-4 CARBON STEEL
3CA STEAM SEALS AND DRAINS                                   5111      2.5-4 CARBON STEEL
3CC GENERATOR HYDROGEN AND CARBON DIOXID                     5111      2.5-4 CARBON STEEL
3CD HYDROGEN SEAL OIL                                        5111      2.5-4 CARBON STEEL
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  5111      2.5-4 CARBON STEEL
3DA COOLING TOWER/CIRCULATING WATER                          5111      2.5-4 CARBON STEEL
3EB CLOSED COOLING TOWER                                     5111      2.5-4 CARBON STEEL
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  5114      2.5-4 STAINLESS
3AC MAIN GENERATOR                                           5117      2.5-4 CROME MOLLY
3AD CONDENSATE AND LP FWH CONDENSOR                          5117      2.5-4 CROME MOLLY
3AD CONDENSATE AND LP FWH CONDENSOR                          5121      6-8 CARBON STEEL
3CA STEAM SEALS AND DRAINS                                   5121      6-8 CARBON STEEL
3CB MAIN TURBINE AND GENERATOR LUBE OIL                      5121      6-8 CARBON STEEL
3CD HYDROGEN SEAL OIL                                        5121      6-8 CARBON STEEL
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                  5121      6-8 CARBON STEEL
3CG CONDENSOR AIR REMOVAL                                    5121      6-8 CARBON STEEL
3EB CLOSED COOLING TOWER                                     5121      6-8 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                          5124      6-8 STAINLESS STEEL
3DA COOLING TOWER/CIRCULATING WATER                          5124      6-8 STAINLESS STEEL

                                                                      991-999.26

                                                        Unit 3


                                                        FERC Account 314

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3AD CONDENSATE AND LP FWH CONDENSOR                         5131     10-14 CARBON STEEL
3CA STEAM SEALS AND DRAINS                                  5131     10-14 CARBON STEEL
3CG CONDENSOR AIR REMOVAL                                   5131     10-14 CARBON STEEL
3EB CLOSED COOLING TOWER                                    5131     10-14 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                         5134     10-14 STAINLESS
3AD CONDENSATE AND LP FWH CONDENSOR                         5137     10-14 CROME MOLLY
3AD CONDENSATE AND LP FWH CONDENSOR                         5141     16-18 CARBON STEEL
3CA STEAM SEALS AND DRAINS                                  5141     16-18 CARBON STEEL
3DA COOLING TOWER/CIRCULATING WATER                         5141     16-18 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                         5151     20-30 CARBON STEEL
3AD CONDENSATE AND LP FWH CONDENSOR                         5161     OVER 30 CARBON STEE
3DA COOLING TOWER/CIRCULATING WATER                         5161     OVER 30 CARBON ST
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5171     54 & 72/CS/CIRC WT
3DA COOLING TOWER'CIRCULATING WATER (CON'T)                 5181     108/CS/CIRC WATER
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5413     2.5-4 CS LINED PIP
3EA SERVICE WATER                                           5423     6-8/CS LINED PIPE
3EA SERVICE WATER                                           5433     10-14/CS LINED PIP
3EA SERVICE WATER                                           5443     16-18/CS LINED PIP
3EA SERVICE WATER                                           5453     20-30/CS LINED PIP
3AC MAIN GENERATOR                                          5531     2 & U CARBON ST-CS
3AD CONDENSATE AND LP FWH CONDENSOR                         5531     2 & U CARBON ST-CS
3CA STEAM SEALS AND DRAINS                                  5531     2 & U CARBON ST-CS
3CB MAIN TURBINE AND GENERATOR LUBE OIL                     5531     2 & U CARBON ST-CS
3CC GENERATOR HYDROGEN AND CARBON DIOXID                    5531     2 & U CARBON ST-CS
3CD HYDROGEN SEAL OIL                                       5531     2 & U CARBON ST-CS
3CE STATOR COOLING                                          5531     2 & U CARBON ST-CS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 5531     2 & U CARBON ST-CS
3CG CONDENSOR AIR REMOVAL                                   5531     2 & U CARBON ST-CS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5531     2 & U CARBON ST-CS
3EB CLOSED COOLING TOWER                                    5531     2 & U CARBON ST-CS
3RC SAMPLE SYSTEM                                           5531     2 & U CARBON ST-CS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5534     2 & U STAIN ST-SS
3RC SAMPLE SYSTEM                                           5534     2 & U STAIN ST-SS
3AC MAIN GENERATOR                                          5537     2 & U CHRO-MOLY-CM
3AD CONDENSATE AND LP FWH CONDENSOR                         5537     2 & U CHRO-MOLY-CM
3CA STEAM SEALS AND DRAINS                                  5537     2 & U CHRO-MOLY-CM
3EA SERVICE WATER                                           5569     2 & U MISC. OTHER
3RC SAMPLE SYSTEM                                           5569     2 & U MISC. OTHER
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5630     CIRC WTR EXP JOINT
3AD CONDENSATE AND LP FWH CONDENSOR (CON'T)                 5631     MISC. EXP. JOINTS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5690     CIRC WTR MORT/LIN
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5883     C/W VALVES
3DA COOLING TOWERICIRCULATING WATER (CON'T)                 5883     C/W VALVES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5883     C/W VALVES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5883     C/W VALVES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5883     C/W VALVES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5883     C/W VALVES
3AD CONDENSATE AND LP FWH CONDENSOR                         5910     LARGE PIPE HANGRS
3CA STEAM SEALS AND DRAINS                                  5910     LARGE PIPE HANGRS

                                                        Unit 3


                                                        FERC Account 314

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3CB MAIN TURBINE AND GENERATOR LUBE OIL                     5910     LARGE PIPE HANGRS
3CC GENERATOR HYDROGEN AND CARBON DIOXID                    5910     LARGE PIPE HANGRS
3CD HYDROGEN SEAL OIL                                       5910     LARGE PIPE HANGRS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 5910     LARGE PIPE HANGRS
3CG CONDENSOR AIR REMOVAL                                   5910     LARGE PIPE HANGRS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 5910     LARGE PIPE HANGRS
3EA SERVICE WATER                                           5910     LARGE PIPE HANGRS
3EB CLOSED COOLING TOWER                                    5910     LARGE PIPE HANGRS
3AC MAIN GENERATOR                                          5920     MAJOR HANGERS
3CA STEAM SEALS AND DRAINS                                  5920     MAJOR HANGERS
3AC MAIN GENERATOR                                          6141     INSTRUMENTS
3AD CONDENSATE AND LP FWH CONDENSOR                         6141     INSTRUMENTS
3CA STEAM SEALS AND DRAINS                                  6141     INSTRUMENTS
3CB MAIN TURBINE AND GENERATOR LUBE OIL                     6141     INSTRUMENTS
3CC GENERATOR HYDROGEN AND CARBON DIOXID                    6141     INSTRUMENTS
3CD HYDROGEN SEAL OIL                                       6141     INSTRUMENTS
3CE STATOR COOLING                                          6141     INSTRUMENTS
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 6141     INSTRUMENTS
3CG CONDENSOR AIR REMOVAL                                   6141     INSTRUMENTS
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTE                   6141     INSTRUMENTS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 6141     INSTRUMENTS
3EA SERVICE WATER                                           6141     INSTRUMENTS
3EB CLOSED COOLING TOWER                                    6141     INSTRUMENTS
3AC MAIN GENERATOR                                          6170     INSTR. PIPE AND TUBE
3AD CONDENSATE AND LP FWH CONDENSOR                         6170     INSTR. PIPE &TUBE
3CA STEAM SEALS AND DRAINS                                  6170     INSTR. PIPE &TUBE
3CB MAIN TURBINE AND GENERATOR LUBE OIL                     6170     INSTR. PIPE &TUBE
3CC GENERATOR HYDROGEN AND CARBON DIOXID                    6170     INSTR. PIPE &TUBE
3CD HYDROGEN SEAL OIL                                       6170     INSTR. PIPE &TUBE
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 6170     INSTR. PIPE &TUBE
3CG CONDENSOR AIR REMOVAL                                   6170     INSTR. PIPE &TUBE
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTE                   6170     INSTR. PIPE &TUBE
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 6170     INSTR. PIPE &TUBE
3EA SERVICE WATER                                           6170     INSTR. PIPE &TUBE
3EB CLOSED COOLING TOWER                                    6170     INSTR. PIPE &TUBE
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3EA SERVICE WATER                                           6175     INSTRUMENT VALVES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 6261     MULTIPLEX EQUIP
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7110     3KV-8KV SWITCHGEAR
3DA COOLING TOWERICIRCULATING WATER (CON'T)                 7110     3KV-8KV SWITCHGEAR
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7120     15KV SWITCHGEAR
3NA MAIN GENERATOR                                          7230     AUXILIARY TRANSFM
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7240     SUBSTA TRANSFORMS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7250     GROUND RESISTORS

                                                        Unit 3


                                                        FERC Account 314

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3DA COOLING TOWER'CIRCULATING WATER (CON'T)                 7250     GROUND RESISTORS
3NA MAIN GENERATOR                                          7250     GROUND RESISTORS
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7260     CURRENT LIMIT REAC
3NA MAIN GENERATOR                                          7310     MAIN ISO-PHASE BUS
3NA MAIN GENERATOR                                          7340     AUXILIARY BUSDUCT
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 7350     STA/SERV BUSDUCT
3I COOLING TOWER                                            81l0     CABLE TRAY/FITTING
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 8221     TOT COND-PWR &CON
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 8221     TOT COND-PWR &CON
3AC MAIN GENERATOR                                          8411     P&C W&C ALL SIZES
3AD CONDENSATE AND LP FWH CONDENSOR                         8411     P&C W&C ALL SIZES
3CA STEAM SEALS AND DRAINS                                  8411     P&C W&C ALL SIZES
3CB MAIN TURBINE AND GENERATOR LUBE OIL                     8411     P&C W&C ALL SIZES
3CC GENERATOR HYDROGEN AND CARBON DIOXID                    8411     P&C W&C ALL SIZES
3CD HYDROGEN SEAL OIL                                       8411     P&C W&C ALL SIZES
3CE STATOR COOLING                                          8411     P&C W&C ALL SIZES
3CF LUBE OIL STORAGE, TRANSFER AND PURIFICA                 8411     P&C W&C ALL SIZES
3CG CONDENSOR AIR REMOVAL                                   8411     P&C W&C ALL SIZES
3CH ELECTRO-HYDRAULIC CONTROL FLUID SYSTE                   8411     P&C W&C ALL SIZES
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 8411     P&C W&C ALL SIZES
3EA SERVICE WATER                                           8411     P&C W&C ALL SIZES
3EB CLOSED COOLING TOWER                                    8411     P&C W&C ALL SIZES
3NA MAIN GENERATOR                                          8411     P&C W&C ALL SIZES
3NB EXCITATION AND VOLTAGE REGULATION                       8411     P&C W&C ALL SIZES
3RB BOILER CONTROLS                                         8411     P&C W&C ALL SIZES
3RC SAMPLE SYSTEM                                           8411     P&C W&C ALL SIZES
3AD CONDENSATE AND LP FWH CONDENSOR                         8435     P&C WIR/AC/2KV-8KV
3DA COOLING TOWER/CIRCULATING WATER (CON'T)                 8435     P&C WIR/ACJ2KV-8KV
3EA SERVICE WATER                                           8435     P&C WIR/AC/2KV-8KV
3NA MAIN GENERATOR                                          8441     P&C WIRE/IC/15KV
3DA COOLING TOWERJCIRCULATING WATER (CON'T)                 8445     P&C WIRE/MC/ 15KV

                                                        Unit 3

                                                        FERC Account 315

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3A BOILER BUILDING                                          6231     LOCAL ELEC. PANELS
3A BOILER BUILDING                                          8110     CABLE TRAY/FITTING
3A BOILER BUILDING                                          8221     TOT COND-PWR &CO
3A BOILER BUILDING                                          8411     P&C W&C ALL SIZES
3NA 13.8 KV POWER                                           7120     15 KV SWITCHGEAR
3NA 13.8 KV POWER                                           7260     CURRENT LIMIT REAC
3NA 13.8 KV POWER                                           8411     P&C W&C ALL SIZES
3NA 13.8 KV POWER                                           8441     P&C WIRE/IC/ 15KV
3NA 13.8 KV POWER                                           8445     P&C WIRE/MC/ 15KV
3NB 4.16 KV POWER                                           1588     CONC. TRANSFMR FN
3NB 4.16 KV POWER                                           7110     3KV-8KV SWITCHGEA
3NB 4.16 KV POWER                                           7260     CURRENT LIMIT REAC
3NB 4.16 KV POWER                                           7340     AUXILIARY BUSDUCT
3NB 4.16 KV POWER                                           8411     P&C W&C ALL SIZES
3NB 4.16 KV POWER                                           8435     P&C WIR/AC/2KV-8KV
3NG 480 VOLT LOAD CENTER                                    7130     480V LOADCENTERS
3NG 480 VOLT LOAD CENTER                                    8411     P&C W&C ALL SIZES
3NH 480 VOLT MOTOR CONTROL CEN                              7510     MTR/CONTROL CENT
3NH 480 VOLT MOTOR CONTROL CEN                              7522     LOCAL CONTROL STA
3NH 480 VOLT MOTOR CONTROL CEN                              7523     480V RECEPTACLES
3NH 480 VOLT MOTOR CONTROL CEN                              8411     P&C W&C ALL SIZES
3NJ 250 V D.C.                                              8411     P&C W&C ALL SIZES
3NK 125 V D.C.                                              7410     BATTERIES & RACKS
3NK 125 V D.C.                                              7410     BATTERIES & RACKS
3NK 125 V D.C.                                              7410     BATTERIES & RACKS
3NK 125 V D.C.                                              7410     BATTERIES & RACKS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7420     BATTERY CHARGERS
3NK 125 V D.C.                                              7460     DC DISTRIB/EQUIP
3NK 125 V D.C.                                              7460     DC DISTRIB/EQUIP
3NK 125 V D.C.                                              7460     DC DISTRIB/EQUIP
3NK 125 V D.C.                                              7460     DC DISTRIB/EQUIP
3NK 125 V D.C.                                              7460     DC DISTRIB/EQUIP
3NK 125 V D.C.                                              8411     P&C W&C ALL SIZES
3NN INSTRUMENT A.C.                                         7524     INSTRUMENT AC EQ
3NN INSTRUMENT A.C.                                         8411     P&C W&C ALL SIZES
3RK PLANT ANNUNCIATOR                                       6210     MAIN CONTROL PANE
3RK PLANT ANNUNCIATOR                                       8411     P&C W&C ALL SIZES
3RN SOLID STATE INTERLOCKING LO                             6221     COMPUTER & AUXILI
3RN SOLID STATE INTERLOCKING LO                             8411     P&C W&C ALL SIZES
3RP REMOTE MULTIPLEXING                                     6261     MULTIPLEX EQUIP

                                                        Unit 3

                                                        FERC Account 315

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3RP REMOTE MULTIPLEXING                                     8411     P&C W&C ALL SIZES

                                                        Unit 3

                                                        FERC Account 316

                                                            COST
                                                            CODE       DESCRIPTION
                                                            ----     ------------------

3KA COMPRESSED AIR                                          5111     2.5-4 CARBON STEEL
3KA COMPRESSED AIR                                          5114     2.5-4 STAINLESS
3KA COMPRESSED AIR                                          5121     6-8 CARBON STEEL
3KA COMPRESSED AIR                                          5124     6-8 STAINLESS STEEL
3KA COMPRESSED AIR                                          5134     10-14 STAINLESS
3KA COMPRESSED AIR                                          5411     2.5-4 CU & BRASS
3KA COMPRESSED AIR                                          5531     2 & U CARBON ST-CS
3KA COMPRESSED AIR                                          5534     2 & U STAIN ST-SS
3KA COMPRESSED AIR                                          5561     2 & U COPP & BRASS
3KA COMPRESSED AIR                                          5910     LARGE PIPE HANGRS
3KA COMPRESSED AIR                                          6141     INSTRUMENTS
3KA COMPRESSED AIR                                          6170     INSTR. PIPE &TUBE
3RL ACCELERATION TREND RELAY                                6325     ACCEL TREND RLAY
3RO FREQUENCY DURATION RELAY                                6331     FREQ DUR RELAY
3RQ MISCELLANEOUS POWER PLANT EQUIPM                        6332     APPOR COMP AUTOM

                                                                       EXHIBIT C
                                                                              to
                                                                    Bill of Sale



                             DESCRIPTION OF COMMON FACILITIES



Common Facilities 3-4

        The Common Facilities 3-4 consists of all items of property, constructed or installed for use by Units 3 and 4 in common pursuant to the Ownership Agreement 3-4, and shall include, without limitation, the assets described in Schedule C-1 hereto, other than those items listed on such schedule that are required for use by Units 1 and 2 and Units 3 and 4 in common pursuant to the Common Facilities Agreement.

Common Facilities 1-2-3-4

        The Common Facilities 1-2-3-4 consists of all items of property, constructed or installed for use by both of Units 1 and 2 and Units 3 and 4 in common pursuant to the Common Facilities Agreement, and shall include, without limitation, the Yellowstone river pumping plant, the surge pond, the environmental building, the warehouse, the machine shop, the auto shop, the training center, the administration building, the auxiliary services building, the garage/warehouse, the meteorological and air quality monitoring structures, and each of the other assets described in Schedule C-1 hereto to be used by both of Units 1 and 2 and Units 3 and 4 in common pursuant to the Common Facilities Agreement.

                                                                    SCHEDULE C-1

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    3AL RIVER WATER PIPELINE                         2910    RIVER INTAKE DREDG
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVERIPOND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         4369    RIVER/POND WTR P&D
    3AL RIVER WATER PIPELINE                         5111    2.5-4 CARBON STEEL
    3AL RIVER WATER PIPELINE                         5141    16-18 CARBON STEEL
    3AL RIVER WATER PIPELINE                         5151    20-30 CARBON STEEL
    3AL RIVER WATER PIPELINE                         5531    2 & U CARBON ST-CS
    3AL RIVER WATER PIPELINE                         5761    RIVER WTR PIPELINE
    3AL RIVER WATER PIPELINE                         5910    LARGE PIPE HANGRS
    3AL RIVER WATER PIPELINE                         6170    INSTR. PIPE &TUBE
    3AL RIVER WATER PIPELINE                         6820    RIVER LOW FLOW MO
    3AL RIVER WATER PIPELINE                         6821    USGS GAUGING STA
    3AL RIVER WATER PIPELINE                         6830    SURGE POND QUINDAR
    3FB AUXILIARY STEAM                              5111    2.5-4 CARBON STEEL
    3FB AUXILIARY STEAM                              5117    2.5-4 CROME MOLLY
    3FB AUXILIARY STEAM                              5121    6-8 CARBON STEEL
    3FB AUXILIARY STEAM                              5124    6-8 STAINLESS STEEL
    3FB AUXILIARY STEAM                              5131    10-14 CARBON STEEL
    3FB AUXILIARY STEAM                              5139    10-14 CROME MOLLY
    3FB AUXILIARY STEAM                              5141    16-18 CARBON STEEL
    3FB AUXILIARY STEAM                              5151    20-30 CARBON STEEL
    3FB AUXILIARY STEAM                              5531    2 & U CARBON ST-CS
    3FB AUXILIARY STEAM                              5537    2 & U CHRO-MOLY-CM
    3FB AUXILIARY STEAM                              5850    20-30 VALVES
    3FB AUXILIARY STEAM                              5910    LARGE PIPE HANGRS
    3 FB AUXILIARY STEAM                             6141    INSTRUMENTS
    3FB AUXILIARY STEAM                              6170    INSTR. PIPE & TUBE
    3FB AUXILIARY STEAM                              6175    INSTRUMENT VALVES
    3FB AUXILIARY STEAM                              8411    P&C W&C ALL SIZES
    3FE PLANT HEATING BOILER                         1586    CONC. PUMP, TK, EQUI
    3FE PLANT HEATING BOILER                         4894    EQUIPMENT INSULAT
    3FE PLANT HEATING BOILER                         4894    EQUIPMENT INSULAT
    3FE PLANT HEATING BOILER                         4894    EQUIPMENT INSULAT
    3FE PLANT HEATING BOILER                         4894    EQUIPMENT INSULAT
    3FE PLANT HEATING BOILER                         4922    PLANT HEAT-BOILER
    3FE PLANT HEATING BOILER                         4922    PLANT HEAT-BOILER
    3FE PLANT HEATING BOILER                         4922    PLANT HEAT-BOILER
    3FE PLANT HEATING BOILER                         4922    PLANT HEAT-BOILER
    3FE PLANT HEATING BOILER                         4922    PLANT HEAT-BOILER

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    3FE PLANT HEATING BOILER                         5111    2.5-4 CARBON STEEL
    3FE PLANT HEATING BOILER                         5121    6-8 CARBON STEEL
    3FE PLANT HEATING BOILER                         5131    10-14 CARBON STEEL
    3FE PLANT HEATING BOILER                         5531    2 & U CARBON ST-CS
    3FE PLANT HEATING BOILER                         5910    LARGE PIPE HANGRS
    3FE PLANT HEATING BOILER                         6141    INSTRUMENTS
    3FE PLANT HEATING BOILER                         6170    INSTR. PIPE &TUBE
    3FE PLANT HEATING BOILER                         8411    P&C W&C ALL SIZES
    3GA PLANT HEATING                                4894    EQUIPMENT INSULAT
    3GA PLANT HEATING                                4894    EQUIPMENT INSULAT
    3GA PLANT HEATING                                4894    EQUIPMENT INSULAT
    3GA PLANT HEATING                                5111    2.5-4 CARBON STEEL
    3GA PLANT HEATING                                5121    6-8 CARBON STEEL
    3GA PLANT HEATING                                5131    10-14 CARBON STEEL
    3GA PLANT HEATING                                5531    2 & U CARBON ST-CS
    3GA PLANT HEATING                                5910    LARGE PIPE HANGRS
    3GA PLANT HEATING                                6141    INSTRUMENTS
    3GA PLANT HEATING                                6170    INSTR. PIPE &TUBE
    3GA PLANT HEATING                                8411    P&C W&C ALL SIZES
    3GB CHILLED WATER                                1586    CONC. PUMP,TK,EQUI
    3GB CHILLED WATER                                4363    HTG CIRC PMPS/DRIV
    3GB CHILLED WATER                                4912    HVAC EQUIPMENT
    3GB CHILLED WATER                                5111    2.5-4 CARBON STEEL
    3GB CHILLED WATER                                5121    6-8 CARBON STEEL
    3GB CHILLED WATER                                5531    2 & U CARBON ST-CS
    3GB CHILLED WATER                                5910    LARGE PIPE HANGRS
    3GB CHILLED WATER                                6141    INSTRUMENTS
    3GB CHILLED WATER                                6170    INSTR. PIPE &TUBE
    3GB CHILLED WATER                                8411    P&C W&C ALL SIZES
    3GD MISC. HVAC                                   8411    P&C W&C ALL SIZES
    3GE BOILER AND TURBINE BUILDING H                6141    INSTRUMENTS
    3GE BOILER AND TURBINE BUILDING H                6170    INSTR. PIPE &TUBE
    3GE BOILER AND TURBINE BUILDING H                8411    P&C W&C ALL SIZES
    3GK CONTROL COMPLEX HVAC                         5531    2 & U CARBON ST-CS
    3GK CONTROL COMPLEX HVAC                         6141    INSTRUMENTS
    3GK CONTROL COMPLEX HVAC                         6170    INSTR. PIPE &TUBE
    3GK CONTROL COMPLEX HVAC                         8411    P&C W&C ALL SIZES
    3GL AUXILIARY SERVICE BLDG HVAC                  5531    2 & U CARBON ST-CS
    3GL AUXILIARY SERVICE BLDG HVAC                  6170    INSTR. PIPE &TUBE
    3GL AUXILIARY SERVICE BLDG HVAC                  8411    P&C W&C ALL SIZES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              4370    MISC. PUMPS/DRIVES
    3KC FIRE PROTECTION                              5111    2.5-4 CARBON STEEL
    3KC FIRE PROTECTION                              5121    6-8 CARBON STEEL
    3KC FIRE PROTECTION                              5131    10-14 CARBON STEEL

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    3KC FIRE PROTECTION                              5414    2.5-4 CASTIRON PIP
    3KC FIRE PROTECTION                              5416    2.5-4.0/GALVAN PIP
    3KC FIRE PROTECTION                              5424    6-8/CAST IRON PIPE
    3KC FIRE PROTECTION                              5426    6-8/GALVANIZED CS
    3KC FIRE PROTECTION                              5434    10-14/CASTIRON PIP
    3KC FIRE PROTECTION                              5436    10-14/GALVANIZED CS
    3KC FIRE PROTECTION                              5457    20-30/F/REIN EPOXY
    3KC FIRE PROTECTION                              5531    2 & U CARBON ST-CS
    3KC FIRE PROTECTION                              5860    30 & LARGER VALVE
    3KC FIRE PROTECTION                              5910    LARGE PIPE HANGRS
    3KC FIRE PROTECTION                              6141    INSTRUMENTS
    3KC FIRE PROTECTION                              6170    INSTR. PIPE &TUBE
    3KC FIRE PROTECTION                              8221    TOT COND-PWR &CON
    3KC FIRE PROTECTION                              8411    P&C W&C ALL SIZES
    3KD DOMESTIC WATER                               5411    2.5-4 CU & BRASS
    3KD DOMESTIC WATER                               5414    2.5-4 CASTIRON PIP
    3KD DOMESTIC WATER                               5421    6-8/CU & BRASS PIP
    3KD DOMESTIC WATER                               5424    6-8/CAST IRON PIPE
    3KD DOMESTIC WATER                               5561    2 & U COPP & BRASS
    3KD DOMESTIC WATER                               5680    PLUMBING FIXTURES
    3KD DOMESTIC WATER                               8221    TOT COND-PWR &CON
    3KD DOMESTIC WATER                               8411    P&C W&C ALL SIZES
    3KH SERVICE GAS H2 & CO2                         4572    BULK H2 STORAGE TK
    3KH SERVICE GAS H2 & CO2                         5531    2 & U CARBON ST-CS
    3KH SERVICE GAS H2 & CO2                         6141    INSTRUMENTS
    3KH SERVICE GAS H2 & CO2                         6170    INSTR. PIPE &TUBE
    3KH SERVICE GAS H2 & CO2                         8411    P&C W&C ALL SIZES
    3LA SANITARY DRAINAGE                            5412    2.5-4.0/PVC PIPE
    3LA SANITARY DRAINAGE                            5414    2.5-4 CASTIRON PIP
    3LA SANITARY DRAINAGE                            5416    2.5-4.0/GALVAN PIP
    3LA SANITARY DRAINAGE                            5422    6-8/PVC PIPE
    3LA SANITARY DRAINAGE                            5424    6-8/CAST IRON PIPE
    3LA SANITARY DRAINAGE                            5426    6-8/GALVANIZED CS
    3LA SANITARY DRAINAGE                            5531    2 & U CARBON ST-CS
    3LA SANITARY DRAINAGE                            5569    2 & U MISC. OTHER
    3LB STORM DRAINAGE                               4367    MISC. SUMP PMPS/DR
    3LB STORM DRAINAGE                               5131    10-14 CARBON STEEL
    3LB STORM DRAINAGE                               5414    2.5-4 CASTIRON PIP
    3LB STORM DRAINAGE                               5416    2.5-4.0/GALVAN PIP
    3LB STORM DRAINAGE                               5424    6-8/CASTIRON PIPE
    3LB STORM DRAINAGE                               5425    6-8/REIN CONC. PIPE
    3LB STORM DRAINAGE                               5426    6-8/GALVANIZED CS
    3LB STORM DRAINAGE                               5434    10-14/CASTIRON PIP
    3LB STORM DRAINAGE                               5435    10-14/REIN CONC. P
    3LB STORM DRAINAGE                               5436    10-14/GALVANIZ CS
    3LB STORM DRAINAGE                               5444    16-18/CASTIRON PIP
    3LB STORM DRAINAGE                               5445    16-18/REI/CONC PIP
    3LB STORM DRAINAGE                               5455    20-30/RE/CONC PIPE
    3LB STORM DRAINAGE                               5910    LARGE PIPE HANGRS

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    3LD CHEMICAL WASTE DRAINAGE                      4569    NEUTRALIZATION TKS
    3LD CHEMICAL WASTE DRAINAGE                      5414    2.5-4 CASTIRON PIP
    3LD CHEMICAL WASTE DRAINAGE                      5424    6-8/CAST IRON PIPE
    3LD CHEMICAL WASTE DRAINAGE                      5534    2 & U STAIN ST-SS
    3LD CHEMICAL WASTE DRAINAGE                      5569    2 & U MISC. OTHER
    3LE OILY WASTE DRAINAGE                          1501    CONC. OIL SEP SUMP
    3LE OILY WASTE DRAINAGE                          5414    2.5-4 CASTIRON PIP
    3LE OILY WASTE DRAINAGE                          5424    6-8/CAST IRON PIPE
    3LE OILY WASTE DRAINAGE                          6141    INSTRUMENTS
    3LF GRAVITY COLLECTION DRAINAGE                  1504    CONC. PIPE SUPPRTS
    3LF GRAVITY COLLECTION DRAINAGE                  4367    MISC. SUMP PMPS/DR
    3LF GRAVITY COLLECTION DRAINAGE                  4367    MISC. SUMP PMPS/DR
    3LF GRAVITY COLLECTION DRAINAGE.                 4367    MISC. SUMP PMPS/DR
    3LF GRAVITY COLLECTION DRAINAGE                  4367    MISC. SUMP PMPS/DR
    3LF GRAVITY COLLECTION DRAINAGE                  4367    MISC. SUMP PMPS/DR
    3LF GRAVITY COLLECTION DRAINAGE                  5111    2.5-4 CARBON STEEL
    3LF GRAVITY COLLECTION DRAINAGE                  5131    10-14 CARBON STEEL
    3LF GRAVITY COLLECTION DRAINAGE                  5414    2.5-4 CASTIRON PIP
    3LF GRAVITY COLLECTION DRAINAGE                  5416    2.5-4.0/GALVAN PIP
    3LF GRAVITY COLLECTION DRAINAGE                  5423    6-8/CS LINED PIPE
    3LF GRAVITY COLLECTION DRAINAGE                  5424    6-8/CAST IRON PIPE
    3LF GRAVITY COLLECTION DRAINAGE                  5425    6-8/REIN CONC. PIPE
    3LF GRAVITY COLLECTION DRAINAGE                  5426    6-8/GALVANIZED CS
    3LF GRAVITY COLLECTION DRAINAGE                  5433    10-14/CS LINED PIP
    3LF GRAVITY COLLECTION DRAINAGE                  5434    10-14/CASTIRON PIP
    3LF GRAVITY COLLECTION DRAINAGE                  5435    10-14/REIN CONC. P
    3LF GRAVITY COLLECTION DRAINAGE                  5445    16-18/REI/CONC PIP
    3LF GRAVITY COLLECTION DRAINAGE                  5531    2 & U CARBON ST-CS
    3LF GRAVITY COLLECTION DRAINAGE                  5569    2 & U MISC. OTHER
    3LF GRAVITY COLLECTION DRAINAGE                  5910    LARGE PIPE HANGRS
    3LF GRAVITY COLLECTION DRAINAGE                  6141    INSTRUMENTS
    3LF GRAVITY COLLECTION DRAINAGE                  6170    INSTR. PIPE & TUBE
    3LF GRAVITY COLLECTION DRAINAGE                  8411    P&C W&C ALL SIZES
    3LK NORTH PLANT DRAINAGE                         4323    CIRC WTR PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPS/DR
    3LK NORTH PLANT DRAINAGE                         4367    MISC. SUMP PMPSIDR
    3LK NORTH PLANT DRAINAGE                         5124    6-8 STAINLESS STEEL
    3LK NORTH PLANT DRAINAGE                         5413    2.5-4 CS LINED PIP
    3LK NORTH PLANT DRAINAGE                         5423    6-8/CS LINED PIPE
    3LK NORTH PLANT DRAINAGE                         5424    6-8/CAST IRON PIPE
    3LK NORTH PLANT DRAINAGE                         5427    6-8/F/REIN EPOXY
    3LK NORTH PLANT DRAINAGE                         5434    10-14/CASTIRON PIP
    3LK NORTH PLANT DRAINAGE                         5444    16-18/CASTIRON PIP
    3LK NORTH PLANT DRAINAGE                         5445    16-18/REI/CONC PIP
    3LK NORTH PLANT DRAINAGE                         5455    20-30/RE/CONC PIPE

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    3LK NORTH PLANT DRAINAGE                         5534    2 & U STAIN ST-SS
    3LK NORTH PLANT DRAINAGE                         5910    LARGE PIPE HANGRS
    3LK NORTH PLANT DRAINAGE                         6141    INSTRUMENTS
    3LK NORTH PLANT DRAINAGE                         6170    INSTR. PIPE &TUBE
    3LK NORTH PLANT DRAINAGE                         8221    TOT COND-PWR &CON
    3LK NORTH PLANT DRAINAGE                         8411    P&C W&C ALL SIZES
    3QA NORMAL LIGHTING                              7620    LIGHT TRANSFRM/PAN
    3QA NORMAL LIGHTING                              8411    P&C W&C ALL SIZES
    3QF IN-PLANT COMMUNICATIONS                      7630    COMMUNICA EQUIP
    3QH CATHODIC PROTECTION                          1509    CONC. MISC FOUND.
    3QH CATHODIC PROTECTION                          7670    CATHODIC PROT EQUI
    3QH CATHODIC PROTECTION                          8411    P&C W&C ALL SIZES
    3QJ FREEZER PROTECTION                           7650    HEAT TRACE EQUIP
    3QK FIRE AND SMOKE DETECTION                     4725    IN-PLT COAL D/COLL
    3QK FIRE AND SMOKE DETECTION                     4725    IN-PLT COAL D/COLL
    3QK FIRE AND SMOKE DETECTION                     8411    P&C W&C ALL SIZES
    9D MAIN BLDG. COMMON BAY                         1510    CONC. BASE SLAB FD
    9D MAIN BLDG. COMMON BAY                         1511    CONC. GRADE BEAMS
    9D MAIN BLDG. COMMON BAY                         1531    CONC. ELEV. SLABS
    9D MAIN BLDG. COMMON BAY                         1540    CONC. SUMPS & PIT
    9D MAIN BLDG. COMMON BAY                         1598    CAISSONS
    9D MAIN BLDG. COMMON BAY                         2110    BUILDING FRAME
    9D MAIN BLDG. COMMON BAY                         2190    CORTEN STEEL
    9D MAIN BLDG. COMMON BAY                         2511    METAL SIDING
    9D MAIN BLDG. COMMON BAY                         2513    PRECAST CONCRETE
    9D MAIN BLDG. COMMON BAY                         2522    BUILT-UP ROOFING
    9D MAIN BLDG. COMMON BAY                         2532    CONC. BLOCK WALLS
    9D MAIN BLDG. COMMON BAY                         2549    ARCH. FINISH
    9D MAIN BLDG. COMMON BAY                         2551    DOORS/FRAMES/HARD
    9D MAIN BLDG. COMMON BAY                         2555    VERTICAL LIFTDOORS
    9D MAIN BLDG. COMMON BAY                         2581    EQUIP & FURNITURE
    9D MAIN BLDG. COMMON BAY                         4462    HVAC GLYCOL WTR H
    9D MAIN BLDG. COMMON BAY                         4833    MISC CRANES/HOISTS
    9D MAIN BLDG. COMMON BAY                         4834    FLD PURCH HOISTS
    9D MAIN BLDG. COMMON BAY                         4851    FIRE PROTECTION
    9D MAIN BLDG. COMMON BAY                         4852    CO2 SYSTEM
    9D MAIN BLDG. COMMON BAY                         4911    HVAC DUCTWORK
    9D MAIN BLDG. COMMON BAY                         4911    HVAC DUCTWORK
    9D MAIN BLDG. COMMON BAY                         4912    HVAC EQUIPMENT
    9D MAIN BLDG. COMMON BAY                         4912    HVAC EQUIPMENT
    9D MAIN BLDG. COMMON BAY                         4912    HVAC EQUIPMENT
    9D MAIN BLDG. COMMON BAY                         4912    HVAC EQUIPMENT
    9D MAIN BLDG. COMMON BAY                         4912    HVAC EQUIPMENT
    9D MAIN BLDG. COMMON BAY                         4913    HVAC CONTROL/INSTR
    9D MAIN BLDG. COMMON BAY                         6231    LOCAL ELEC. PANELS
    9D MAIN BLDG. COMMON BAY                         6530    CARD KEY SYS
    9D MAIN BLDG. COMMON BAY                         7610    LIGHTING FIXTURES
    9D MAIN BLDG. COMMON BAY                         81l0    CABLE TRAY/FITTING
    9D MAIN BLDG. COMMON BAY                         8221    TOT COND-PWR & CON

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                    COST
                                                    CODE       DESCRIPTION
                                                    ----    ------------------

    99H YARD COAL HANDLING                          1510    CONC. BASE SLAB FD
    9H YARD COAL HANDLING                           1511    CONC. GRADE BEAMS
    9H YARD COAL HANDLING                           1513    CONC. SHORED SLABS
    9H YARD COAL HANDLING                           1514    CONC. COAL STOR FD
    9H YARD COAL HANDLING                           1515    CONC. CONV FOOTING
    9H YARD COAL HANDLING                           1521    CONC. TRAVEL WALL
    9H YARD COAL HANDLING                           1522    CONC. FORMED WALL
    9H YARD COAL HANDLING                           1598    CAISSONS
    9H YARD COAL HANDLING                           2110    BUILDING FRAME
    9H YARD COAL HANDLING                           2119    LOWERING WELL
    9H YARD COAL HANDLING                           2130    PRE-ENGR BUILDING
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2141    CONVEYORS STR STL
    9H YARD COAL HANDLING                           2511    METAL SIDING
    9H YARD COAL HANDLING                           2530    EARTHWORK
    9H YARD COAL HANDLING                           2551    DOORS/FRAMES/HARD
    9H YARD COAL HANDLING                           2613    REINF EARTH PRECAS
    9H YARD COAL HANDLING                           2614    LIVE COAL STO BERM
    9H YARD COAL HANDLING                           2680    ELECT.DUCTBANK& M
    9H YARD COAL HANDLING                           2890    ESCAPE TUNNELS
    9H YARD COAL HANDLING                           4833    MISC CRANES/HOISTS
    9H YARD COAL HANDLING                           4834    FLD PURCH HOISTS
    9H YARD COAL HANDLING                           4851    FIRE PROTECTION
    9H YARD COAL HANDLING                           4911    HVAC DUCTWORK
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4912    HVAC EQUIPMENT
    9H YARD COAL HANDLING                           4913    HVAC CONTROL/INSTR
    9H YARD COAL HANDLING                           7610    LIGHTING FIXTURES
    9I COOLING TOWER PUMP HOUSE                     1510    CONC. BASE SLAB FD
    9I COOLING TOWER PUMP HOUSE                     1540    CONC. SUMPS & PIT
    9I COOLING TOWER PUMP HOUSE                     2110    BUILDING FRAME
    9I COOLING TOWER PUMP HOUSE                     2130    PRE-ENGR BUILDING
    9I COOLING TOWER PUMP HOUSE                     2511    METAL SIDING
    9I COOLING TOWER PUMP HOUSE                     2522    BUILT-UP ROOFING
    9I COOLING TOWER PUMP HOUSE                     2530    EARTHWORK
    9I COOLING TOWER PUMP HOUSE                     2551    DOORS/FRAMES/HARD
    9I COOLING TOWER PUMP HOUSE                     2555    VERTICAL LIFTDOORS
    9I COOLING TOWER PUMP HOUSE                     4833    MISC CRANES/HOISTS
    9I COOLING TOWER PUMP HOUSE                     4911    HVAC DUCTWORK

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    9I COOLING TOWER PUMP HOUSE                      4912    HVAC EQUIPMENT
    9I COOLING TOWER PUMP HOUSE                      4912    HVAC EQUIPMENT
    9I COOLING TOWER PUMP HOUSE                      4913    HVAC CONTROL/INSTR
    9I COOLING TOWER PUMP HOUSE                      7610    LIGHTING FIXTURES
    9J DIESEL GENERATOR BLDG.                        1510    CONC. BASE SLAB FD
    9J DIESEL GENERATOR BLDG.                        1511    CONC. GRADE BEAMS
    9J DIESEL GENERATOR BLDG.                        1531    CONC. ELEV. SLABS
    9J DIESEL GENERATOR BLDG.                        1598    CAISSONS
    9J DIESEL GENERATOR BLDG.                        2110    BUILDING FRAME
    9J DIESEL GENERATOR BLDG.                        2511    METAL SIDING
    9J DIESEL GENERATOR BLDG.                        2522    BUILT-UP ROOFING
    9J DIESEL GENERATOR BLDG.                        2530    EARTHWORK
    9J DIESEL GENERATOR BLDG.                        2532    CONC. BLOCK WALLS
    9J DIESEL GENERATOR BLDG.                        2551    DOORS/FRAMES/HARD
    9J DIESEL GENERATOR BLDG.                        2552    ROLL-UP DOORS
    9J DIESEL GENERATOR BLDG.                        2555    VERTICAL LIFTDOORS
    9J DIESEL GENERATOR BLDG.                        4851    FIRE PROTECTION
    9J DIESEL GENERATOR BLDG.                        4911    HVAC DUCTWORK
    9J DIESEL GENERATOR BLDG.                        4912    HVAC EQUIPMENT
    9J DIESEL GENERATOR BLDG.                        4912    HVAC EQUIPMENT
    9J DIESEL GENERATOR BLDG.                        4912    HVAC EQUIPMENT
    9J DIESEL GENERATOR BLDG.                        4913    HVAC CONTROL/INSTR
    9J DIESEL GENERATOR BLDG.                        7610    LIGHTING FIXTURES
    9R WATER TREATMENT FACILITIES                    1510    CONC. BASE SLAB FD
    9R WATER TREATMENT FACILITIES                    2110    BUILDING FRAME
    9R WATER TREATMENT FACILITIES                    2130    PRE-ENGR BUILDING
    9R WATER TREATMENT FACILITIES                    2511    METAL SIDING
    9R WATER TREATMENT FACILITIES                    2522    BUILT-UP ROOFING
    9R WATER TREATMENT FACILITIES                    2530    EARTHWORK
    9R WATER TREATMENT FACILITIES                    2532    CONC. BLOCK WALLS
    9R WATER TREATMENT FACILITIES                    2549    ARCH. FINISH
    9R WATER TREATMENT FACILITIES                    2551    DOORS/FRAMES/HARD
    9R WATER TREATMENT FACILITIES                    2552    ROLL-UP DOORS
    9R WATER TREATMENT FACILITIES                    2555    VERTICAL LIFTDOORS
    9R WATER TREATMENT FACILITIES                    4834    FLD PURCH HOISTS
    9R WATER TREATMENT FACILITIES                    4911    HVAC DUCTWORK
    9R WATER TREATMENT FACILITIES                    4912    HVAC EQUIPMENT
    9R WATER TREATMENT FACILITIES                    4912    HVAC EQUIPMENT
    9R WATER TREATMENT FACILITIES                    4912    HVAC EQUIPMENT
    9R WATER TREATMENT FACILITIES                    4913    HVAC CONTROL/INSTR
    9R WATER TREATMENT FACILITIES                    6530    CARD KEY SYS
    9R WATER TREATMENT FACILITIES                    7610    LIGHTING FIXTURES
    9R WATER TREATMENT FACILITIES                    8110    CABLE TRAY/FITTING
    9R WATER TREATMENT FACILITIES                    8221    TOT COND-PWR & CON
    9W WAREHOUSE                                     2584    INTERIOR CONST
    9W WAREHOUSE                                     2950    WAREHOUSE & PAVIN
    9Y YARD FACILITIES                               1504    CONC. PIPE SUPPRTS
    9Y YARD FACILITIES                               1506    CONC. ELEC MH & DB
    9Y YARD FACILITIES                               1510    CONC. BASE SLAB FD

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311


                                                     COST
                                                     CODE       DESCRIPTION
                                                     ----    ------------------

    9Y YARD FACILITIES                               1592    CONCRETE PRECAST
    9Y YARD FACILITIES                               1597    CONC-DRAIN DITC
    9Y YARD FACILITIES                               1598    CAISSONS
    9Y YARD FACILITIES                               2110    BUILDING FRAME
    9Y YARD FACILITIES                               2130    PRE-ENGR BUILDING
    9Y YARD FACILITIES                               2530    EARTHWORK
    9Y YARD FACILITIES                               2532    CONC. BLOCK WALLS
    9Y YARD FACILITIES                               2551    DOORS/FRAMES/HARD
    9Y YARD FACILITIES                               2674    HYPALON CANAL LING
    9Y YARD FACILITIES                               2680    ELECT.DUCTBANK& M
    9Y YARD FACILITIES                               2685    EWK ELEC/DB N. PLT
    9Y YARD FACILITIES                               2692    BKF NORTH PLANT
    9Y YARD FACILITIES                               2722    SHEET PILING
    9Y YARD FACILITIES                               2850    ROAD, WALKS & PARK
    9Y YARD FACILITIES                               2860    RAILROADS
    9Y YARD FACILITIES                               2861    PIPE SLEEVES
    9Y YARD FACILITIES                               2871    SURFACE DRAINAGE
    9Y YARD FACILITIES                               2880    FENCES & GATES
    9Y YARD FACILITIES                               4851    FIRE PROTECTION
    9Y YARD FACILITIES                               4852    CO2 SYSTEM
    9Y YARD FACILITIES                               4911    HVAC DUCTWORK
    9Y YARD FACILITIES                               4912    HVAC EQUIPMENT
    9Y YARD FACILITIES                               4912    HVAC EQUIPMENT
    9Y YARD FACILITIES                               4912    HVAC EQUIPMENT
    9Y YARD FACILITIES                               4912    HVAC EQUIPMENT
    9Y YARD FACILITIES                               4913    HVAC CONTROL/INSTR
    9Y YARD FACILITIES                               6530    CARD KEY SYS
    9Y YARD FACILITIES                               7610    LIGHTING FIXTURES
    9Y YARD FACILITIES                               8221    TOT COND-PWR & CON

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311.2


                                                       COST
                                                       CODE        DESCRIPTION
                                                       ----    ---------------------
3GA PLANT HEATING                                      4894    EQUIPMENT INSULAT
3GA PLANT HEATING                                      4894    EQUIPMENT INSULAT
3GA PLANT HEATING                                      4894    EQUIPMENT INSULAT
3GA PLANT HEATING                                      5111    2.5-4 CARBON STEEL
3GA PLANT HEATING                                      5121    6-8 CARBON STEEL
3GA PLANT HEATING                                      5131    10-14 CARBON STEEL
3GA PLANT HEATING                                      5531    2 & U CARBON ST-CS
3GA PLANT HEATING                                      5910    LARGE PIPE HANGRS
3GA PLANT HEATING                                      6141    INSTRUMENTS
3GA PLANT HEATING                                      6170    INSTR. PIPE &TUBE
3GA PLANT HEATING                                      8411    P&C W&C ALL SIZES
3GB CHILLED WATER                                      1586    CONC. PUMP, TK, EQUI
3GB CHILLED WATER                                      4363    HTG CIRC PMPS/DRIV
3GB CHILLED WATER                                      4912    HVAC EQUIPMENT
3GB CHILLED WATER                                      5111    2.5-4 CARBON STEEL
3GB CHILLED WATER                                      5121    6-8 CARBON STEEL
3GB CHILLED WATER                                      5531    2 & U CARBON ST-CS
3GB CHILLED WATER                                      5910    LARGE PIPE HANGRS
3GB CHILLED WATER                                      6141    INSTRUMENTS
3GB CHILLED WATER                                      6170    INSTR PIPE &TUBE
3GB CHILLED WATER                                      8411    P&C W&C ALL SIZES
3GD MISC. HVAC                                         8411    P&C W&C ALL SIZES
3GR SCRUBBER BUILDING HVAC                             5531    2 & U CARBON ST-CS
3GR SCRUBBER BUILDING HVAC                             6170    INSTR PIPE &TUBE
3GR SCRUBBER BUILDING HVAC                             8411    P&C W&C ALL SIZES
3KD DOMESTIC WATER                                     5411    2.5-4 CU & BRASS
3KD DOMESTIC WATER                                     5414    2.5-4 CASTIRON PIP
3KD DOMESTIC WATER                                     5421    6-8/CU & BRASS PIP
3KD DOMESTIC WATER                                     5424    6-8/CAST IRON PIPE
3KD DOMESTIC WATER                                     5561    2 & U COPP & BRASS
3KD DOMESTIC WATER                                     5680    PLUMBING FIXTURES
3KD DOMESTIC WATER                                     8221    TOT COND-PWR &CON
3KD DOMESTIC WATER                                     8411    P&C W&C ALL SIZES
3LA SANITARY DRAINAGE                                  5412    2.5-4.0/PVC PIPE
3LA SANITARY DRAINAGE                                  5414    2.5-4 CASTIRON PIP
3LA SANITARY DRAINAGE                                  5416    2.5-4.0/GALVAN PIP
3LA SANITARY DRAINAGE                                  5422    6-8/PVC PIPE
3LA SANITARY DRAINAGE                                  5424    6-8/CAST IRON PIPE
3LA SANITARY DRAINAGE                                  5426    6-8/GALVANIZED CS
3LA SANITARY DRAINAGE                                  5531    2 & U CARBON ST-CS
3LA SANITARY DRAINAGE                                  5569    2 & U MISC. OTHER
3LB STORM DRAINAGE                                     4367    MISC. SUMP PMPS/DR
3LB STORM DRAINAGE                                     5131    10-14 CARBON STEEL
3LB STORM DRAINAGE                                     5414    2.5-4 CASTIRON PIP
3LB STORM DRAINAGE                                     5416    2.5-4.0/GALVAN PIP
3LB STORM DRAINAGE                                     5424    6-8/CAST IRON PIPE
3LB STORM DRAINAGE                                     5425    6-8/REIN CONC.PIPE
3LB STORM DRAINAGE                                     5426    6-8/GALVANIZED CS
3LB STORM DRAINAGE                                     5434    10-14/CASTIRON PIP
3LB STORM DRAINAGE                                     5435    10-14/REIN CONC.P
3LB STORM DRAINAGE-                                    5436    10-14/GALVANIZ CS
3LB STORM DRAINAGE                                     5444    16-18/CASTIRON PIP
3LB STORM DRAINAGE                                     5445    16-18/REI/CONC PIP
3LB STORM DRAINAGE                                     5455    20-30/RE/CONC PIPE

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311.2


                                                      COST
                                                      CODE        DESCRIPTION
                                                      ----    ---------------------
3LB STORM DRAINAGE                                    5910    LARGE PIPE HANGRS
3LD CHEMICAL WASTE DRAINAGE                           5414    2.5-4 CASTIRON PIP
3LD CHEMICAL WASTE DRAINAGE                           5424    6-8/CAST IRON PIPE
3LD CHEMICAL WASTE DRAINAGE                           5534    2 & U STAIN ST-SS
3LD CHEMICAL WASTE DRAINAGE                           5569    2 & U MISC. OTHER
3QA NORMAL LIGHTING                                   7620    LIGHT TRANSFRM/PAN
3QA NORMAL LIGHTING                                   8411    P&C W&C ALL SIZES
3QF IN-PLANT COMMUNICATIONS                           7630    COMMUNICA EQUIP
3QK FIRE AND SMOKE DETECTION                          4725    IN-PLT COAL D/COLL
3QK FIRE AND SMOKE DETECTION                          4725    IN-PLT COAL D/COLL
3QK FIRE AND SMOKE DETECTION                          8411    P&C W&C ALL SIZES
3SC SCRUBBER - WASH TRAY AND                          8671    EFF POND POW LINE
   MIST ELIMINAT
3SC SCRUBBER - WASH TRAY AND                          8672    WASH TRAY POW LINE
   MIST ELIMINAT
3SG SCRUBBER - WASTE DISPOSAL                         1505    CONC. PIPE ENCASE
   AND POND RET
3SG SCRUBBER - WASTE DISPOSAL                         7630    COMMUNICA EQUIP
   AND POND RET
9E EFFLUENT HOLDING POND                              1512    CONC. EFF HLD POND
9E EFFLUENT HOLDING POND                              2110    BUILDING FRAME
9E EFFLUENT HOLDING POND                              2636    EFF. POND SLURRY
9E EFFLUENT HOLDING POND                              2637    EFF POND EARTH WK
9E EFFLUENT HOLDING POND                              2639    EFF POND MON STIP
9K LIME HANDLING FACILITIES                           1510    CONC. BASE SLAB FD
9K LIME HANDLING FACILITIES                           1511    CONC. GRADE BEAMS
9K LIME HANDLING FACILITIES                           1531    CONC. ELEV. SLABS
9K LIME HANDLING FACILITIES                           1598    CAISSONS
9K LIME HANDLING FACILITIES                           2110    BUILDING FRAME
9K LIME HANDLING FACILITIES                           2111    WELD E/LIME BINS
9K LIME HANDLING FACILITIES                           2113    ER WEST LIME SILO
9K LIME HANDLING FACILITIES                           2114    WELD W/LIME SILO
9K LIME HANDLING FACILITIES                           2511    METAL SIDING
9K LIME HANDLING FACILITIES                           2522    BUILT-UP ROOFING
9K LIME HANDLING FACILITIES                           2530    EARTHWORK
9K LIME HANDLING FACILITIES                           2532    CONC. BLOCK WALLS
9K LIME HANDLING FACILITIES                           2549    ARCH. FINISH
9K LIME HANDLING FACILITIES                           2551    DOORS/FRAMES/HARD
9K LIME HANDLING FACILITIES                           2555    VERTICAL LIFTDOORS
9K LIME HANDLING FACILITIES                           4834    FLD PURCH HOISTS
9K LIME HANDLING FACILITIES                           4911    HVAC DUCTWORK
9K LIME HANDLING FACILITIES                           4912    HVAC EQUIPMENT
9K LIME HANDLING FACILITIES                           4912    HVAC EQUIPMENT
9K LIME HANDLING FACILITIES                           4912    HVAC EQUIPMENT
9K LIME HANDLING FACILITIES                           4913    HVAC CONTROL/INSTR
9K LIME HANDLING FACILITIES                           7610    LIGHTING FIXTURES
9K LIME HANDLING FACILITIES                           8110    CABLE TRAY/FITTING
9K LIME HANDLING FACILITIES                           8221    TOT COND-PWR & CON
9P SCRUBBER BUILDING COMMON                           1506    CONC. ELEC MH & DB
9P SCRUBBER BUILDING COMMON                           1510    CONC. BASE SLAB FD
9P SCRUBBER BUILDING COMMON                           1511    CONC. GRADE BEAMS
9P SCRUBBER BUILDING COMMON                           1531    CONC. ELEV. SLABS
9P SCRUBBER BUILDING COMMON                           1592    CONCRETE PRECAST
9P SCRUBBER BUILDING COMMON                           1598    CAISSONS
9P SCRUBBER BUILDING COMMON                           2110    BUILDING FRAME
9P SCRUBBER BUILDING COMMON                           2511    METAL SIDING
9P SCRUBBER BUfLDING COMMON                           2522    BUILT-UP ROOFING
9P SCRUBBER BUILDING COMMON                           2530    EARTHWORK

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 311.2


                                                      COST
                                                      CODE        DESCRIPTION
                                                      ----    ---------------------
9P SCRUBBER BUILDING COMMON                           2532    CONC. BLOCK WALLS
9P SCRUBBER BUILDING COMMON                           2549    ARCH. FINISH
9P SCRUBBER BUILDING COMMON                           2551    DOORS/FRAMES/HARD
9P SCRUBBER BUILDING COMMON                           2581    EQUIP & FURNITURE
9P SCRUBBER BUILDING COMMON                           2680    ELECT.DUCTBANK&
9P SCRUBBER BUILDING COMMON                           4851    FIRE PROTECTION
9P SCRUBBER BUILDING COMMON                           4852    CO2 SYSTEM
9P SCRUBBER BUILDPNG COMMON                           4911    HVAC DUCTWORK
9P SCRUBBER BUILDING COMMON                           4911    HVAC DUCTWORK
9P SCRUBBER BUILDING COMMON                           4912    HVAC EQUIPMENT
9P SCRUBBER BUILDING COMMON                           4912    HVAC EQUIPMENT
9P SCRUBBER BUILDING COMMON                           4912    HVAC EQUIPMENT
9P SCRUBBER BUILDING COMMON                           4912    HVAC EQUIPMENT
9P SCRUBBER BUILDING COMMON                           4912    HVAC EQUIPMENT
9P SCRUBBER BUILDING COMMON                           4913    HVAC CONTROL/INSTR
9P SCRUBBER BUILDING COMMON                           7610    LIGHTING FIXTURES
9P SCRUBBER BUILDING COMMON                           8110    CABLE TRAY/FITTING
9Q AUXILIARY SCRUBBER BUILDING                        1510    CONC. BASE SLAB FD
9Q AUXILIARY SCRUBBER BUILDING                        1511    CONC. GRADE BEAMS
9Q AUXILIARY SCRUBBER BUILDING                        1531    CONC. ELEV. SLABS
9Q AUXILIARY SCRUBBER BUILDING                        1540    CONC. SUMPS & PIT
9Q AUXILIARY SCRUBBER BUILDING                        1598    CAISSONS
9Q AUXILIARY SCRUBBER BUILDING                        2110    BUILDING FRAME
9Q AUXILIARY SCRUBBER BUILDING                        2511    METAL SIDING
9Q AUXILIARY SCRUBBER BUILDING                        2522    BUILT-UP ROOFING
9Q AUXILIARY SCRUBBER BUILDING                        2530    EARTHWORK
9Q AUXILIARY SCRUBBER BUILDING                        2551    DOORS/FRAMES/HARD
9Q AUXILIARY SCRUBBER BUILDING                        4834    FLD PURCH HOISTS
9Q AUXILIARY SCRUBBER BUILDING                        4911    HVAC DUCTWORK
9Q AUXILIARY SCRUBBER BUILDING                        4912    HVAC EQUIPMENT
9Q AUXILIARY SCRUBBER BUILDING                        4912    HVAC EQUIPMENT
9Q AUXILIARY SCRUBBER BUILDING                        4913    HVAC CONTROL/INSTR
9Q AUXILIARY SCRUBBER BUILDING                        7610    LIGHTING FIXTURES
9Y YARD FACILITIES                                    2659    STATE CLAY LEASE

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3AK CONDENSATE DEMINERALIZER                              1586    CONC. PUMP,TK,EQUI
3AK CONDENSATE DEMINERALIZER                              4367    MISC. SUMP PMPS/DR
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              4630    CONDENSATE POLISH
3AK CONDENSATE DEMINERALIZER                              5111    2.5-4 CARBON STEEL
3AK CONDENSATE DEMINERALIZER                              5114    2.5-4 STAINLESS
3AK CONDENSATE DEMINERALIZER                              5121    6-8 CARBON STEEL
3AK CONDENSATE DEMINERALIZER                              5131    10-14 CARBON STEEL
3AK CONDENSATE DEMINERALIZER                              5141    16-18 CARBON STEEL
3AK CONDENSATE DEMINERALIZER                              5531    2 & U CARBON ST-CS
3AK CONDENSATE DEMINERALIZER                              5534    2 & U STAIN ST-SS
3AK CONDENSATE DEMINERALIZER                              5840    16-18 VALVES
3AK CONDENSATE DEMINERALIZER                              5840    16-18 VALVES
3AK CONDENSATE DEMINERALIZER                              5840    16-18 VALVES
3AK CONDENSATE DEMINERALIZER                              5840    16-18 VALVES
3AK CONDENSATE DEMINERALIZER                              5910    LARGE PIPE HANGRS
3AK CONDENSATE DEMINERALIZER                              6141    INSTRUMENTS
3AK CONDENSATE DEMINERALIZER                              6170    INSTR. PIPE &TUBE
3AK CONDENSATE DEMINERALIZER                              6175    INSTRUMENT VALVES
3AK CONDENSATE DEMINERALIZER                              8411    P&C W&C ALL SIZES
3AM RAW WATER SUPPLY                                      1505    CONC. PIPE ENCASE
3AM RAW WATER SUPPLY                                      4320    RAW/FILT WTR PMPS
3AM RAW WATER SUPPLY                                      4601    CHEM TREAT TANKS
3AM RAW WATER SUPPLY                                      4812    START-UP STRAINERS
3AM RAW WATER SUPPLY                                      5111    2.5-4 CARBON STEEL
3AM RAW WATER SUPPLY                                      5121    6-8 CARBON STEEL
3AM RAW WATER SUPPLY                                      5131    10-14 CARBON STEEL
3AM RAW WATER SUPPLY                                      5141    16-18 CARBON STEEL
3AM RAW WATER SUPPLY                                      5151    20-30 CARBON STEEL
3AM RAW WATER SUPPLY                                      5161    OVER 30 CARBON ST
3AM RAW WATER SUPPLY                                      5413    2.5-4 CS LINED PIP
3AM RAW WATER SUPPLY                                      5531    2 & U CARBON ST-CS
3AM RAW WATER SUPPLY                                      5910    LARGE PIPE HANGRS
3AM RAW WATER SUPPLY                                      6141    INSTRUMENTS
3AM RAW WATER SUPPLY                                      6170    INSTR. PIPE &TUBE
3AM RAW WATER SUPPLY                                      6175    INSTRUMENT VALVES
3AM RAW WATER SUPPLY                                      8221    TOT COND-PWR &CON

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3AM RAW WATER SUPPLY                                      8411    P&C W&C ALL SIZES
3AM RAW WATER SUPPLY                                      8435    P&C WIR/AC/2KV-8KV
3AN DEMINERALIZE WATER MAKEUP                             1586    CONC. PUMP,TK,EQUI
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4367    MISC. SUMP PMPS/DR
3AN DEMINERALIZE WATER MAKEUP                             4601    CHEM TREAT TANKS
3AN DEMINERALIZE WATER MAKEUP                             4601    CHEM TREAT TANKS
3AN DEMINERALIZE WATER MAKEUP                             4618    DEMIN NOISE ENCLOS
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4620    M/U WTR DEMINERAL
3AN DEMINERALIZE WATER MAKEUP                             4812    START-UP STRAINERS
3AN DEMINERALIZE WATER MAKEUP                             5114    2.5-4 STAINLESS
3AN DEMINERALIZE WATER MAKEUP                             5121    6-8 CARBON STEEL
3AN DEMINERALIZE WATER MAKEUP                             5124    6-8 STAINLESS STEEL
3AN DEMINERALIZE WATER MAKEUP                             5134    10-14 STAINLESS
3AN DEMINERALIZE WATER MAKEUP                             5413    2.5-4 CS LINED PIP
3AN DEMINERALIZE WATER MAKEUP                             5423    6-8/CS LINED PIPE
3AN DEMINERALIZE WATER MAKEUP                             5531    2 & U CARBON ST-CS
3AN DEMINERALIZE WATER MAKEUP                             5534    2 & U STAIN ST-SS
3AN DEMINERALIZE WATER MAKEUP                             5537    2 & U CHRO-MOLY-CM
3AN DEMINERALIZE WATER MAKEUP                             5569    2 & U MISC. OTHER

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3AN DEMINERALIZE WATER MAKEUP                             5910    LARGE PIPE HANGRS
3AN DEMINERALIZE WATER MAKEUP                             6141    INSTRUMENTS
3AN DEMINERALIZE WATER MAKEUP                             6170    INSTR. PIPE & TUBE
3AN DEMINERALIZE WATER MAKEUP                             8221    TOT COND-PWR & CON
3AN DEMINERALIZE WATER MAKEUP                             8411    P&C W&C ALL SIZES
3AP CONDENSATE STORAGE & TRANSFER                         4315    COND TRANS PMPS/D
3AP CONDENSATE STORAGE & TRANSFER                         4361    BLR FILLDRN PM/DRV
3AP CONDENSATE STORAGE & TRANSFER                         4512    CONDENSATE STOR T
3AP CONDENSATE STORAGE & TRANSFER                         4522    DEMIN WTR STOR TKS
3AP CONDENSATE STORAGE & TRANSFER                         4812    START-UP STRAINER
3AP CONDENSATE STORAGE & TRANSFER                         4894    EQUIPMENT INSULAT
3AP CONDENSATE STORAGE & TRANSFER                         5111    2.5-4 CARBON STEEL
3AP CONDENSATE STORAGE & TRANSFER                         5114    2.5-4 STAINLESS
3AP CONDENSATE STORAGE & TRANSFER                         5121    6-8 CARBON STEEL
3AP CONDENSATE STORAGE & TRANSFER                         5124    6-8 STAINLESS STEEL
3AP CONDENSATE STORAGE & TRANSFER                         5131    10-14 CARBON STEEL
3AP CONDENSATE STORAGE & TRANSFER                         5134    10-14 STAINLESS
3AP CONDENSATE STORAGE & TRANSFER                         5531    2 & U CARBON ST-CS
3AP CONDENSATE STORAGE & TRANSFER                         5534    2 & U STAIN ST-SS
3AP CONDENSATE STORAGE & TRANSFER                         5910    LARGE PIPE HANGRS
3AP CONDENSATE STORAGE & TRANSFER                         6141    INSTRUMENTS
3AP CONDENSATE STORAGE & TRANSFER                         6170    INSTR. PIPE &TUBE
3AP CONDENSATE STORAGE & TRANSFER                         8221    TOT COND-PWR &CON
3AP CONDENSATE STORAGE & TRANSFER                         8411    P&C W&C ALL SIZES
3AR RAW WATER PRETREATMENT                                4320    RAW/FFILT WTR PMPS
3AR RAW WATER PRETREATMENT                                4553    FILTER WTR STOR TK
3AR RAW WATER PRETREATMENT                                4601    CHEM TREAT TANKS
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR STIFILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4670    PRETRE WTR ST/FILT
3AR RAW WATER PRETREATMENT                                4812    START-UP STRAINERS
3AR RAW WATER PRETREATMENT                                5111    2.5-4 CARBON STEEL
3AR RAW WATER PRETREATMENT                                5121    6-8 CARBON STEEL
3AR RAW WATER PRETREATMENT                                5131    10-14 CARBON STEEL
3AR RAW WATER PRETREATMENT                                5531    2 & U CARBON ST-CS
3AR RAW WATER PRETREATMENT                                5534    2 & U STAIN ST-SS
3AR RAW WATER PRETREATMENT                                5910    LARGE PIPE HANGRS
3AR RAW WATER PRETREATMENT                                6141    INSTRUMENTS
3AR RAW WATER PRETREATMENT                                6170    INSTR PIPE &TUBE

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                         COST
                                                         CODE       DESCRIPTION
                                                         ----    ------------------

 3AR RAW WATER PRETREATMENT                              6175     INSTRUMENT VALVES
 3AR RAW WATER PRETREATMENT                              6175     INSTRUMENT VALVES
 3AR RAW WATER PRETREATMENT                              8221     TOT COND-PWR &CON
 3AR RAW WATER PRETREATMENT                              8411     P&C W&C ALL SIZES
 3DD CIRC WATER CHEMICAL INJECTION                       4601     CHEM TREAT TANKS
 3DD CIRC WATER CHEMICAL INJECTION                       4601     CHEM TREAT TANKS
 3DD CIRC WATER CHEMICAL INJECTION                       4613     ANTI-FOAM INJ. EQ
 3DD CIRC WATER CHEMICAL INJECTION                       4614     SCALE INHIB. EQ
 3DD CIRC WATER CHEMICAL INJECTION                       4615     ACID INJECT. EQ
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       4671     CHLORINATION EQUI
 3DD CIRC WATER CHEMICAL INJECTION                       5114     2.5-4 STAINLESS
 3DD CIRC WATER CHEMICAL INJECTION                       5413     2.5-4 CS LINED PIP
 3DD CIRC WATER CHEMICAL INJECTION                       5423     6-8/CS LINED PIPE
 3DD CIRC WATER CHEMICAL INJECTION                       5531     2 & U CARBON ST-CS
 3DD CIRC WATER CHEMICAL INJECTION                       5534     2 & U STAIN ST-SS
 3DD CIRC WATER CHEMICAL INJECTION                       5537     2 & U CHRO-MOLY-CM
 3DD CIRC WATER CHEMICAL INJECTION                       5910     LARGE PIPE HANGRS
 3DD CIRC WATER CHEMICAL INJECTION                       6141     INSTRUMENTS
 3DD CIRC WATER CHEMICAL INJECTION                       6170     INSTR. PIPE &TUBE
 3DD CIRC WATER CHEMICAL INJECTION                       8221     TOT COND-PWR &CON
 3DD CIRC WATER CHEMICAL INJECTION                       8411     P&C W&C ALL SIZES
 3FA AUXILIARY STEAM GENERATOR                           1586     CONC. PUMP,TK,EQUI
 3FA AUXILIARY STEAM GENERATOR                           4371     AUX BLR PUMPS
 3FA AUXILIARY STEAM GENERATOR                           4470     AUX BOILER & AUX
 3FA AUXILIARY STEAM GENERATOR                           4470     AUX BOILER & AUX
 3FA AUXILIARY STEAM GENERATOR                           4470     AUX BOILER & AUX
 3FA AUXILIARY STEAM GENERATOR                           4470     AUX BOILER & AUX
 3FA AUXILIARY STEAM GENERATOR                           4470     AUX BOILER & AUX
 3FA AUXILIARY STEAM GENERATOR                           4683     PHOSPHATE ADD. EQ
 3FA AUXILIARY STEAM GENERATOR                           4684     HYDRA-AMM. EQUIP
 3FA AUXILIARY STEAM GENERATOR                           4812     START-UP STRAINERS
 3FA AUXILIARY STEAM GENERATOR                           4894     EQUIPMENT INSULAT
 3FA AUXILIARY STEAM GENERATOR                           4894     EQUIPMENT INSULAT
 3FA AUXILIARY STEAM GENERATOR                           5111     2.5-4 CARBON STEEL
 3FA AUXILIARY STEAM GENERATOR                           5114     2.5-4 STAINLESS
 3FA AUXILIARY STEAM GENERATOR                           5121     6-8 CARBON STEEL
 3FA AUXILIARY'STEAM GENERATOR                           5124     6-8 STAINLESS STEEL
 3FA AUXILIARY STEAM GENERATOR                           5131     10-14 CARBON STEEL
 3FA AUXILIARY STEAM GENERATOR                           5141     16-18 CARBON STEEL
 3FA AUXILIARY STEAM GENERATOR                           5531     2 & U CARBON ST-CS
 3FA AUXILIARY STEAM GENERATOR                           5534     2 & U STAIN ST-SS

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3FA AUXILIARY STEAM GENERATOR                             5561    2 & U COPP & BRASS
3FA AUXILIARY STEAM GENERATOR                             5910    LARGE PIPE HANGRS
3FA AUXILIARY STEAM GENERATOR                             6141    INSTRUMENTS
3FA AUXILIARY STEAM GENERATOR                             6170    INSTR. PIPE &TUBE
3FA AUXILIARY STEAM GENERATOR                             8411    P&C W&C ALL SIZES
3FA AUXILIARY STEAM GENERATOR                             8435    P&C WIR/ACl2KV-SKI
3FB AUXILIARY STEAM                                       4571    OTHER MISC TANKS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4344    FUELOIL TRNS PM/DR
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4344    FUELOIL TRNS PM/DR
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4344    FUELOIL TRNS PM/DR
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4346    FUELOIL UNLD PM/DR
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4545    FUEL OIL STOR TKS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4545    FUEL OIL STOR TKS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   4811    BASKET STRAINERS
3JA AUXILIARY FUEL OIL STORAGE & TRANS                    4812    START-UP STRAINERS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   5111    2.5-4 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   5121    6-8 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   5131    10-14 CARBON STEEL
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   5531    2 & U CARBON ST-CS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   5910    LARGE PIPE HANGRS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   6141    INSTRUMENTS
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   6170    INSTR. PIPE &TUBE
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   8221    TOT COND-PWR &CON
3JA AUXILIARY FUEL OIL STORAGE & TRANS.                   8411    P&C W&C ALL SIZES
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4701    CONVEYOR #60
3JK YARD & IN-PLANT COAL HANDLING                         4702    CONVEYOR #61
3JK YARD & IN-PLANT COAL HANDLING                         4702    CONVEYOR #61
3JK YARD & IN-PLANT COAL HANDLING                         4702    CONVEYOR #61
3JK YARD & IN-PLANT COAL HANDLING                         4702    CONVEYOR #61
3JK YARD & IN-PLANT COAL HANDLING                         4702    CONVEYOR #61
3JK YARD & IN-PLANT COAL HANDLING                         4703    CONVEYOR #62
3JK YARD & IN-PLANT COAL HANDLING                         4703    CONVEYOR #62
3JK YARD & IN-PLANT COAL HANDLING                         4703    CONVEYOR #62
3JK YARD & IN-PLANT COAL HANDLING                         4703    CONVEYOR #62
3JK YARD & IN-PLANT COAL HANDLING                         4704    CONVEYOR #70
3JK YARD & IN-PLANT COAL HANDLING                         4704    CONVEYOR #70
3JK YARD & IN-PLANT COAL HANDLING                         4704    CONVEYOR #70
3JK YARD & IN-PLANT COAL HANDLING                         4704    CONVEYOR #70
3JK YARD & M-PLANT COAL HANDLING                          4704    CONVEYOR #70
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4705    CONVEYOR #80-A
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
31K YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & M-PLANT COAL HANDLING                          4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4706    CONVEYOR #80/90
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & M-PLANT COAL HANDLING                          4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4707    CONVEYOR #81/91
3JK YARD & IN-PLANT COAL HANDLING                         4709    LOWERING WELLS
3JK YARD & IN-PLANT COAL HANDLING                        4716    COAL HAND CNTROLS

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312


                                                         COST
                                                         CODE       DESCRIPTION
                                                         ----    ------------------

3JK YARD & IN-PLANT COAL HANDLING                        4721    IN-PLT COAL HD EQ
3JK YARD & IN-PLANT COAL HANDLING                        5416    2.5-4.0/GALVAN PIP
3JK YARD & IN-PLANT COAL HANDLING                        6141    INSTRUMENTS
3JK YARD & IN-PLANT COAL HANDLING                        7110    3KV-8KV SWITCHGEA
3JK YARD & IN-PLANT COAL HANDLING                        7240    SUBSTA TRANSFORM
3JK YARD & IN-PLANT COAL HANDLING                        7250    GROUND RESISTORS
3JK YARD & IN-PLANT COAL HANDLING                        7250    GROUND RESISTORS
3JK YARD & IN-PLANT COAL HANDLING                        7350    STA/SERV BUSDUCT
3JK YARD & IN-PLANT COAL HANDLING                        8411    P&C W&C ALL SIZES
3JK YARD & IN-PLANT COAL HANDLING                        8435    P&C WIR/AC/2KV-8KV
3JM BOTTOM ASH HANDLING                                  5121    6-8 CARBON STEEL
3JM BOTTOM ASH HANDLING                                  5438    10-14/NUVALLOY PIP
3JM BOTTOM ASH HANDLING                                  5454    20-30/CASTIRON PIP
3JQ YD & IMPLANT COAL HNDL DUST COLLECT                  4706    CONVEYOR #80/90
3JQ YD & IMPLANT COAL HNDL DUST COLLECT                  4706    CONVEYOR #80/90
3JQ YD & IMPLANT COAL HNDL DUST COLLECT                  4707    CONVEYOR #81/91
3JQ YD & INPLANT COAL HNDL DUST COLLECT                  8411    P&C W&C ALL SIZES
3JR YARD DUST SUPPRESSION                                4370    MISC. PUMPS/DRIVES
3JR YARD DUST SUPPRESSION                                4370    MISC. PUMPS/DRIVES
3JR YARD DUST SUPPRESSION                                4571    OTHER MISC TANKS
3JR YARD DUST SUPPRESSION                                4701    CONVEYOR #60
3JR YARD DUST SUPPRESSION                                4701    CONVEYOR #60
3JR YARD DUST SUPPRESSION                                4701    CONVEYOR #60
3JR YARD DUST SUPPRESSION                                4701    CONVEYOR #60
3JR YARD DUST SUPPRESSION                                4701    CONVEYOR #60
3JR YARD DUST SUPPRESSION                                4702    CONVEYOR #61
3JR YARD DUST SUPPRESSION                                4702    CONVEYOR #61
3JR YARD DUST SUPPRESSION                                4702    CONVEYOR #61
3JR YARD DUST SUPPRESSION                                4705    CONVEYOR #80-A
3JR YARD DUST SUPPRESSION                                4705    CONVEYOR #80-A
3JR YARD DUST SUPPRESSION                                4705    CONVEYOR #80-A
3JR YARD DUST SUPPRESSION                                5111    2.5-4 CARBON STEEL
3JR YARD DUST SUPPRESSION                                5414    2.5-4 CASTIRON PIP
3JR YARD DUST SUPPRESSION                                5424    6-8/CAST IRON PIPE
3JR YARD DUST SUPPRESSION                                5531    2 & U CARBON ST-CS
3JR YARD DUST SUPPRESSION                                6141    INSTRUMENTS
3JR YARD DUST SUPPRESSION                                6170    INSTR. PIPE &TUBE
3JR YARD DUST SUPPRESSION                                8221    TOT COND-PWR &CON
3JR YARD DUST SUPPRESSION                                8411    P&C W&C ALL SIZES
3KH SERVICE GAS H2 & C08                                 5531    2 & U CARBON ST-CS
3KH SERVICE GAS H2 & C09                                 8411    P&C W&C ALL SIZES

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------
3JM BOTTOM ASH HANDLING                                   4730    ASH HANDLING SYS
3NG 480 V LOAD CENTERS                                    7130    480V LOADCENTERS
3NG 480 V LOAD CENTERS                                    8411    P&C W&C ALL SIZES
3NH 480 V MOTOR CONTROL CENTERS                           7510    MTR/CONTROL CENTR
3NH 480 V MOTOR CONTROL CENTERS                           7522    LOCAL CONTROL STA
3NH 48O V MOTOR CONTROL CENTERS                           7523    480V RECEPTACLES
3NH 480 V MOTOR CONTROL CENTERS                           8411    P&C W&C ALL SIZES
3RJ PLANT COMPUTER                                        8411    P&C W&C ALL SIZES
3RP REMOTE MULTIPLEXING                                   8411    P&C W&C ALL SIZES
3RS EDAC                                                  6444    EDAC EQUIP
3RT EEMAC                                                 6440    EMAC EQUIP
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    1502    CONC. POND BLDGS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    1504    CONC. PIPE SUPPRTS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    1509    CONC. MISC FOUND.
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    1586    CONC. PUMP,TK,EQUI
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    4372    FLOATG/PLATFORM P
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    4372    FLOATG/PLATFORM P
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    4376    DREDGE BELT GUARD
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    4775    SCRUBBER SLUDGE T
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5111    2.5-4 CARBON STEEL
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5114    2.5-4 STAINLESS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5124    6-8STAINLESS STEEL
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5134    10-14 STAINLESS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5141    16-18 CARBON STEEL
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5144    16-18 STAINLESS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5413    2.5-4 CS LINED PIP
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5422    6-8/PVC PIPE
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5423    6-8/CS LINED PIPE
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5427    6-8/F/REIN EPOXY
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5430    10-14/RUBBER HOSE
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5432    10-14/PVC PIPE
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5433    10-14/CS LINED PIP
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5437    10-14/F/REIN EPOXY
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5443    16-18/CS LINED PIP
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5447    16-18/F/REIN EPOXY
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5453    20-30/CS LINED PIP
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5531    2 & U CARBON ST-CS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5534    2 & U STAIN ST-SS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5569    2 & U MISC. OTHER
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5631    MISC. EXP. JOINTS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    5910    LARGE PIPE HANGRS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    6141    INSTRUMENTS
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    6170    INSTR. PIPE & TUBE
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    8221    TOT COND-PWR & CON
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    8411    P&C W&C ALL SIZES
3SC SCRUBBER WASH TRAY & MIST ELIMINAT                    8435    P&C WIR/AC/2KV-8KV
3SG SCRUBBER WASTE DISPOSAL & POND RET                    1502    CONC. POND BLDGS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    1504    CONC. PIPE SUPPRTS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    1586    CONC. PUMP,TK,EQUI

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4367    MISC. SUMP PMPS/DR
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4372    FLOATG/PLATFORM/P
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4375    MISC. SCR PUMP/DRV
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4375    MISC. SCR PUMP/DRV
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4577    COMMON EFFLUENT/T
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4578    POND RETURN TANK
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4579    AGITATORS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4579    AGITATORS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4579    AGITATORS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4773    SCRUBBER PUMPS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4773    SCRUBBER PUMPS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4777    EFFLUENT PUMPS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4786    SLURRY LINE DR PMP
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4811    BASKET STRAINERS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    4812    START-UP STRAINERS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5111    2.5-4 CARBON STEEL
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5114    2.5-4 STAINLESS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5121    6-8 CARBON STEEL
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5124    6-8 STAINLESS STEEL
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5131    10-14 CARBON STEEL
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5134    10-14 STAINLESS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5141    16-18 CARBON STEEL
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5144    16-18 STAINLESS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5154    20-30 STAINLESS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5411    2.5-4 CU & BRASS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5413    2.5-4 CS LINED PIP

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5423    6-8/CS LINED PIPE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5424    6-8/CAST IRON PIPE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5427    6-8/F/REIN EPOXY
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5430    10-14/RUBBER HOSE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5432    10-14/PVC PIPE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5433    10-14/CS LINED PIP
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5437    10-14/F/REIN EPOXY
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5443    16-18/CS LINED PIP
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5447    16-18/F/REIN EPOXY
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5455    20-30/RE/CONC PIPE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5461    REP EFF POND PIPE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5531    2 & U CARBON ST-CS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5534    2 & U STAIN ST-SS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5631    MISC. EXP. JOINTS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    5910    LARGE PIPE HANGRS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6141    INSTRUMENTS
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6170    INSTR. PIPE & TUBE
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6175    INSTRUMENT VALVES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    6261    MULTIPLEX EQUIP
3SG SCRUBBER WASTE DISPOSAL & POND RET                    7110    3KV-8KV SWITCHGEA
3SG SCRUBBER WASTE DISPOSAL & POND RET                    7110    3KV-8KV SWITCHGEA
3SG SCRUBBER WASTE DISPOSAL & POND RET                    8221    TOT COND-PWR & CON
3SG SCRUBBER WASTE DISPOSAL & POND RET                    8411    P&C W&C ALL SIZES
3SG SCRUBBER WASTE DISPOSAL & POND RET                    8435    P&C WIR/AC/2KV-8KV
3SH LIME UNLOADING & STORAGE                              1586    CONC. PUMP,TK,EQUI
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4770    LIME HANDLING SYS
3SH LIME UNLOADING & STORAGE                              4772    LIME PUMPS & TANKS
3SH LIME UNLOADING & STORAGE                              4772    LIME PUMPS & TANKS
3SH LIME UNLOADING & STORAGE                              4772    LIME PUMPS & TANKS
3SH LIME UNLOADING & STORAGE                              4772    LIME PUMPS & TANKS
3SH LIME UNLOADING & STORAGE                              4772    LIME PUMPS & TANKS
3SH LIME UNLOADING & STORAGE                              5111    2.5-4 CARBON STEEL
3SH LIME UNLOADING & STORAGE                              5121    6-8 CARBON STEEL
3SH LIME UNLOADING & STORAGE                              5131    10-14 CARBON STEEL
3SH LIME UNLOADING & STORAGE                              5531    2 & U CARBON ST-CS
3SH LIME UNLOADING & STORAGE                              5910    LARGE PIPE HANGRS
3SH LIME UNLOADING & STORAGE                              6141    INSTRUMENTS
3SH LIME UNLOADING & STORAGE                              6170    INSTR. PIPE & TUBE
3SH LIME UNLOADING & STORAGE                              8411    P&C W&C ALL SIZES
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 1586    CONC. PUMP,TK,EQUI
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4575    LIME SLURRY TANK
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4575    LIME SLURRY TANK
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4579    AGITATORS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4579    AGITATORS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4579    AGITATORS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4770    LIME HANDLING SYS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4772    LIME PUMPS & TANKS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4772    LIME PUMPS & TANKS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 4812    START-UP STRAINERS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5111    2.5-4 CARBON STEEL

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5121    6-8 CARBON STEEL
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5412    2.5-4.0/PVC PIPE
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5422    6-8/PVC PIPE
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5531    2 & U CARBON ST-CS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5534    2 & U STAIN ST-SS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5569    2 & U MISC. OTHER
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 5910    LARGE PIPE HANGRS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 6141    INSTRUMENTS
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 6170    INSTR. PIPE & TUBE
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 8221    TOT COND-PWR & CON
3SI HIGH CALCIUM LIME PREP & ALAKALI DIST                 8411    P&C W&C ALL SIZES
3SJ DOLOMITIC LIME PREPARATION                            1586    CONC. PUMP,TK,EQUI
3SJ DOLOMITIC LIME PREPARATION                            4574    CHEM SEASON SILO
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 312.2

                                                          COST
                                                          CODE       DESCRIPTION
                                                          ----    ------------------

3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4770    LIME HANDLING SYS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4772    LIME PUMPS & TANKS
3SJ DOLOMITIC LIME PREPARATION                            4812    START-UP STRAINERS
3SJ DOLOMITIC LIME PREPARATION                            4891    LAB ANALYSIS
3SJ DOLOMITIC LIME PREPARATION                            4894    EQUIPMENT INSULAT
3SJ DOLOMITIC LIME PREPARATION                            5111    2.5-4 CARBON STEEL
3SJ DOLOMITIC LIME PREPARATION                            5121    6-8 CARBON STEEL
3SJ DOLOMITIC LIME PREPARATION                            5412    2.5-4.0/PVC PIPE
3SJ DOLOMITIC LIME PREPARATION                            5531    2 & U CARBON ST-CS
3SJ DOLOMITIC LIME PREPARATION                            5910    LARGE PIPE HANGRS
3SJ DOLOMITIC LIME PREPARATION                            6141    INSTRUMENTS
3SJ DOLOMITIC LIME PREPARATION                            6170    INSTR. PIPE & TUBE
3SJ DOLOMITIC LIME PREPARATION                            8411    P&C W&C ALL SIZES
9E EFFLUENT HOLDING POND                                  2638    EVAPORATION SYSTE
9K LIME HANDLING FACILITIES                               6231    LOCAL ELEC. PANELS
9K LIME HANDLING FACILITIES                               8110    CABLE TRAY/FITTING
9K LIME HANDLING FACILITIES                               8221    TOT COND-PWR & CON
9K LIME HANDLING FACILITIES                               8411    P&C W&C ALL SIZES
9P SCRUBBER BUILDING COMMON                               6231    LOCAL ELEC. PANELS
9P SCRUBBER BUILDING COMMON                               8110    CABLE TRAY/FITTING
9P SCRUBBER BUILDING COMMON                               8221    TOT COND-PWR & CON
9P SCRUBBER BUILDING COMMON                               8411    P&C W&C ALL SIZES
9Q AUXILIARY SCRUBBER BUILDING                            8110    CABLE TRAY/FITTING
9Q AUXILIARY SCRUBBER BUILDING                            8221    TOT COND-PWR & CON
9Q AUXILIARY SCRUBBER BUILDING                            8411    P&C W&C ALL SIZES
9X CORETTE PILOT PLANT                                    4990    PILOT PLANT

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 314

                                                          COST
                                                          CODE        DESCRIPTION
                                                          -----   ----------------------
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               1586    CONC. PUMP,TK,EQUI
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               4563    LUBE OIL STOR TKS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               4811    BASKET STRAINERS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               5111    2.5-4 CARBON STEEL
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               5114    2.5-4 STAINLESS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               5121    6-8 CARBON STEEL
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               5531    2 & U CARBON ST-CS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               5910    LARGE PIPE HANGRS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               6141    INSTRUMENTS
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               6170    INSTR. PIPE & TUBE
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               8221    TOT COND-PWR & CON
3CF LUBE OIL STORAGE, TRANS. & PURIFICATION               8411    P&C W&C ALL SIZES
3DD CIRC WATER CHEMICAL INJECTION                         5114    2.5-4 STAINLESS
3DD CIRC WATER CHEMICAL INJECTION                         5413    2.5-4 CS LINED PIP
3DD CIRC WATER CHEMICAL INJECTION                         5423    6-8/CS LINED PIPE
3DD CIRC WATER CHEMICAL INJECTION                         5531    2 & U CARBON ST-CS
3DD CIRC WATER CHEMICAL INJECTION                         5534    2 & U STAIN ST-SS
3DD CIRC WATER CHEMICAL INJECTION                         5537    2 & U CHRO-MOLY-C
3DD CIRC WATER CHEMICAL INJECTION                         5910    LARGE PIPE HANGRS
3DD CIRC WATER CHEMICAL INJECTION                         6141    INSTRUMENTS
3DD CIRC WATER CHEMICAL INJECTION                         6170    INSTR. PIPE & TUBE
3DD CIRC WATER CHEMICAL INJECTION                         8221    TOT COND-PWR & CON
3DD CIRC WATER CHEMICAL INJECTION                         8411    P&C W&C ALL SIZES
3KH SERVICE GAS H2 AND CO10                               5531    2 & U CARBON ST-CS
3KH SERVICE GAS H2 AND CO11                               8411    P&C W&C ALL SIZES
3KH SERVICE GAS H2 AND CO9                                4572    BULK H2 STORAGE TK

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 315


                                                          COST
                                                          CODE        DESCRIPTION
                                                          ----    --------------------
3KJ EMERGENCY DIESEL GENERATOR                            1586    CONC. PUMP,TK,EQUI
3KJ EMERGENCY DIESEL GENERATOR                            5121    6-8 CARBON STEEL
3KJ EMERGENCY DIESEL GENERATOR                            5131    10-14 CARBON STEEL
3KJ EMERGENCY DIESEL GENERATOR                            5141    16-18 CARBON STEEL
3KJ EMERGENCY DIESEL GENERATOR                            5531    2 & U CARBON ST-CS
3KJ EMERGENCY DIESEL GENERATOR                            5910    LARGE PIPE HANGRS
3KJ EMERGENCY DIESEL GENERATOR                            6170    INSTR. PIPE & TUBE
3KJ EMERGENCY DIESEL GENERATOR                            7110    3KV-8KV SWITCHGEAR
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            7435    EMERG/DIESEL GEN
3KJ EMERGENCY DIESEL GENERATOR                            8411    P&C W&C ALL SIZES
3MC STARTUP TRANSFORMER                                   1588    CONC. TRANSFMR FND
3MC STARTUP TRANSFORMER                                   7220    START-UP TRANSFMR
3MC STARTUP TRANSFORMER                                   7250    GROUND RESISTORS
3MC STARTUP TRANSFORMER                                   7250    GROUND RESISTORS
3MC STARTUP TRANSFORMER                                   7250    GROUND RESISTORS
3MC STARTUP TRANSFORMER                                   7250    GROUND RESISTORS
3MC STARTUP TRANSFORMER                                   7340    AUXILIARY BUSDUCT
3MC STARTUP TRANSFORMER                                   8411    P&C W&C ALL SIZES
3NE EMERGENCY POWER SUPPLY                                8411    P&C W&C ALL SIZES
3NE EMERGENCY POWER SUPPLY                                8435    P&C WIR/AC/2KV-8KV
3NG 480 V LOAD CENTERS                                    7130    480V LOADCENTERS
3NG 480 V LOAD CENTERS                                    8411    P&C W&C ALL SIZES
3NH 480 V MOTOR CONTROL CENTERS                           7510    MTR/CONTROL CENTRS
3NH 480 V MOTOR CONTROL CENTERS                           7522    LOCAL CONTROL STAT
3NH 480 V MOTOR CONTROL CENTERS                           7523    480V RECEPTACLES
3NH 480 V MOTOR CONTROL CENTERS                           8411    P&C W&C ALL SIZES
3NN INSTRUMENT A.C.                                       7524    INSTRUMENT AC EQ
3NN INSTRUMENT A.C.                                       8411    P&C W&C ALL SIZES
3RJ PLANT COMPUTER                                        6221    COMPUTER & AUXILIA
3RJ PLANT COMPUTER                                        8411    P&C W&C ALL SIZES
9D MAIN BUILDING COMMON BAY                               6231    LOCAL ELEC. PANELS
9D MAIN BUILDING COMMON BAY                               8110    CABLE TRAY/FITTING
9D MAIN BUILDING COMMON BAY                               8221    TOT COND-PWR & CONT
9D MAIN BUILDING COMMON BAY                               8411    P&C W&C ALL SIZES
9H YARD COAL HANDLING                                     6231    LOCAL ELEC. PANELS
9H YARD COAL HANDLING                                     8110    CABLE TRAY/FITTING
9H YARD COAL HANDLING                                     8221    TOT COND-PWR & CONT
9H YARD COAL HANDLING                                     8411    P&C W&C ALL SIZES

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 315


                                                          COST
                                                          CODE        DESCRIPTION
                                                          ----    --------------------
91 COOLING TOWER PUMP HOUSE                               6231    LOCAL ELEC. PANELS
91 COOLING TOWER PUMP HOUSE                               8110    CABLE TRAY/FITTING
91 COOLING TOWER PUMP HOUSE                               8221    TOT COND-PWR & CONT
91 COOLING TOWER PUMP HOUSE                               8411    P&C W&C ALL SIZES
9J DIESEL GENERATOR BUILDING                              8110    CABLE TRAY/FITTING
9J DIESEL GENERATOR BUILDING                              8221    TOT COND-PWR & CONT
9J DIESEL GENERATOR BUILDING                              8411    P&C W&C ALL SIZES
9R WATER TREATMENT FACILITIES                             8110    CABLE TRAY/FITTING
9R WATER TREATMENT FACILITIES                             8221    TOT COND-PWR & CONT
9R WATER TREATMENT FACILITIES                             8411    P&C W&C ALL SIZES
9T SERVICE/ADMIN. BUILDING                                6231    LOCAL ELEC. PANELS
9T SERVICE/ADMIN. BUILDING                                8110    CABLE TRAY/FITTING
9T SERVICE/ADMIN. BUILDING                                8221    TOT COND-PWR & CONT
9T SERVICE/ADMIN. BUILDING                                8411    P&C W&C ALL SIZES
9Y YARD FACILITIES                                        8110    CABLE TRAY/FITTING
9Y YARD FACILITIES                                        8221    TOT COND-PWR & CONT
9Y YARD FACILITIES                                        8411    P&C W&C ALL SIZES

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 316


                                                          COST
                                                          CODE        DESCRIPTION
                                                          ----    --------------------
3EB CLOSED COOLING WATER                                  5111    2.5-4 CARBON STEEL
3EB CLOSED COOLING WATER                                  5121    6-8 CARBON STEEL
3EB CLOSED COOLING WATER                                  5131    10-14 CARBON STEEL
3EB CLOSED COOLING WATER                                  5531    2 & U CARBON ST-CS
3EB CLOSED COOLING WATER                                  5910    LARGE PIPE HANGRS
3EB CLOSED COOLING WATER                                  6141    INSTRUMENTS
3EB CLOSED COOLING WATER                                  6170    INSTR. PIPE & TUBE
3EB CLOSED COOLING WATER                                  8411    P&C W&C ALL SIZES
3KA COMPRESSED AIR                                        1586    CONC. PUMP,TK,EQUI
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4385    SERVICE AIR EQUIP
3KA COMPRESSED AIR                                        4386    INSTR. AIR EQUIP.
3KA COMPRESSED AIR                                        4386    INSTR. AIR EQUIP.
3KA COMPRESSED AIR                                        4386    INSTR. AIR EQUIP.
3KA COMPRESSED AIR                                        4386    INSTR. AIR EQUIP.
3KA COMPRESSED AIR                                        4386    INSTR. AIR EQUIP.
3KA COMPRESSED AIR                                        4462    HVAC GLYCOL WTR H
3KA COMPRESSED AIR                                        5111    2.5-4 CARBON STEEL
3KA COMPRESSED AIR                                        5114    2.5-4 STAINLESS
3KA COMPRESSED AIR                                        5121    6-8 CARBON STEEL
3KA COMPRESSED AIR                                        5124    6-8 STAINLESS STEEL
3KA COMPRESSED AIR                                        5134    10-14 STAINLESS
3KA COMPRESSED AIR                                        5411    2.5-4 CU & BRASS
3KA COMPRESSED AIR                                        5531    2 & U CARBON ST-CS
3KA COMPRESSED AIR                                        5534    2 & U STAIN ST-SS
3KA COMPRESSED AIR                                        5561    2 & U COPP & BRASS
3KA COMPRESSED AIR                                        5910    LARGE PIPE HANGRS
3KA COMPRESSED AIR                                        6141    INSTRUMENTS
3KA COMPRESSED AIR                                        6170    INSTR. PIPE & TUBE
3KA COMPRESSED AIR                                        8411    P&C W&C ALL SIZES
3KA COMPRESSED AIR                                        8435    P&C WIR/AC/2KV-8KV
3MA MAIN GENERATION                                       6328    TUR OFF FREQ MONIT
3RL ACCELERATION TREND RELAY                              6325    ATR
3RQ APPORTIONMENT COMPUTER                                6332    APPOR COMP AUTOMA
3RS EDAC                                                  6444    EDAC EQUIP
3RT EEMAC                                                 6440    EMAC EQUIP
3RW RELAY SYSTEM                                          6380    RELAY COSTS
9W WAREHOUSE                                              2582    EQUIPMENT
9W WAREHOUSE                                              2583    FURNISHINGS
9W WAREHOUSE                                              2585    ELECTRIC FAC
9YY PLANT EQUIPMENT                                       4962    I & C EQUIPMENT
9YY PLANT EQUIPMENT                                       4962    O & M EQUIPMENT

                                                       Common Facilities 3-4 and
                                                       Common Facilities 1-2-3-4

                                                       FERC Account 316


                                                          COST
                                                          CODE        DESCRIPTION
                                                          ----    --------------------
9YY PLANT EQUIPMENT                                       4963    FURNS & EQUIPMENT
9YY PLANT EQUIPMENT                                       4964    VECH & SHOP EQUIP
9YY PLANT EQUIPMENT                                       4965    LAB EQUIP & FURNS
9YY PLANT EQUIPMENT                                       4966    LIME MOIST ANALYZE
9YY PLANT EQUIPMENT                                       4967    COMPUTER EQUIP
9YY PLANT EQUIPMENT                                       4968    AUTOMOBILES
9YY PLANT EQUIPMENT                                       4969    TRACTORS
9YY PLANT EQUIPMENT                                       4970    COAL HANDLING EQ
9YY PLANT EQUIPMENT                                       4975    VACUUM TRUCK
9YY PLANT EQUIPMENT                                       4976    TRACKMOBILE
9YY PLANT EQUIPMENT                                       4977    AIR QUAL EQUIP
9YY PLANT EQUIPMENT                                       4978    CAP. LAB. EQUIP
9YY PLANT EQUIPMENT                                       4979    SOURCE TESTING